                                     ANNEX A
                  CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

                        LOAN           LOAN        LOAN
   SEQUENCE            NUMBER          GROUP       SELLER    PROPERTY NAME
   --------            ------          -----       ------    -------------

       1               GA20599           2         GACC      Ocean Residences

      2.1             760032557          2         GERE      Princeton Court Apartments
      2.2             760032557          2         GERE      Princeton Arms Apartments
       2              760032557          2         GERE      PRINCETON ARMS & COURT (ROLL UP)

       3                58206            1         BOFA      Abbey West Apartments
       4                57487            1         BOFA      Sterling University Villa
       5                58340            2         BOFA      Acerno Villas Apartments
       6              760032873          2         GERE      Saddlebrook Apartments
       7                58396            2         BOFA      AMLI Timberglen
       8              760033071          2         GERE      Huntington Apartments

      9.1             DBM20554           1         GACC      304 East 89th Street
      9.2             DBM20554           1         GACC      406 East 64th Street
       9              DBM20554           1         GACC      ANNUNZIATA MULTIFAMILY PORTFOLIO I (ROLL UP)
     10.1             DBM20555           1         GACC      308 West 109th Street
     10.2             DBM20555           1         GACC      462 West 51st Street
      10              DBM20555           1         GACC      ANNUNZIATA MULTIFAMILY PORTFOLIO II (ROLL UP)
                                                             SUB-TOTAL CROSSED LOANS

      11              760032702          2         GERE      Quail Run / Southpointe
      12              760032898          2         GERE      Summit Place Apartments
      13              760032111          2         GERE      Cascades Apts - Phoenix, AZ
      14                55832            2         BOFA      CLK - Paddock Place Apartments
      15              DBM20218           2         GACC      Country Club Ridge
      16              760033784          2         GERE      Fairmeadow Apartments
      17              760033033          2         GERE      North Oak Apartments
      18              760032429          2         GERE      Brook Lyn Apartments
      19                58296            1         BOFA      Simon - Cheltenham Square Mall

      20              DBM20193           1         GACC      Congressional Village
      21              DBM20192           1         GACC      Jefferson at Congressional (Land)
                                                             SUB-TOTAL CROSSED LOANS

      22                58118            1         BOFA      James River Towne Center
      23                58421            1         BOFA      Koreatown Galleria
      24              760033366          1         GERE      Plaza 205
      25                58312            1         BOFA      The Falls at Ocotillo
      26              760033841          1         GERE      Roswell Village
      27                58317            1         BOFA      Richmond Hill Road Plaza
      28              760032781          1         GERE      Fredericksburg Westwood Center Retail
      29              760033463          1         GERE      Bluffton Commons
      30              760032500          1         GERE      Village of Woodland Hills
      31                58384            1         BOFA      Villa Monaco Shopping Center
      32                58275            1         BOFA      Beach Western Commons
      33                58310            1         BOFA      Home Depot Center
      34              760032844          1         GERE      Prescott Valley Shopping Center
      35                58383            1         BOFA      Shoppes at Victoria Square
      36                58137            1         BOFA      The Marketplace at Hollywood Park
      37                58129            1         BOFA      Santa Rosa Plaza
      38                58091            1         BOFA      Milledgeville Shops
      39              760032563          1         GERE      Park Place Shopping Center
      40              760032538          1         GERE      Arts Industria Building
      41              760032349          1         GERE      Brookhollow Village Shopping Center
      42                58192            1         BOFA      West Marine Plaza
      43                58202            1         BOFA      Walgreens - Sacramento, CA
      44                58358            1         BOFA      Office Depot/ Michael's
      45                58367            1         BOFA      Sonterra Park Market
      46              DBM20423           1         GACC      Dutch Village
      47              760032273          1         GERE      Smoky Hill Town Center Phase II
      48              760032361          1         GERE      Texas Station Shopping Center
      49              760032371          1         GERE      Beechnut
      50                58399            1         BOFA      Bank of America Center

     51.1             760032545          1         GERE      2115 Wisconsin Avenue, NW
     51.2             760032545          1         GERE      1600 K Street,  NW
      51              760032545          1         GERE      ICG PORTFOLIO (ROLL UP)

      52              DBM20357           1         GACC      Corporate Center
      53              760032482          1         GERE      Omega Corporate Center

     54.1               57840            1         BOFA      Sunrise Medical Tower I
     54.2               57840            1         BOFA      Sunrise Medical Tower II
      54                57840            1         BOFA      SUNRISE MEDICAL TOWER I & II (ROLL UP)
      55                57839            1         BOFA      Sunrise Medical Tower III
      56                57842            1         BOFA      Sunrise Medical Tower V
      57                57843            1         BOFA      Sunrise Medical Tower IV
                                                             SUB-TOTAL CROSSED LOANS

      58                58419            1         BOFA      Medical Mutual of Ohio - Toledo
      59              760032106          1         GERE      Riverview Plaza
      60              760032704          1         GERE      Truxtun Avenue
      61                57851            1         BOFA      Medical Family Health Center
      62              760033688          1         GERE      3100 Weslayan
      63                57855            1         BOFA      Black Hills Medical Park
      64              760032628          1         GERE      North County Corporate Center
      65                58054            1         BOFA      L'Oreal Warehouse
      66                58144            1         BOFA      Tamal Vista Warehouse
      67              760032489          1         GERE      Commonwealth Commerces Center

     68.1             760032401          1         GERE      10 Alvin Court
     68.2             760032401          1         GERE      1 Kimberly Road
      68              760032401          1         GERE      1 KIMBERLY ROAD & 10 ALVIN COURT (ROLL UP)

      69              760032649          1         GERE      Rush Creek II
      70                58381            1         BOFA      TRAK Microwave Industrial Building
      71              760032537          1         GERE      Stor All - Tchoupitoulas
      72              760032540          1         GERE      Stor All - Gentilly
      73                58435            1         BOFA      All Storage Mustang Road
      74              760032832          1         GERE      Storage USA - Savi Ranch
      75                58404            1         BOFA      Cypress Self Storage
      76              760032543          1         GERE      Malibu Self Storage
      77                58386            1         BOFA      A-1 North Hollywood Self Storage
      78              760032730          1         GERE      Storage USA Waldorf
      79                58357            1         BOFA      Nob Hill Self Storage
      80              760032835          1         GERE      Boulder Bins Self Storage
      81              760032833          1         GERE      American Self Storage
      82              760032834          1         GERE      Ross Valley Self Storage
      83              760032660          1         GERE      Summit Plaza Self Storage
      84              760032929          1         GERE      Storage USA - Tamarisk
      85              760032235          1         GERE      Power Self Storage
      86              760032565          1         GERE      Storage One at Tenaya
      87              760032967          1         GERE      Lockaway SS - Hollywood
      88              760032181          1         GERE      Storage Choice Sugar Land
      89              760032179          1         GERE      Storage Choice - Pearland
      90                58387            1         BOFA      A-1 Santa Ana Self Storage
      91              760033072          1         GERE      Redline Self Storage
      92              760032184          1         GERE      Storage Columbus Macon Road
      93               GA20413           1         GACC      Charles Square
      94               GA20315           1         GACC      Rentar Plaza

     95.1               58215            1         BOFA      Sun Communities Portfolio 4 - Lafayette Place
     95.2               58215            1         BOFA      Sun Communities Portfolio 4 - Lake San Marino
     95.3               58215            1         BOFA      Sun Communities Portfolio 4 - Lake Juliana Landings
     95.4               58215            1         BOFA      Sun Communities Portfolio 4 - Four Seasons
      95                58215            1         BOFA      SUN COMMUNITIES PORTFOLIO 4 (ROLL UP)
      96                58216            1         BOFA      Sun Communities - Southfork
                                                             SUB-TOTAL CROSSED LOANS

     97.1               58232            1         BOFA      Sun Communities Portfolio 13 - Siesta Bay
     97.2               58232            1         BOFA      Sun Communities Portfolio 13 - Candlelight Village
      97                58232            1         BOFA      SUN COMMUNITIES PORTFOLIO 13 (ROLL UP)
      98                58212            1         BOFA      Sun Communities - Bonita Lake
                                                             SUB-TOTAL CROSSED LOANS

      99                58258            2         BOFA      Zeman Portfolio - Alpine Village
      100               58284            1         BOFA      Zeman Portfolio - Shady Oaks I & II
      101               58282            1         BOFA      Zeman Portfolio - Pleasant Valley MHC and Self Storage
      102               58262            2         BOFA      Zeman Portfolio - Edgebrook
      103               58270            2         BOFA      Zeman Portfolio - Maple Grove Estates
      104               58290            2         BOFA      Zeman Portfolio - Valley Oaks
      105               58261            2         BOFA      Zeman Portfolio - Colonial Estates
      106               58287            1         BOFA      Zeman Portfolio - Sunny Acres
      107             760032689          1         GERE      Kennedy Meadows MHC
      108             760033701          1         GERE      Courtyard Springfield
      109               58448            1         BOFA      Hampton Inn - Colton, CA
----------------------------------------------------------------------------------------------------------------------------------

==================================================================================================================================

  SEQUENCE     PROPERTY ADDRESS                                                                  COUNTY
  --------     ----------------                                                                  ------

      1        One West Street                                                                   New York

     2.1       Estates Boulevard off Whitehorse Mercervile Road                                  Mercer
     2.2       8 Dorchester Drive                                                                Mercer
      2        Various                                                                           Mercer

      3        250 Epps Bridge Parkway                                                           Clarke
      4        2550 West Ironwood Hills Drive                                                    Pima
      5        9500 West Maule Avenue                                                            Clark
      6        9000 Chapel Drive                                                                 McLennan
      7        3565 Timberglen Road                                                              Denton
      8        11755 Norbourne Drive                                                             Hamilton

     9.1       304 East 89th Street                                                              New York
     9.2       406 East 64th Street                                                              New York
      9        Various                                                                           New York
    10.1       308 West 109th Street                                                             New York
    10.2       462 West 51st Street                                                              New York
     10        Various                                                                           New York

     11        6220 North Murray Avenue                                                          Berkeley
     12        2350 Windward Lane                                                                Hall
     13        3550 East Campbell Avenue                                                         Maricopa
     14        2655 Union Hall Road                                                              Montgomery
     15        1-101 Rockledge Road / 131-159 East Hartsdale Avenue                              Westchester
     16        7800 West Airport Boulevard                                                       Harris
     17        1417 North Nursery Road                                                           Dallas
     18        510 Brooke Lyn Drive                                                              Jefferson
     19        2385 Cheltenham Avenue                                                            Philadelphia

     20        1701-1765 Rockville Pike, 104-109 Halpine Road, 143 Rollins Avenue                Montgomery
     21        198 Halpine Road                                                                  Montgomery

     22        1829-3825 East Independence Street                                                Greene
     23        3250 W. Olympic Boulevard                                                         Los Angeles
     24        10302, & 10522-42 Southeast Washington Street                                     Multnomah
     25        1025 - 1095 West Queen Creek Road                                                 Maricopa County
     26        593 Holcomb Bridge Road                                                           Fulton
     27        77 Richmond Hill Road & 2391 Richmond Avenue                                      Richmond
     28        1905-2501 Plank Road                                                              Fredericksburg
     29        80 & 95 Baylor Drive                                                              Beaufort
     30        6808 South Memorial Drive                                                         Tulsa
     31        2223 S. Monaco Parkway                                                            Denver
     32        6650 North Beach Street                                                           Tarrant
     33        1301 West Patrick Street                                                          Frederick
     34        7680-7860 East Highway 69                                                         Yavapai
     35        247 SW Port Saint Lucie Boulevard #295                                            Saint Lucie
     36        3451 West Century Boulevard                                                       Los Angeles
     37        5800 Santa Rosa Road                                                              Venture
     38        2600 North Columbia Street                                                        Baldwin
     39        2100 West Northwest Highway                                                       Tarrant
     40        415 South Cedros Avenue                                                           San Diego
     41        14902-14990 Northwest Freeway                                                     Harris
     42        4441-4449 Granite Drive                                                           Placer
     43        4495 Mack Road                                                                    Sacramento
     44        3065 Atlanta Highway (Route 78)                                                   Clarke
     45        1321 North Loop 1604 East                                                         Bexar
     46        2531 East Lyon Station Road                                                       Granville
     47        20209 East Smokey Hill Road                                                       Arapahoe
     48        9832 York Road                                                                    Baltimore
     49        10204-10208 Beechnut                                                              Harris
     50        555 California Street, 315 Montgomery Street, and 345 Montgomery Street           San Francisco

    51.1       2115 Wisconsin Ave NorthWest                                                      District of Columbia
    51.2       1600 K Street NorthWest                                                           District of Columbia
     51        Various                                                                           District of Columbia

     52        110 East Broward Boulevard                                                        Broward
     53        1000 Omega Drive                                                                  Allegheny

    54.1       3201 S. Maryland Parkway                                                          Clark
    54.2       3121 S. Maryland Parkway                                                          Clark
     54        Various                                                                           Clark
     55        3006 S. Maryland Parkway                                                          Clark
     56        3101 S. Maryland Parkway                                                          Clark
     57        3196 S. Maryland Parkway                                                          Clark

     58        3737 Sylvania Avenue                                                              Lucas
     59        63 South Royal Street                                                             Mobile
     60        5701 Truxton Avenue                                                               Kern
     61        2825 N State Road 7                                                               Broward
     62        3100 Weslayan                                                                     Harris
     63        402-412 Black Hills Lane, SW                                                      Thurston
     64        990 - 995 Joshua Way/2750 - 2765 Progress Street                                  San Diego
     65        10345 Philipp Parkway                                                             Portage
     66        195-201-205 Tamal Vista Boulevard                                                 Marin
     67        7033 Commonwealth Avenue                                                          Duval

    68.1       10 Alvin Court                                                                    Middlesex
    68.2       1 Kimberly Road                                                                   Middlesex
     68        Various                                                                           Middlesex

     69        438, 480 & 510 East Wilson Bridge Road                                            Franklin
     70        4726 Eisenhower Boulevard                                                         Hillsborough
     71        4700 Tchoupitoulas Street                                                         Orleans Parish
     72        4601 Chef Menteur Highway                                                         Orleans Parish
     73        515 North Mustang Road                                                            Canadian
     74        8180 East Old Canal Road                                                          Orange
     75        7755 Preserve Lane                                                                Collier
     76        4866 East Russell Road                                                            Clark
     77        5310 Vineland Avenue                                                              Los Angeles
     78        72B Industrial Park Drive                                                         Charles
     79        10325 West Broward Boulevard                                                      Broward
     80        4900 North Broadway                                                               Marin
     81        1985 East Bayshore Road                                                           San Mateo
     82        890 College Avenue                                                                Marin
     83        4375 East Sahara Avenue                                                           Clark
     84        2711 East Tamarisk Road                                                           Riverside
     85        73-4854 Kanalani Street                                                           Hawaii
     86        3900 North Tenaya Way                                                             Clark
     87        5138 Sunset Boulevard                                                             Los Angeles
     88        9870 Highway 90 A                                                                 Fort Bend
     89        5710 Broadway                                                                     Brazoria
     90        2555 South Main Street                                                            Orange
     91        7111 McNeil Lane                                                                  Orange
     92        6751 Macon Road                                                                   Muscogee
     93        One Bennett Street                                                                Middlesex
     94        66-26 Metropolitan Avenue                                                         Queens

    95.1       21155 Warner Avenue                                                               Macomb
    95.2       1000 Wiggins Pass Road                                                            Collier
    95.3       166 Juliana Boulevard                                                             Polk
    95.4       1350 Country Road 3                                                               Elkhart
     95        Various                                                                           Various
     96        1301 North Scott                                                                  Cass

    97.1       19333 Summerlin Road                                                              Lee
    97.2       4 Candlelight Drive                                                               Cook
     97        Various                                                                           Various
     98        26325 Old 41 Road                                                                 Lee

     99        21425 Lincoln Highway                                                             Cook
     100       5097 Shady Oaks Road                                                              Grundy
     101       2999 McCool Road                                                                  Porter
     102       1801 Dekalb Ave                                                                   DeKalb
     103       3800 Belvidere Road                                                               Lake
     104       6208 Lawn Drive                                                                   Cook
     105       14139  Western Avenue                                                             Cook
     106       200 Franklin Drive                                                                Kankakee
     107       2096 Kennedy Circle Northeast                                                     Marion
     108       6710 Commerce Street                                                              Fairfax
     109       250 N. 9th Street                                                                 San Bernardino
-------------------------------------------------------------------------------------------------------------------------
               109 LOANS
=========================================================================================================================

                                                   ZIP                    PROPERTY
  SEQUENCE    CITY                      STATE      CODE                     TYPE                           PROPERTY SUBTYPE
  --------    ----                      -----      ----                     ----                           ----------------

      1       New York                   NY       10004                 Multifamily                       Mid-rise w/ Retail

     2.1      Hamilton Township          NJ       08650                 Multifamily                          Garden Style
     2.2      East Windsor Township      NJ       08512                 Multifamily                          Garden Style
      2       Various                    NJ      Various                Multifamily                          Garden Style

      3       Athens                     GA       30606                 Multifamily                            Student
      4       Tucson                     AZ       85745                 Multifamily                            Student
      5       Las Vegas                  NV       89148                 Multifamily                          Garden Style
      6       Waco                       TX       76712                 Multifamily                          Garden Style
      7       Dallas                     TX       75287                 Multifamily                          Garden Style
      8       Cincinnati                 OH       45240                 Multifamily                          Garden Style

     9.1      New York                   NY       10128                 Multifamily                            Mid-rise
     9.2      New York                   NY       10021                 Multifamily                            Mid-rise
      9       New York                   NY      Various                Multifamily                            Mid-rise
    10.1      New York                   NY       10025                 Multifamily                            Mid-rise
    10.2      New York                   NY       10019                 Multifamily                            Mid-rise
     10       New York                   NY      Various                Multifamily                            Mid-rise

     11       Hanahan                    SC       29406                 Multifamily                          Garden Style
     12       Gainesville                GA       30501                 Multifamily                          Garden Style
     13       Phoenix                    AZ       85018                 Multifamily                          Multifamily
     14       Clarksville                TN       37040                 Multifamily                          Garden Style
     15       Hartsdale                  NY       10530                 Multifamily                             Co-op
     16       Houston                    TX       77071                 Multifamily                          Garden Style
     17       Irving                     TX       75061                 Multifamily                    Multifamily (Tax Credit)
     18       Pleasant Grove             AL       35127                 Multifamily                          Garden Style
     19       Philadelphia               PA       19150                    Retail                              Anchored

     20       Rockville                  MD       20852                    Retail                          Shadow Anchored
     21       Rockville                  MD       20852                     Land                          Land, Development

     22       Springfield                MO       65804                    Retail                              Anchored
     23       Los Angeles                CA       90006                    Retail                              Anchored
     24       Portland                   OR       97206                    Retail                              Anchored
     25       Chandler                   AZ       85248                    Retail                          Shadow Anchored
     26       Roswell                    GA       30076                    Retail                              Anchored
     27       Staten Island              NY       10314                    Retail                             Unanchored
     28       Fredericksburg             VA       22401                    Retail                              Anchored
     29       Bluffton                   SC       29910                    Retail                              Anchored
     30       Tulsa                      OK       74133                    Retail                          Shadow Anchored
     31       Denver                     CO       80222                    Retail                              Anchored
     32       Fort Worth                 TX       76137                    Retail                              Anchored
     33       Frederick                  MD       21702                    Retail                              Anchored
     34       Prescott Valley            AZ       86314                    Retail                              Anchored
     35       Port Saint Lucie           FL       34984                    Retail                              Anchored
     36       Inglewood                  CA       90303                    Retail                          Shadow Anchored
     37       Camarillo                  CA       93012                    Retail                              Anchored
     38       Milledgeville              GA       31061                    Retail                          Shadow Anchored
     39       Grapevine                  TX       76051                    Retail                          Shadow Anchored
     40       Solana Beach               CA       92075                    Retail                             Unanchored
     41       Houston                    TX       77040                    Retail                          Shadow Anchored
     42       Rocklin                    CA       95677                    Retail                             Unanchored
     43       Sacramento                 CA       95823                    Retail                              Anchored
     44       Athens                     GA       30606                    Retail                              Anchored
     45       San Antonio                TX       78253                    Retail                          Shadow Anchored
     46       Creedmoor                  NC       27522                    Retail                              Anchored
     47       Cenntennial                CO       80015                    Retail                          Shadow Anchored
     48       Cockeysville               MD       21030                    Retail                             Unanchored
     49       Houston                    TX       77072                    Retail                          Shadow Anchored
     50       San Francisco              CA       94104                    Office                                CBD

    51.1      Washington                 DC       20007                    Office                               Mixed
    51.2      Washington                 DC       20006                    Office                               Mixed
     51       Washington                 DC      Various                   Office                               Mixed

     52       Fort Lauderdale            FL       33301                    Office                                CBD
     53       Pittsburgh                 PA       15205                    Office                               Office

    54.1      Las Vegas                  NV       89109                    Office                              Medical
    54.2      Las Vegas                  NV       89109                    Office                              Medical
     54       Las Vegas                  NV       89109                    Office                              Medical
     55       Las Vegas                  NV       89109                    Office                              Medical
     56       Las Vegas                  NV       89109                    Office                              Medical
     57       Las Vegas                  NV       89109                    Office                              Medical

     58       Toledo                     OH       43623                    Office                        Single Tenant Credit
     59       Mobile                     AL       36602                    Office                               Office
     60       Bakersfield                CA       93309                    Office                               Office
     61       Margate                    FL       33063                    Office                              Medical
     62       Houston                    TX       77027                    Office                               Office
     63       Olympia                    WA       98502                    Office                              Medical
     64       Vista                      CA       92081                  Industrial                     Industrial - Warehouse
     65       Streetsboro                OH       44241                  Industrial                    Single Tenant Non-Credit
     66       Corte Madera               CA       94925                  Industrial                           Warehouse
     67       Jacksonville               FL       32220                  Industrial                     Industrial - Warehouse

    68.1      East Brunswick             NJ       08816                  Industrial                 Industrial - Office/Warehouse
    68.2      East Brunswick             NJ       08816                  Industrial                 Industrial - Office/Warehouse
     68       East Brunswick             NJ       08816                  Industrial                 Industrial - Office/Warehouse

     69       Worthington                OH       43085                  Industrial                             Mixed
     70       Tampa                      FL       33634                  Industrial                      Single Tenant Credit
     71       New Orleans                LA       70115                 Self Storage                         Self Storage
     72       New Orleans                LA       70126                 Self Storage                         Self Storage
     73       Mustang                    OK       73064                 Self Storage                         Self Storage
     74       Anaheim                    CA       92807                 Self Storage                         Self Storage
     75       Naples                     FL       34119                 Self Storage                         Self Storage
     76       Las Vegas                  NV       89120                 Self Storage                         Self Storage
     77       North Hollywood            CA       91601                 Self Storage                         Self Storage
     78       Waldorf                    MD       20602                 Self Storage                         Self Storage
     79       Plantation                 FL       33324                 Self Storage                         Self Storage
     80       Boulder                    CO       90304                 Self Storage                         Self Storage
     81       East Palo Alto             CA       94303                 Self Storage                         Self Storage
     82       Kentfield                  CA       94904                 Self Storage                         Self Storage
     83       Las Vegas                  NV       89104                 Self Storage                         Self Storage
     84       Palm Springs               CA       92262                 Self Storage                         Self Storage
     85       Kailua-Kona                HI       96740                 Self Storage                         Self Storage
     86       Las Vegas                  NV       89129                 Self Storage                         Self Storage
     87       Hollywood                  CA       90027                 Self Storage                         Self Storage
     88       Sugarland                  TX       77478                 Self Storage                         Self Storage
     89       Pearland                   TX       77581                 Self Storage                         Self Storage
     90       Santa Ana                  CA       92707                 Self Storage                         Self Storage
     91       Buena Park                 CA       90620                 Self Storage                         Self Storage
     92       Columbus                   GA       31907                 Self Storage                         Self Storage
     93       Cambridge                  MA       02138                  Mixed Use                     Hotel / Office / Retail
     94       Middle Village             NY       11379                  Mixed Use                        Industrial/Retail

    95.1      Warren                     MI       48091       Manufactured Housing Communities     Manufactured Housing Communities
    95.2      Naples                     FL       34110       Manufactured Housing Communities     Manufactured Housing Communities
    95.3      Auburndale                 FL       33823       Manufactured Housing Communities     Manufactured Housing Communities
    95.4      Elkhart                    IN       46514       Manufactured Housing Communities     Manufactured Housing Communities
     95       Various                  Various   Various      Manufactured Housing Communities     Manufactured Housing Communities
     96       Belton                     MO       64012       Manufactured Housing Communities     Manufactured Housing Communities

    97.1      Fort Myers                 FL       33908       Manufactured Housing Communities     Manufactured Housing Communities
    97.2      Sauk Village               IL       60411       Manufactured Housing Communities     Manufactured Housing Communities
     97       Various                  Various   Various      Manufactured Housing Communities     Manufactured Housing Communities
     98       Bonita Springs             FL       34135       Manufactured Housing Communities     Manufactured Housing Communities

     99       Lynwood                    IL       60411       Manufactured Housing Communities     Manufactured Housing Communities
     100      Minooka                    IL       60447       Manufactured Housing Communities     Manufactured Housing Communities
     101      Portage                    IN       46368       Manufactured Housing Communities     Manufactured Housing Communities
     102      Sycamore                   IL       60178       Manufactured Housing Communities     Manufactured Housing Communities
     103      Park City                  IL       60085       Manufactured Housing Communities     Manufactured Housing Communities
     104      Hodgkins                   IL       60525       Manufactured Housing Communities     Manufactured Housing Communities
     105      Dixmoor                    IL       60406       Manufactured Housing Communities     Manufactured Housing Communities
     106      Manteno                    IL       60950       Manufactured Housing Communities     Manufactured Housing Communities
     107      Keizer                     OR       97303       Manufactured Housing Communities     Manufactured Housing Communities
     108      Springfield                VA       22150                    Hotel                             Full Service
     109      Colton                     CA       92324                    Hotel                           Limited Service
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                        CUT-OFF               MATURITY
                    ORIGINAL              DATE                  DATE               LOAN          MORTGAGE       ADMINISTRATIVE
  SEQUENCE          BALANCE             BALANCE               BALANCE              TYPE            RATE          FEE RATE (I)
  --------          -------             -------               -------              ----            ----          ------------

      1           $90,000,000         $90,000,000           $90,000,000        Interest Only      4.797%            0.032%

     2.1           12,984,055          12,887,137            5,570,455
     2.2           12,015,945          11,926,254            5,155,114
      2            25,000,000          24,813,391            10,725,569           Balloon         4.840%            0.032%

      3            14,000,000          13,952,718            12,921,120           Balloon         4.950%            0.122%
      4            13,600,000          13,600,000            11,478,594         IO, Balloon       4.920%            0.122%
      5            12,400,000          12,400,000            10,964,497         IO, Balloon       5.827%            0.122%
      6            11,750,000          11,750,000            10,383,380         IO, Balloon       5.790%            0.032%
      7            10,400,000          10,400,000            10,400,000        Interest Only      4.980%            0.122%
      8            9,140,000           9,140,000             8,578,001          IO, Balloon       4.800%            0.032%

     9.1           2,514,706           2,514,706             2,325,976
     9.2           2,235,294           2,235,294             2,067,534
      9            4,750,000           4,750,000             4,393,511            Balloon         5.100%            0.032%
    10.1           1,623,810           1,623,810             1,501,942
    10.2           1,476,190           1,476,190             1,365,402
     10            3,100,000           3,100,000             2,867,344            Balloon         5.100%            0.032%
              ----------------------------------------------------------------
                   7,850,000           7,850,000             7,260,854

     11            7,600,000           7,578,419             6,405,551            Balloon         5.730%            0.032%
     12            6,400,000           6,386,934             5,356,161            Balloon         5.500%            0.032%
     13            6,130,000           6,123,788             5,459,221            Balloon         5.200%            0.032%
     14            5,610,000           5,610,000             5,191,506          IO, Balloon       5.120%            0.122%
     15            5,500,000           5,500,000             4,615,659          IO, Balloon       5.590%            0.032%
     16            4,240,000           4,240,000             4,240,000         Interest Only      4.740%            0.032%
     17            4,000,000           3,995,547             3,683,881            Balloon         4.800%            0.032%
     18            3,400,000           3,400,000             2,846,268            Balloon         5.510%            0.032%
     19            54,941,036          54,941,036            51,393,858         IO, Balloon       5.890%            0.042%

     20            32,500,000          32,500,000            28,446,664         IO, Balloon       6.280%            0.032%
     21            18,500,000          18,500,000            16,192,716         IO, Balloon       6.280%            0.032%
              ----------------------------------------------------------------
                   51,000,000          51,000,000            44,639,380

     22            26,250,000          26,080,467            17,095,011           Balloon         5.680%            0.122%
     23            21,000,000          20,979,479            17,497,412           Balloon         5.350%            0.122%
     24            16,000,000          16,000,000            14,430,057         IO, Balloon       5.820%            0.032%
     25            14,800,000          14,800,000            13,383,915         IO, Balloon       5.956%            0.122%
     26            12,300,000          12,300,000            10,296,794           Balloon         5.510%            0.032%
     27            12,000,000          11,977,977            10,189,737           Balloon         5.986%            0.122%
     28            10,860,000          10,850,999            9,227,766            Balloon         6.000%            0.032%
     29            10,180,000          10,180,000            8,934,605          IO, Balloon       5.500%            0.032%
     30            9,500,000           9,481,631             8,010,922            Balloon         5.750%            0.032%
     31            9,150,000           9,150,000             8,209,678          IO, Balloon       5.560%            0.122%
     32            8,800,000           8,800,000             7,804,710          IO, Balloon       5.960%            0.122%
     33            8,450,000           8,425,873             7,116,837            Balloon         5.706%            0.122%
     34            7,500,000           7,492,363             6,215,735            Balloon         5.180%            0.032%
     35            6,750,000           6,750,000             6,060,589          IO, Balloon       5.595%            0.122%
     36            6,500,000           6,500,000             5,734,883          IO, Balloon       5.731%            0.122%
     37            6,000,000           5,984,613             5,121,837            Balloon         6.165%            0.122%
     38            5,100,000           5,081,851             4,326,589            Balloon         5.941%            0.122%
     39            4,300,000           4,287,507             3,613,296            Balloon         5.630%            0.032%
     40            4,250,000           4,241,656             3,576,322            Balloon         5.680%            0.032%
     41            4,000,000           3,991,922             3,352,723            Balloon         5.550%            0.032%
     42            3,900,000           3,885,793             3,519,047            Balloon         5.843%            0.122%
     43            3,600,000           3,590,602             3,066,489            Balloon         6.090%            0.122%
     44            3,500,000           3,495,221             2,686,888            Balloon         5.650%            0.122%
     45            3,490,000           3,483,384             2,950,842            Balloon         5.840%            0.122%
     46            2,900,000           2,900,000             2,504,679          IO, Balloon       5.750%            0.032%
     47            2,600,000           2,595,060             2,197,685            Balloon         5.830%            0.032%
     48            2,600,000           2,591,377             2,224,222            Balloon         6.230%            0.032%
     49            2,350,000           2,345,325             1,973,918            Balloon         5.620%            0.032%
     50           137,000,000         137,000,000           137,000,000        Interest Only      4.867%            0.052%

    51.1           35,592,251          35,592,251            33,571,617
    51.2           14,907,749          14,907,749            14,061,410
     51            50,500,000          50,500,000            47,633,027         IO, Balloon       5.230%            0.032%

     52            32,900,000          32,900,000            31,114,632         IO, Balloon       5.470%            0.032%
     53            24,900,000          24,900,000            16,106,000           Balloon         5.510%            0.032%

    54.1           3,846,251           3,811,830             3,243,209
    54.2           4,387,131           4,347,868             3,699,285
     54            8,233,382           8,159,698             6,942,494            Balloon         5.743%            0.122%
     55            8,037,518           7,965,587             6,777,338            Balloon         5.743%            0.122%
     56            2,365,111           2,343,945             1,994,292            Balloon         5.743%            0.122%
     57            1,161,020           1,150,630              978,986             Balloon         5.743%            0.122%
              ----------------------------------------------------------------
                   19,797,031          19,619,859            16,693,110

     58            19,266,000          19,248,573            16,206,576           Balloon         5.661%            0.122%
     59            10,700,000          10,660,341            9,647,088            Balloon         5.820%            0.032%
     60            5,000,000           4,995,476             4,205,877            Balloon         5.660%            0.032%
     61            4,970,000           4,919,320             4,598,714            Balloon         5.116%            0.122%
     62            4,650,000           4,650,000             4,098,473          IO, Balloon       5.690%            0.032%
     63            3,806,125           3,766,031             3,513,441            Balloon         4.955%            0.122%
     64            26,660,000          26,660,000            26,660,000        Interest Only      5.020%            0.032%
     65            20,200,000          20,200,000            16,338,066         IO, Balloon       5.285%            0.122%
     66            11,300,000          11,269,865            9,600,295            Balloon         6.000%            0.122%
     67            9,285,000           9,266,530             7,799,078            Balloon         5.620%            0.032%

    68.1           3,526,882           3,526,882             3,100,614
    68.2           2,623,118           2,623,118             2,306,081
     68            6,150,000           6,150,000             5,406,696          IO, Balloon       5.580%            0.032%

     69            5,040,000           5,026,401             4,275,656            Balloon         5.950%            0.032%
     70            4,300,000           4,291,233             3,599,332            Balloon         5.506%            0.122%
     71            7,150,000           7,117,695             6,027,197            Balloon         5.800%            0.032%
     72            6,850,000           6,819,050             5,774,308            Balloon         5.800%            0.032%
     73            6,700,000           6,693,548             5,592,932            Balloon         5.410%            0.122%
     74            6,600,000           6,600,000             5,735,978          IO, Balloon       6.020%            0.032%
     75            6,075,000           6,075,000             5,304,125          IO, Balloon       5.733%            0.122%
     76            5,775,000           5,775,000             5,107,962          IO, Balloon       5.840%            0.032%
     77            5,700,000           5,683,300             4,364,212            Balloon         5.580%            0.122%
     78            5,669,000           5,644,084             5,095,306            Balloon         5.490%            0.032%
     79            5,600,000           5,600,000             4,854,631          IO, Balloon       5.900%            0.122%
     80            5,510,000           5,493,911             4,689,660            Balloon         5.600%            0.032%
     81            5,000,000           4,985,326             4,252,683            Balloon         5.570%            0.032%
     82            4,300,000           4,291,353             3,857,981            Balloon         5.570%            0.032%
     83            4,100,000           4,077,738             3,512,667            Balloon         5.880%            0.032%
     84            3,915,000           3,899,418             3,045,941            Balloon         6.050%            0.032%
     85            3,750,000           3,739,810             3,178,495            Balloon         5.920%            0.032%
     86            3,600,000           3,584,989             3,077,394            Balloon         5.790%            0.032%
     87            3,375,000           3,375,000             2,981,550          IO, Balloon       5.790%            0.032%
     88            3,100,000           3,091,537             2,626,012            Balloon         5.900%            0.032%
     89            3,100,000           3,087,325             2,399,795            Balloon         5.900%            0.032%
     90            3,000,000           2,994,032             2,519,896            Balloon         5.620%            0.122%
     91            2,182,000           2,175,553             1,962,344            Balloon         5.530%            0.032%
     92            2,152,000           2,140,941             1,682,019            Balloon         6.180%            0.032%
     93            77,000,000          77,000,000            72,576,797         IO, Balloon       5.426%            0.032%
     94            52,000,000          52,000,000            52,000,000        Interest Only      4.669%            0.032%

    95.1           8,049,415           8,049,415             7,428,369
    95.2           7,891,583           7,891,583             7,282,714
    95.3           5,997,603           5,997,603             5,534,863
    95.4           5,681,940           5,681,940             5,243,554
     95            27,620,542          27,620,542            25,489,500         IO, Balloon       4.931%            0.122%
     96            13,360,000          13,360,000            12,329,219         IO, Balloon       4.931%            0.122%
              ----------------------------------------------------------------
                   40,980,542          40,980,542            37,818,719

    97.1           27,246,133          27,246,133            25,143,978
    97.2           9,241,065           9,241,065             8,528,077
     97            36,487,198          36,487,198            33,672,055         IO, Balloon       4.931%            0.122%
     98            1,520,000           1,520,000             1,402,725          IO, Balloon       4.931%            0.122%
              ----------------------------------------------------------------
                   38,007,198          38,007,198            35,074,780

     99            17,442,282          17,442,282            15,078,276         IO, Balloon       5.789%            0.122%
     100           12,332,985          12,332,985            11,637,112         IO, Balloon       5.262%            0.122%
     101           7,892,026           7,892,026             7,469,422          IO, Balloon       5.521%            0.122%
     102           6,800,000           6,800,000             6,435,872          IO, Balloon       5.521%            0.122%
     103           6,476,490           6,476,490             6,131,644          IO, Balloon       5.436%            0.122%
     104           4,847,604           4,847,604             4,588,024          IO, Balloon       5.521%            0.122%
     105           4,704,730           4,704,730             4,452,800          IO, Balloon       5.521%            0.122%
     106           3,784,282           3,784,282             3,581,640          IO, Balloon       5.521%            0.122%
     107           2,225,000           2,217,757             2,058,697            Balloon         5.120%            0.032%
     108           13,650,000          13,650,000            12,298,844           Balloon         5.650%            0.032%
     109           4,100,000           4,100,000             3,199,917            Balloon         6.150%            0.122%
-----------------------------------------------------------------------------------------------------------------------------------
                 $1,363,461,331      $1,362,129,068        $1,224,408,380                         5.382%            0.064%
===================================================================================================================================

                                                                                                        ORIGINAL       ORIGINAL
                  SUB-            NET                          FIRST        INTEREST                     TERM TO     AMORTIZATION
                SERVICING       MORTGAGE         NOTE         PAYMENT       ACCRUAL       MONTHLY       MATURITY         TERM
  SEQUENCE      FEE RATE          RATE           DATE           DATE         METHOD       PAYMENT       (MONTHS)     (MONTHS) (II)
  --------      --------          ----           ----           ----         ------       -------       --------     -------------

      1          0.020%          4.765%       10/15/2004     12/1/2004      ACT/360                        60

     2.1
     2.2
      2          0.020%          4.808%        8/12/2004     10/1/2004      ACT/360       $195,621         120            180

      3          0.100%          4.828%        7/28/2004      9/1/2004      ACT/360        74,728          60             360
      4          0.100%          4.798%        7/2/2003       9/1/2003      ACT/360        72,344          132            360
      5          0.100%          5.705%        7/27/2004      9/1/2004      ACT/360        72,971          120            360
      6          0.020%          5.758%        6/30/2004      8/1/2004      ACT/360        68,869          120            360
      7          0.100%          4.858%        8/17/2004     10/1/2004      ACT/360                        60
      8          0.020%          4.768%        8/20/2004     10/1/2004      ACT/360        47,954          60             360

     9.1
     9.2
      9          0.020%          5.068%       10/20/2004     12/1/2004      ACT/360        25,790          60             360
    10.1
    10.2
     10          0.020%          5.068%       10/20/2004     12/1/2004      ACT/360        16,831          60             360

     11          0.020%          5.698%        7/1/2004       9/1/2004      ACT/360        44,255          120            360
     12          0.020%          5.468%        8/31/2004     10/1/2004      ACT/360        36,339          120            360
     13          0.020%          5.168%        9/15/2004     11/1/2004      ACT/360        33,661          84             360
     14          0.100%          4.998%        9/14/2004     11/1/2004      ACT/360        30,528          84             360
     15          0.020%          5.558%        10/8/2004     12/1/2004      ACT/360        31,540          180            360
     16          0.020%          4.708%       10/12/2004     12/1/2004      ACT/360                        60
     17          0.020%          4.768%        9/30/2004     11/1/2004      ACT/360        20,987          60             360
     18          0.020%          5.478%       10/29/2004     12/1/2004      ACT/360        19,326          120            360
     19          0.020%          5.848%        6/30/2004      8/1/2004      ACT/360       325,524          120            360

     20          0.020%          6.248%       10/29/2004     12/1/2004      ACT/360       200,743          120            360
     21          0.020%          6.248%       10/29/2004     12/1/2004      ACT/360       114,269          120            360

     22          0.100%          5.558%        7/30/2004      9/1/2004      ACT/360       183,249          120            240
     23          0.100%          5.228%        9/20/2004     11/1/2004      ACT/360       117,267          120            360
     24          0.020%          5.788%        8/18/2004     10/1/2004      ACT/360        94,084          120            360
     25          0.100%          5.834%        7/2/2004       9/1/2004      ACT/360        88,315          120            360
     26          0.020%          5.478%        10/1/2004     12/1/2004      ACT/360        69,915          120            360
     27          0.100%          5.864%        8/17/2004     10/1/2004      ACT/360        71,838          120            360
     28          0.020%          5.968%        10/1/2004     11/1/2004      ACT/360        65,111          120            360
     29          0.020%          5.468%        9/30/2004     11/1/2004      ACT/360        57,801          120            360
     30          0.020%          5.718%        8/25/2004     10/1/2004      ACT/360        55,439          120            360
     31          0.100%          5.438%        8/20/2004     10/1/2004      ACT/360        52,298          120            360
     32          0.100%          5.838%        7/30/2004      9/1/2004      ACT/360        52,534          120            360
     33          0.100%          5.584%        7/29/2004      9/1/2004      ACT/360        49,076          120            360
     34          0.020%          5.148%        9/27/2004     11/1/2004      ACT/360        41,091          120            360
     35          0.100%          5.473%        8/20/2004     10/1/2004      ACT/360        38,729          120            360
     36          0.100%          5.609%        7/16/2004      9/1/2004      ACT/360        37,854          120            360
     37          0.100%          6.043%        7/19/2004      9/1/2004      ACT/360        36,612          120            360
     38          0.100%          5.819%        6/30/2004      8/1/2004      ACT/360        30,384          120            360
     39          0.020%          5.598%        7/14/2004      9/1/2004      ACT/360        24,767          120            360
     40          0.020%          5.648%        8/2/2004      10/1/2004      ACT/360        24,613          120            360
     41          0.020%          5.518%        8/11/2004     10/1/2004      ACT/360        22,837          120            360
     42          0.100%          5.721%        6/28/2004      8/1/2004      ACT/360        22,990          84             360
     43          0.100%          5.968%        7/6/2004       9/1/2004      ACT/360        21,793          120            360
     44          0.100%          5.528%        9/9/2004      11/1/2004      ACT/360        21,808          120            300
     45          0.100%          5.718%        8/27/2004     10/1/2004      ACT/360        20,567          120            360
     46          0.020%          5.718%        11/4/2004     12/1/2004      ACT/360        16,924          121            360
     47          0.020%          5.798%        8/19/2004     10/1/2004      ACT/360        15,305          120            360
     48          0.020%          6.198%        6/23/2004      8/1/2004      ACT/360        15,975          120            360
     49          0.020%          5.588%        8/20/2004     10/1/2004      ACT/360        13,521          120            360
     50          0.030%          4.816%        9/2/2004      10/1/2004      ACT/360                        84

    51.1
    51.2
     51          0.020%          5.198%        10/8/2004     12/1/2004      ACT/360       278,238          84             360

     52          0.020%          5.438%        8/6/2004      10/1/2004      ACT/360       186,184          60             360
     53          0.020%          5.478%        10/5/2004     12/1/2004      ACT/360       171,425          120            240

    54.1
    54.2
     54          0.100%          5.622%        1/20/2004      3/1/2004      ACT/360        48,013          120            360
     55          0.100%          5.622%        1/20/2004      3/1/2004      ACT/360        46,871          120            360
     56          0.100%          5.622%        1/20/2004      3/1/2004      ACT/360        13,792          120            360
     57          0.100%          5.622%        1/20/2004      3/1/2004      ACT/360        6,770           120            360

     58          0.100%          5.539%        9/30/2004     11/1/2004      ACT/360       111,344          120            360
     59          0.020%          5.788%        6/9/2004       8/1/2004      ACT/360        62,947          84             360
     60          0.020%          5.628%        9/7/2004      11/1/2004      ACT/360        28,893          120            360
     61          0.100%          4.994%        1/20/2004      3/1/2004      ACT/360        27,032          60             360
     62          0.020%          5.658%        8/23/2004     10/1/2004      ACT/360        26,959          120            360
     63          0.100%          4.833%        1/20/2004      3/1/2004      ACT/360        20,328          60             360
     64          0.020%          4.988%        6/22/2004      8/1/2004      ACT/360                        60
     65          0.100%          5.163%        8/27/2004     10/1/2004      ACT/360       111,983          180            360
     66          0.100%          5.878%        7/7/2004       9/1/2004      ACT/360        67,749          120            360
     67          0.020%          5.588%        8/23/2004     10/1/2004      ACT/360        53,420          120            360

    68.1
    68.2
     68          0.020%          5.548%        8/10/2004     10/1/2004      ACT/360        35,228          120            360

     69          0.020%          5.918%        7/28/2004      9/1/2004      ACT/360        30,056          120            360
     70          0.100%          5.384%        8/2/2004      10/1/2004      ACT/360        24,431          120            360
     71          0.020%          5.768%        7/26/2004      9/1/2004      ACT/360        46,042          84             288
     72          0.020%          5.768%        7/26/2004      9/1/2004      ACT/360        44,110          84             288
     73          0.100%          5.288%        9/16/2004     11/1/2004      ACT/360        37,664          120            360
     74          0.020%          5.988%        8/2/2004      10/1/2004      ACT/360        40,681          120            336
     75          0.100%          5.611%        8/12/2004     10/1/2004      ACT/360        35,849          120            348
     76          0.020%          5.808%        7/8/2004       9/1/2004      ACT/360        34,032          120            360
     77          0.100%          5.458%        8/24/2004     10/1/2004      ACT/360        35,276          120            300
     78          0.020%          5.458%        7/14/2004      9/1/2004      ACT/360        34,779          60             300
     79          0.100%          5.778%        8/6/2004      10/1/2004      ACT/360        33,216          120            360
     80          0.020%          5.568%        8/2/2004      10/1/2004      ACT/360        34,166          84             300
     81          0.020%          5.538%        8/9/2004      10/1/2004      ACT/360        30,914          84             300
     82          0.020%          5.538%        8/2/2004      10/1/2004      ACT/360        24,604          84             360
     83          0.020%          5.848%        6/1/2004       8/1/2004      ACT/360        26,116          84             300
     84          0.020%          6.018%        7/1/2004       9/1/2004      ACT/360        25,344          120            300
     85          0.020%          5.888%        7/2/2004       9/1/2004      ACT/360        22,291          120            360
     86          0.020%          5.758%        7/1/2004       9/1/2004      ACT/360        22,735          84             300
     87          0.020%          5.758%        8/2/2004      10/1/2004      ACT/360        19,781          120            360
     88          0.020%          5.868%        7/15/2004      9/1/2004      ACT/360        18,387          120            360
     89          0.020%          5.868%        7/15/2004      9/1/2004      ACT/360        19,784          120            300
     90          0.100%          5.498%        8/24/2004     10/1/2004      ACT/360        17,260          120            360
     91          0.020%          5.498%        8/2/2004      10/1/2004      ACT/360        13,439          60             300
     92          0.020%          6.148%        6/18/2004      8/1/2004      ACT/360        14,103          120            300
     93          0.020%          5.394%        8/9/2004      10/1/2004      ACT/360       469,934          60             300
     94          0.020%          4.637%        8/25/2004     10/1/2004      ACT/360                        60

    95.1
    95.2
    95.3
    95.4
     95          0.100%          4.809%        6/9/2004       8/1/2004      ACT/360       147,107          84             360
     96          0.100%          4.809%        6/9/2004       8/1/2004      ACT/360        71,155          84             360

    97.1
    97.2
     97          0.100%          4.809%        6/9/2004       8/1/2004      ACT/360       194,331          84             360
     98          0.100%          4.809%        6/9/2004       8/1/2004      ACT/360        8,096           84             360

     99          0.100%          5.667%        7/21/2004      9/1/2004      ACT/360       102,221          120            360
     100         0.100%          5.140%        7/21/2004      9/1/2004      ACT/360        68,195          60             360
     101         0.100%          5.399%        6/30/2004      8/1/2004      ACT/360        44,912          60             360
     102         0.100%          5.399%        6/30/2004      8/1/2004      ACT/360        38,697          60             360
     103         0.100%          5.314%        7/1/2004       8/1/2004      ACT/360        36,513          60             360
     104         0.100%          5.399%        6/30/2004      8/1/2004      ACT/360        27,587          60             360
     105         0.100%          5.399%        6/30/2004      8/1/2004      ACT/360        26,773          60             360
     106         0.100%          5.399%        6/30/2004      8/1/2004      ACT/360        21,535          60             360
     107         0.020%          5.088%        7/30/2004      9/1/2004      ACT/360        12,108          60             360
     108         0.020%          5.618%        10/4/2004     12/1/2004      ACT/360        85,050          60             300
     109         0.100%          6.028%       10/26/2004     12/1/2004      ACT/360        26,794          120            300
------------------------------------------------------------------------------------------------------------------------------------
                 0.048%          5.318%                                                                    95             341
====================================================================================================================================

                                         REMAINING
               INTEREST                   TERM TO
                 ONLY      SEASONING     MATURITY      MATURITY           CROSS-COLLATERALIZED                RELATED
  SEQUENCE      PERIOD     (MONTHS)      (MONTHS)        DATE                    LOANS                         LOANS
  --------      ------     --------      --------        ----                    -----                         -----

      1           60                        60         11/1/2009                   No                           No

     2.1
     2.2
      2                        2            118        9/1/2014                    No                           No

      3                        3            57         8/1/2009                    No                           No
      4           24          15            117        8/1/2014                    No                           No
      5           24           3            117        8/1/2014                    No                           No
      6           24           4            116        7/1/2014                    No                           No
      7           60           2            58         9/1/2009                    No                           No
      8           12           2            58         9/1/2009                    No                           No

     9.1
     9.2
      9                                     60         11/1/2009            Yes(BACM 04-5-D)             Yes(BACM 04-5-K)
    10.1
    10.2
     10                                     60         11/1/2009            Yes(BACM 04-5-D)             Yes(BACM 04-5-K)

     11                        3            117        8/1/2014                    No                           No
     12                        2            118        9/1/2014                    No                           No
     13                        1            83         10/1/2011                   No                           No
     14           24           1            83         10/1/2011                   No                           No
     15           60                        180        11/1/2019                   No                           No
     16           60                        60         11/1/2009                   No                           No
     17                        1            59         10/1/2009                   No                           No
     18                                     120        11/1/2014                   No                           No
     19           60           4            116        7/1/2014                    No                           No

     20           12                        120        11/1/2014            Yes(BACM 04-5-E)             Yes(BACM 04-5-L)
     21           12                        120        11/1/2014            Yes(BACM 04-5-E)             Yes(BACM 04-5-L)

     22                        3            117        8/1/2014                    No                           No
     23                        1            119        10/1/2014                   No                           No
     24           36           2            118        9/1/2014                    No                           No
     25           36           3            117        8/1/2014                    No                           No
     26                                     120        11/1/2014                   No                           No
     27                        2            118        9/1/2014                    No                           No
     28                        1            119        10/1/2014                   No                           No
     29           24           1            119        10/1/2014                   No                           No
     30                        2            118        9/1/2014                    No                           No
     31           36           2            118        9/1/2014                    No                    Yes(BACM 04-5-F)
     32           24           3            117        8/1/2014                    No                           No
     33                        3            117        8/1/2014                    No                           No
     34                        1            119        10/1/2014                   No                           No
     35           36           2            118        9/1/2014                    No                    Yes(BACM 04-5-F)
     36           24           3            117        8/1/2014                    No                           No
     37                        3            117        8/1/2014                    No                           No
     38                        4            116        7/1/2014                    No                           No
     39                        3            117        8/1/2014                    No                           No
     40                        2            118        9/1/2014                    No                           No
     41                        2            118        9/1/2014                    No                           No
     42                        4            80         7/1/2011                    No                           No
     43                        3            117        8/1/2014                    No                           No
     44                        1            119        10/1/2014                   No                           No
     45                        2            118        9/1/2014                    No                           No
     46           13                        121        12/1/2014                   No                           No
     47                        2            118        9/1/2014                    No                           No
     48                        4            116        7/1/2014                    No                           No
     49                        2            118        9/1/2014                    No                           No
     50           84           2            82         9/1/2011                    No                           No

    51.1
    51.2
     51           36                        84         11/1/2011                   No                           No

     52           12           2            58         9/1/2009                    No                           No
     53                                     120        11/1/2014                   No                           No

    54.1
    54.2
     54                        9            111        2/1/2014             Yes(BACM 04-5-C)             Yes(BACM 04-5-B)
     55                        9            111        2/1/2014             Yes(BACM 04-5-C)             Yes(BACM 04-5-B)
     56                        9            111        2/1/2014             Yes(BACM 04-5-C)             Yes(BACM 04-5-B)
     57                        9            111        2/1/2014             Yes(BACM 04-5-C)             Yes(BACM 04-5-B)

     58                        1            119        10/1/2014                   No                           No
     59                        4            80         7/1/2011                    No                           No
     60                        1            119        10/1/2014                   No                           No
     61                        9            51         2/1/2009                    No                    Yes(BACM 04-5-B)
     62           24           2            118        9/1/2014                    No                           No
     63                        9            51         2/1/2009                    No                    Yes(BACM 04-5-B)
     64           60           4            56         7/1/2009                    No                           No
     65           48           2            178        9/1/2019                    No                           No
     66                        3            117        8/1/2014                    No                           No
     67                        2            118        9/1/2014                    No                           No

    68.1
    68.2
     68           24           2            118        9/1/2014                    No                           No

     69                        3            117        8/1/2014                    No                           No
     70                        2            118        9/1/2014                    No                           No
     71                        3            81         8/1/2011                    No                    Yes(BACM 04-5-H)
     72                        3            81         8/1/2011                    No                    Yes(BACM 04-5-H)
     73                        1            119        10/1/2014                   No                           No
     74           24           2            118        9/1/2014                    No                           No
     75           24           2            118        9/1/2014                    No                    Yes(BACM 04-5-E)
     76           24           3            117        8/1/2014                    No                    Yes(BACM 04-5-I)
     77                        2            118        9/1/2014                    No                    Yes(BACM 04-5-A)
     78                        3            57         8/1/2009                    No                           No
     79           12           2            118        9/1/2014                    No                    Yes(BACM 04-5-E)
     80                        2            82         9/1/2011                    No                    Yes(BACM 04-5-J)
     81                        2            82         9/1/2011                    No                    Yes(BACM 04-5-J)
     82                        2            82         9/1/2011                    No                    Yes(BACM 04-5-J)
     83                        4            80         7/1/2011                    No                    Yes(BACM 04-5-I)
     84                        3            117        8/1/2014                    No                           No
     85                        3            117        8/1/2014                    No                           No
     86                        3            81         8/1/2011                    No                           No
     87           24           2            118        9/1/2014                    No                           No
     88                        3            117        8/1/2014                    No                    Yes(BACM 04-5-G)
     89                        3            117        8/1/2014                    No                    Yes(BACM 04-5-G)
     90                        2            118        9/1/2014                    No                    Yes(BACM 04-5-A)
     91                        2            58         9/1/2009                    No                           No
     92                        4            116        7/1/2014                    No                           No
     93           24           2            58         9/1/2009                    No                           No
     94           60           2            58         9/1/2009                    No                           No

    95.1
    95.2
    95.3
    95.4
     95           24           4            80         7/1/2011             Yes(BACM 04-5-B)             Yes(BACM 04-5-C)
     96           24           4            80         7/1/2011             Yes(BACM 04-5-B)             Yes(BACM 04-5-C)

    97.1
    97.2
     97           24           4            80         7/1/2011             Yes(BACM 04-5-A)             Yes(BACM 04-5-C)
     98           24           4            80         7/1/2011             Yes(BACM 04-5-A)             Yes(BACM 04-5-C)

     99           12           3            117        8/1/2014                    No                    Yes(BACM 04-5-D)
     100          12           3            57         8/1/2009                    No                    Yes(BACM 04-5-D)
     101          12           4            56         7/1/2009                    No                    Yes(BACM 04-5-D)
     102          12           4            56         7/1/2009                    No                    Yes(BACM 04-5-D)
     103          13           4            56         7/1/2009                    No                    Yes(BACM 04-5-D)
     104          12           4            56         7/1/2009                    No                    Yes(BACM 04-5-D)
     105          12           4            56         7/1/2009                    No                    Yes(BACM 04-5-D)
     106          12           4            56         7/1/2009                    No                    Yes(BACM 04-5-D)
     107                       3            57         8/1/2009                    No                           No
     108                                    60         11/1/2009                   No                           No
     109                                    120        11/1/2014                   No                           No
------------------------------------------------------------------------------------------------------------------------------
                               2            92
==============================================================================================================================

                                                                                                      APPRAISAL          APPRAISAL
  SEQUENCE          PREPAYMENT PENALTY DESCRIPTION (PAYMENTS)        YIELD MAINTENANCE TYPE             VALUE               DATE
  --------          -----------------------------------------        ----------------------             -----               ----

      1                     LO(56)/OPEN(4)/DEFEASANCE                                               $210,000,000          9/1/2004

     2.1                                                                                             22,800,000          5/11/2004
     2.2                                                                                             21,100,000          5/11/2004
      2                     LO(117)/OPEN(3)/DEFEASANCE                                               43,900,000          5/11/2004

      3                     LO(56)/OPEN(4)/DEFEASANCE                                                17,500,000          1/20/2004
      4                     LO(130)/OPEN(2)/DEFEASANCE                                               17,000,000          5/13/2003
      5                     LO(117)/OPEN(3)/DEFEASANCE                                               17,100,000          6/25/2004
      6                     LO(117)/OPEN(3)/DEFEASANCE                                               15,500,000          3/17/2004
      7                     LO(56)/OPEN(4)/DEFEASANCE                                                13,100,000          7/23/2004
      8                     LO(59)/OPEN(1)/DEFEASANCE                                                11,425,000          6/16/2004

     9.1                                                                                              3,000,000          8/10/2004
     9.2                                                                                              3,300,000          8/10/2004
      9                     LO(56)/OPEN(4)/DEFEASANCE                                                 6,300,000          8/10/2004
    10.1                                                                                              2,200,000          8/10/2004
    10.2                                                                                              1,800,000          8/10/2004
     10                     LO(56)/OPEN(4)/DEFEASANCE                                                 4,000,000          8/10/2004
                                                                                                 --------------------
                                                                                                     10,300,000

     11                     LO(117)/OPEN(3)/DEFEASANCE                                               10,000,000          5/29/2004
     12                     LO(117)/OPEN(3)/DEFEASANCE                                                8,000,000          6/14/2004
     13                     LO(81)/OPEN(3)/DEFEASANCE                                                 7,850,000           7/9/2004
     14                     LO(81)/OPEN(3)/DEFEASANCE                                                 7,800,000           8/4/2004
     15                     LO(176)/OPEN(4)/DEFEASANCE                                               38,600,000          5/25/2004
     16                     LO(56)/OPEN(4)/DEFEASANCE                                                 5,300,000           9/2/2004
     17                 LO(36)/GRTR1%PPMTorYM(23)/OPEN(1)              Int Diff (MEY) - G             5,000,000           8/9/2004
     18                     LO(117)/OPEN(3)/DEFEASANCE                                                4,600,000          7/21/2004
     19                     LO(113)/OPEN(7)/DEFEASANCE                                               71,500,000           6/2/2004

     20                     LO(116)/OPEN(4)/DEFEASANCE                                               44,000,000           2/1/2005
     21                     LO(116)/OPEN(4)/DEFEASANCE                                               22,700,000          5/31/2004
                                                                                                 --------------------
                                                                                                     66,700,000

     22                     LO(116)/OPEN(4)/DEFEASANCE                                               34,000,000           5/3/2004
     23                     LO(116)/OPEN(4)/DEFEASANCE                                               45,000,000          8/10/2004
     24                     LO(117)/OPEN(3)/DEFEASANCE                                               20,350,000          7/12/2004
     25                     LO(116)/OPEN(4)/DEFEASANCE                                               18,500,000           6/4/2004
     26                     LO(117)/OPEN(3)/DEFEASANCE                                               16,100,000          8/13/2004
     27                     LO(118)/OPEN(2)/DEFEASANCE                                               22,100,000          6/15/2004
     28                     LO(117)/OPEN(3)/DEFEASANCE                                               13,700,000          5/24/2004
     29                     LO(117)/OPEN(3)/DEFEASANCE                                               12,725,000          7/26/2004
     30                     LO(117)/OPEN(3)/DEFEASANCE                                               13,900,000          6/22/2004
     31                 LO(36)/GRTR1%PPMTorYM(80)/OPEN(4)                Int Diff (BEY)              12,200,000           6/1/2004
     32                 LO(37)/GRTR1%PPMTorYM(80)/OPEN(3)                Int Diff (MEY)              11,100,000          5/26/2004
     33                     LO(84)/OPEN(36)/DEFEASANCE                                               11,100,000           8/1/2004
     34                     LO(117)/OPEN(3)/DEFEASANCE                                               12,400,000          6/30/2004
     35                 LO(36)/GRTR1%PPMTorYM(80)/OPEN(4)                Int Diff (BEY)               9,000,000           6/6/2004
     36                     LO(116)/OPEN(4)/DEFEASANCE                                                8,400,000           5/4/2004
     37                     LO(117)/OPEN(3)/DEFEASANCE                                               10,100,000          4/22/2004
     38                     LO(117)/OPEN(3)/DEFEASANCE                                                6,850,000          4/27/2004
     39                 LO(60)/GRTR1%PPMTorYM(57)/OPEN(3)              Int Diff (MEY) - G             6,500,000          5/19/2004
     40                     LO(117)/OPEN(3)/DEFEASANCE                                                5,400,000          5/21/2004
     41                     LO(117)/OPEN(3)/DEFEASANCE                                                5,350,000          5/26/2004
     42                     LO(80)/OPEN(4)/DEFEASANCE                                                 5,380,000           6/4/2004
     43                     LO(117)/OPEN(3)/DEFEASANCE                                                4,770,000          5/16/2004
     44                     LO(117)/OPEN(3)/DEFEASANCE                                                5,650,000          7/14/2004
     45                     LO(116)/OPEN(4)/DEFEASANCE                                                4,550,000           7/1/2004
     46                     LO(117)/OPEN(4)/DEFEASANCE                                                3,680,000           7/6/2004
     47                     LO(117)/OPEN(3)/DEFEASANCE                                                3,270,000           5/6/2004
     48                     LO(117)/OPEN(3)/DEFEASANCE                                                3,525,000          5/25/2004
     49                     LO(117)/OPEN(3)/DEFEASANCE                                                4,100,000          5/16/2004
     50                     LO(80)/OPEN(4)/DEFEASANCE                                                845,000,000          8/2/2004

    51.1                                                                                             47,750,000           7/1/2004
    51.2                                                                                             20,000,000           7/1/2004
     51                     LO(81)/OPEN(3)/DEFEASANCE                                                67,750,000           7/1/2004

     52                 LO(11)/GRTR1%PPMTorYM(45)/OPEN(4)                  NPV (MEY)                 47,000,000           7/1/2004
     53                     LO(117)/OPEN(3)/DEFEASANCE                                               38,475,000           8/6/2004

    54.1                                                                                              6,400,000          12/2/2003
    54.2                                                                                              7,300,000          12/2/2003
     54                 LO(27)/GRTR1%PPMTorYM(92)/OPEN(1)                Int Diff (BEY)              13,700,000          12/2/2003
     55                 LO(27)/GRTR1%PPMTorYM(92)/OPEN(1)                Int Diff (BEY)              13,100,000          12/4/2003
     56                 LO(27)/GRTR1%PPMTorYM(92)/OPEN(1)                Int Diff (BEY)               3,800,000          12/2/2003
     57                 LO(27)/GRTR1%PPMTorYM(92)/OPEN(1)                Int Diff (BEY)               6,100,000          12/4/2003
                                                                                                 --------------------
                                                                                                     36,700,000

     58                     LO(116)/OPEN(4)/DEFEASANCE                                               25,100,000          7/27/2004
     59                     LO(80)/OPEN(4)/DEFEASANCE                                                13,400,000           4/7/2004
     60                     LO(117)/OPEN(3)/DEFEASANCE                                                6,350,000          6/11/2004
     61                 LO(27)/GRTR1%PPMTorYM(32)/OPEN(1)                Int Diff (BEY)               7,100,000          12/5/2003
     62                     LO(117)/OPEN(3)/DEFEASANCE                                                7,100,000          7/12/2004
     63                 LO(27)/GRTR1%PPMTorYM(32)/OPEN(1)                Int Diff (BEY)               5,650,000          12/31/2003
     64                     LO(57)/OPEN(3)/DEFEASANCE                                                40,080,000           6/5/2004
     65                     LO(177)/OPEN(3)/DEFEASANCE                                               28,900,000           8/1/2004
     66                     LO(117)/OPEN(3)/DEFEASANCE                                               15,900,000          4/14/2004
     67                     LO(117)/OPEN(3)/DEFEASANCE                                               12,500,000           6/2/2004

    68.1                                                                                              4,400,000           7/6/2004
    68.2                                                                                              4,000,000           7/6/2004
     68                     LO(117)/OPEN(3)/DEFEASANCE                                                8,400,000           7/6/2004

     69                     LO(117)/OPEN(3)/DEFEASANCE                                                6,300,000          6/14/2004
     70                     LO(117)/OPEN(3)/DEFEASANCE                                                8,000,000           7/1/2004
     71                     LO(81)/OPEN(3)/DEFEASANCE                                                10,300,000          5/19/2004
     72                     LO(81)/OPEN(3)/DEFEASANCE                                                 9,200,000          5/19/2004
     73                     LO(116)/OPEN(4)/DEFEASANCE                                                9,900,000          7/27/2004
     74                     LO(117)/OPEN(3)/DEFEASANCE                                                9,340,000           6/8/2004
     75                     LO(116)/OPEN(4)/DEFEASANCE                                                8,400,000          7/13/2004
     76                     LO(117)/OPEN(3)/DEFEASANCE                                                8,000,000          5/11/2004
     77                     LO(117)/OPEN(3)/DEFEASANCE                                               13,100,000          7/16/2004
     78                     LO(57)/OPEN(3)/DEFEASANCE                                                 7,500,000          5/19/2004
     79                     LO(116)/OPEN(4)/DEFEASANCE                                                8,750,000          6/30/2004
     80                 LO(48)/GRTR1%PPMTorYM(33)/OPEN(3)              Int Diff (MEY) - G             8,050,000          6/14/2004
     81                 LO(48)/GRTR1%PPMTorYM(33)/OPEN(3)              Int Diff (MEY) - G             6,820,000           6/1/2004
     82                 LO(48)/GRTR1%PPMTorYM(33)/OPEN(3)              Int Diff (MEY) - G             6,600,000           6/4/2004
     83                     LO(81)/OPEN(3)/DEFEASANCE                                                 5,520,000          5/11/2004
     84                     LO(117)/OPEN(3)/DEFEASANCE                                                5,220,000          5/27/2004
     85                     LO(117)/OPEN(3)/DEFEASANCE                                                5,000,000          3/15/2004
     86                     LO(81)/OPEN(3)/DEFEASANCE                                                 5,220,000          6/16/2004
     87                     LO(117)/OPEN(3)/DEFEASANCE                                                4,630,000          6/17/2004
     88                     LO(117)/OPEN(3)/DEFEASANCE                                                4,750,000          5/14/2004
     89                     LO(117)/OPEN(3)/DEFEASANCE                                                4,375,000          5/14/2004
     90                     LO(117)/OPEN(3)/DEFEASANCE                                                5,200,000          7/19/2004
     91                     LO(57)/OPEN(3)/DEFEASANCE                                                 3,350,000           7/8/2004
     92                     LO(117)/OPEN(3)/DEFEASANCE                                                2,870,000           4/9/2004
     93                     LO(56)/OPEN(4)/DEFEASANCE                                                168,600,000         6/30/2004
     94                     LO(56)/OPEN(4)/DEFEASANCE                                                99,000,000           7/1/2004

    95.1                                                                                             10,200,000           5/1/2004
    95.2                                                                                             10,000,000           5/1/2004
    95.3                                                                                              7,600,000           5/1/2004
    95.4                                                                                              7,200,000           5/1/2004
     95                     LO(78)/OPEN(6)/DEFEASANCE                                                35,000,000           5/1/2004
     96                     LO(78)/OPEN(6)/DEFEASANCE                                                16,700,000           5/1/2004
                                                                                                 --------------------
                                                                                                     51,700,000

    97.1                                                                                             34,900,000           5/1/2004
    97.2                                                                                             11,600,000           5/1/2004
     97                     LO(78)/OPEN(6)/DEFEASANCE                                                46,500,000           5/1/2004
     98                     LO(78)/OPEN(6)/DEFEASANCE                                                 1,900,000           5/1/2004
                                                                                                 --------------------
                                                                                                     48,400,000

     99                     LO(114)/OPEN(6)/DEFEASANCE                                               23,750,000           6/1/2004
     100                    LO(54)/OPEN(6)/DEFEASANCE                                                15,700,000           6/1/2004
     101                    LO(54)/OPEN(6)/DEFEASANCE                                                11,330,000           6/1/2004
     102                    LO(54)/OPEN(6)/DEFEASANCE                                                 8,500,000           6/1/2004
     103                    LO(54)/OPEN(6)/DEFEASANCE                                                 9,000,000           6/1/2004
     104                    LO(54)/OPEN(6)/DEFEASANCE                                                 6,350,000           6/1/2004
     105                    LO(54)/OPEN(6)/DEFEASANCE                                                 6,120,000           6/1/2004
     106                    LO(54)/OPEN(6)/DEFEASANCE                                                 5,580,000           6/1/2004
     107                    LO(57)/OPEN(3)/DEFEASANCE                                                 2,900,000          5/13/2004
     108                LO(36)/GRTR1%PPMTorYM(21)/OPEN(3)              Int Diff (MEY) - G            21,500,000          8/19/2004
     109                    LO(117)/OPEN(3)/DEFEASANCE                                                5,900,000          8/11/2004
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

                                                             TOTAL                                                     LOAN
                                                            UNITS/            UNITS/                                BALANCE PER
                                                              SF/               SF/                                  UNIT/SF/
                  CUT-OFF DATE LTV       YEAR BUILT/         PADS/             PADS/            NET RENTABLE           PAD/
  SEQUENCE             RATIO              RENOVATED          ROOMS             ROOMS             AREA (SF)             ROOM
  --------             ------             ---------          -----             -----             ---------             ----

      1                42.9%              1903/2000           492              Units              310,848            $182,927

     2.1                                    1972              304              Units              263,068
     2.2                                    1972              288              Units              291,816
      2                56.5%                1972              592              Units              554,884             41,915

      3                79.7%                2001              154              Units              217,568             90,602
      4                80.0%                2001              140              Units              103,125             97,143
      5                72.5%                2004              191              Units              191,112             64,921
      6                75.8%                1999              224              Units              193,128             52,455
      7                79.4%                1986              260              Units              204,978             40,000
      8                80.0%              1987/1994           212              Units              161,584             43,113

     9.1                                    1910              18               Units               8,775
     9.2                                    1910              16               Units               7,950
      9                75.4%                1910              34               Units               16,725             139,706
    10.1                                    1922              11               Units               6,850
    10.2                                    1901              10               Units               5,850
     10                77.5%               Various            21               Units               12,700             147,619

     11                75.8%              1970/1998           256              Units              225,176             29,603
     12                79.8%                1992              128              Units              127,120             49,898
     13                78.0%              1965/2003           95               Units               93,286             64,461
     14                71.9%                1988              240              Units              176,960             23,375
     15                14.2%                1950              246              Units              153,790             22,358
     16                80.0%              1981/1991           124              Units               94,760             34,194
     17                79.9%              1983/1993           132              Units              104,596             30,269
     18                73.9%              1989/1999           94               Units               87,696             36,170
     19                76.8%              1954/1981         423,440             SF                423,440               130

     20                73.9%                2004            100,439             SF                100,439               324
     21                81.5%                                317,180             SF                317,180               58

     22                76.7%                1995            181,573             SF                181,573               144
     23                46.6%                2002            132,016             SF                132,016               159
     24                78.6%              1985/2003         173,530             SF                173,530               92
     25                80.0%                2001            70,333              SF                 70,333               210
     26                76.4%              1973/1998         145,334             SF                145,334               85
     27                54.2%                1966            74,730              SF                 74,730               160
     28                79.2%                1978            115,932             SF                115,932               94
     29                80.0%                2003            87,620              SF                 87,620               116
     30                68.2%                1986            224,487             SF                224,487               42
     31                75.0%                1977            122,213             SF                122,213               75
     32                79.3%                1995            87,038              SF                 87,038               101
     33                75.9%              1971/2004         126,030             SF                126,030               67
     34                60.4%              1982/2001         110,687             SF                110,687               68
     35                75.0%                1990            95,243              SF                 95,243               71
     36                77.4%                2004            34,388              SF                 34,388               189
     37                59.3%              1980/2003         58,940              SF                 58,940               102
     38                74.2%                2003            45,013              SF                 45,013               113
     39                66.0%              1985/1999         44,136              SF                 44,136               97
     40                78.5%                1998            18,202              SF                 18,202               233
     41                74.6%                1982            42,538              SF                 42,538               94
     42                72.2%                1991            43,100              SF                 43,100               90
     43                75.3%                2004            14,490              SF                 14,490               248
     44                61.9%                2004            41,280              SF                 41,280               85
     45                76.6%                2003            17,730              SF                 17,730               196
     46                78.8%              1983/2002         58,200              SF                 58,200               50
     47                79.4%                2004            10,180              SF                 10,180               255
     48                73.5%                1988            17,443              SF                 17,443               149
     49                57.2%                2003            14,000              SF                 14,000               168
     50                49.3%           1921,1969,1971      1,780,748            SF               1,780,748              234

    51.1                                    1988            180,847             SF                180,847
    51.2                                  1950/1999         78,337              SF                 78,337
     51                74.5%               Various          259,184             SF                259,184               195

     52                70.0%              1982/1999         342,906             SF                342,906               96
     53                64.7%                1999            284,723             SF                284,723               87

    54.1                                    1970            69,493              SF                 69,493
    54.2                                    1970            69,448              SF                 69,448
     54                59.6%                1970            138,941             SF                138,941               59
     55                60.8%                1982            124,009             SF                124,009               64
     56                61.7%              1972/2001         35,455              SF                 35,455               66
     57                18.9%                1963            60,430              SF                 60,430               19

     58                76.7%              1969/1999         159,800             SF                159,800               120
     59                79.6%                1983            164,417             SF                164,417               65
     60                78.7%                1991            41,090              SF                 41,090               122
     61                69.3%                1996            58,832              SF                 58,832               84
     62                65.5%              1978/2003         77,569              SF                 77,569               60
     63                66.7%                1987            55,928              SF                 55,928               67
     64                66.5%                1999            493,898             SF                493,898               54
     65                69.9%                2004            649,250             SF                649,250               31
     66                70.9%                1968            95,167              SF                 95,167               118
     67                74.1%              1998/2003         265,306             SF                265,306               35

    68.1                                    1990            67,165              SF                 67,165
    68.2                                    1990            40,000              SF                 40,000
     68                73.2%                1990            107,165             SF                107,165               57

     69                79.8%                1985            100,789             SF                100,789               50
     70                53.6%                1960            121,818             SF                121,818               35
     71                69.1%              1850/1996         113,770             SF                113,770               63
     72                74.1%              1958/1998         127,423             SF                127,423               54
     73                67.6%                1997            159,670             SF                159,670               42
     74                70.7%                2001            68,990              SF                 68,990               96
     75                72.3%                2002            78,118              SF                 78,118               78
     76                72.2%                2000            95,015              SF                 95,015               61
     77                43.4%                2003            99,207              SF                 99,207               57
     78                75.3%                1988            75,900              SF                 75,900               74
     79                64.0%                2001            83,845              SF                 83,845               67
     80                68.2%              1972/1990         115,241             SF                115,241               48
     81                73.1%              1978/2003         49,748              SF                 49,748               100
     82                65.0%                1987            44,941              SF                 44,941               95
     83                73.9%              1988/2001         123,243             SF                123,243               33
     84                74.7%                1975            74,198              SF                 74,198               53
     85                74.8%                1991            38,400              SF                 38,400               97
     86                68.7%                2003            58,731              SF                 58,731               61
     87                72.9%                1988            34,638              SF                 34,638               97
     88                65.1%                1998            67,413              SF                 67,413               46
     89                70.6%              1995/2000         102,401             SF                102,401               30
     90                57.6%                2001            50,288              SF                 50,288               60
     91                64.9%                2001            34,395              SF                 34,395               63
     92                74.6%                2001            60,421              SF                 60,421               35
     93                45.7%              1985/2003           293              Rooms              148,845             262,799
     94                52.5%              1973/2002        1,567,208            SF               1,567,208              33

    95.1                                    1964              254              Pads
    95.2                                    1970              412              Pads
    95.3                                    1986              285              Pads
    95.4                                    1989              218              Pads
     95                78.9%               Various           1,169             Pads                                   23,627
     96                80.0%                1987              477              Pads                                   28,008

    97.1                                    1984              837              Pads
    97.2                                    1976              309              Pads
     97                78.5%               Various           1,146             Pads                                   31,839
     98                80.0%                1970              167              Pads                                    9,102

     99                73.4%                1984              627              Pads                                   27,819
     100               78.6%              1970/1997           364              Pads                                   33,882
     101               69.7%                1971              330              Pads                                   23,915
     102               80.0%                1972              247              Pads                                   27,530
     103               72.0%              1967/1999           216              Pads                                   29,984
     104               76.3%                1969              132              Pads                                   36,724
     105               76.9%                1965              183              Pads                                   25,709
     106               67.8%                1966              188              Pads                                   20,129
     107               76.5%                1983              99               Pads                                   22,402
     108               63.5%                2001              191              Rooms              108,400             71,466
     109               69.5%              1974/2002           83               Rooms               41,390             49,398
------------------------------------------------------------------------------------------------------------------------------------
                       65.6%
====================================================================================================================================

                                                                   OCCUPANCY
                                OCCUPANCY                           AS OF              U/W             U/W             U/W
  SEQUENCE                       PERCENT                            DATE            REVENUES         EXPENSES       CASH FLOW
  --------                       -------                            ----            --------         --------       ---------

      1                           96.5%                           7/31/2004        $16,168,723      $6,343,171      $9,699,352

     2.1                          91.4%                           4/23/2004         3,091,434       1,466,843       1,548,591
     2.2                          98.3%                           4/23/2004         2,935,839       1,527,652       1,336,187
      2                           94.8%                           4/23/2004         6,027,273       2,994,495       2,884,778

      3                           88.6%                           8/25/2004         2,202,830       1,016,854       1,132,076
      4                           96.1%                           9/17/2004         2,115,698        869,708        1,175,745
      5                           95.8%                           8/13/2004         1,761,267        671,385        1,051,682
      6                           95.5%                           6/8/2004          2,028,011        952,870        1,030,341
      7                           91.2%                           8/2/2004          1,859,124        975,152         816,892
      8                           91.5%                           5/31/2004         1,625,000        744,719         808,102

     9.1                          100.0%                          8/16/2004          260,881          86,877         169,504
     9.2                          100.0%                          8/16/2004          278,791          87,560         187,231
      9                           100.0%                          8/16/2004          539,672         174,437         356,735
    10.1                          100.0%                          8/16/2004          180,306          44,044         133,512
    10.2                          100.0%                          8/16/2004          140,094          36,296         101,298
     10                           100.0%                          8/16/2004          320,400          80,340         234,810

     11                           96.5%                           6/29/2004         1,736,990        956,939         716,052
     12                           94.5%                           7/19/2004          998,602         409,097         557,030
     13                           97.9%                           8/1/2004           920,329         383,791         515,353
     14                           97.9%                           7/26/2004         1,231,432        668,216         479,216
     15                           100.0%                          5/7/2004          4,458,555       1,706,740       2,689,815
     16                           92.7%                           8/22/2004          814,404         426,945         351,049
     17                           92.4%                           7/25/2004          889,398         502,721         353,677
     18                           91.5%                           8/5/2004           612,465         277,880         313,435
     19                           92.1%                          10/14/2004        10,481,229       5,437,376       4,746,367

     20          78.7% Leased, 70.2% Occupied, 33.4% Open        10/25/2004         2,953,452        924,078        1,923,628
     21                           100.0%                          9/27/2004         1,545,332                       1,545,332

     22                           100.0%                          8/12/2004         3,530,883        691,558        2,697,148
     23                           99.4%                           9/1/2004          6,078,259       3,214,246       2,651,303
     24                           96.4%                           7/2/2004          1,819,550        494,236        1,200,707
     25                           83.8%                           8/31/2004         1,934,523        489,767        1,373,948
     26                           81.7%                           7/20/2004         1,784,312        510,105        1,157,755
     27                           97.3%                           8/5/2004          2,354,150        833,802        1,444,090
     28                           95.6%                           7/1/2004          1,362,355        283,430         967,008
     29                           90.2%                           7/7/2004          1,163,650        313,546         803,594
     30                           89.9%                           7/31/2004         1,713,007        590,624         914,185
     31                           91.3%                           6/30/2004         1,498,599        485,783         894,059
     32                           100.0%                          6/30/2004         1,396,494        492,271         848,449
     33                           100.0%                          7/22/2004          838,957         122,619         709,011
     34                           89.0%                           9/21/2004         1,328,001        459,839         810,649
     35                           98.9%                           8/13/2004         1,210,212        397,950         708,213
     36                           100.0%                          7/13/2004          852,947         239,920         590,371
     37                           85.3%                           7/1/2004           933,014         304,619         576,093
     38                           89.3%                           6/29/2004          684,172         160,221         494,439
     39                           97.2%                           10/1/2004          810,666         285,954         477,185
     40                           100.0%                          7/5/2004           547,747         129,589         392,811
     41                           86.7%                           6/1/2004           695,225         237,996         411,520
     42                           79.3%                           4/1/2004           581,772         165,827         376,514
     43                           100.0%                          7/1/2004           333,200          8,664          323,087
     44                           100.0%                          8/16/2004          536,679         142,830         369,026
     45                           80.4%                           7/31/2004          500,795         136,339         346,134
     46                           97.0%                           9/30/2004          410,064         116,884         254,583
     47                           100.0%                          9/10/2004          329,625          68,987         249,800
     48                           100.0%                          5/1/2004           401,162         101,905         272,915
     49                           90.0%                           7/20/2004          352,421          93,097         246,235
     50                           94.2%                           7/1/2004         95,289,720       33,245,580      58,464,169

    51.1                          100.0%                          6/30/2004         5,022,778       1,800,506       2,878,367
    51.2                          80.4%                           6/30/2004         2,510,648       1,066,850       1,328,921
     51                           94.1%                           6/30/2004         7,533,426       2,867,356       4,207,288

     52                           75.7%                           8/5/2004          7,788,934       4,244,584       3,141,368
     53                           86.0%                           10/1/2004         5,589,417       2,247,070       2,798,568

    54.1                          85.1%                           9/30/2004
    54.2                          82.5%                           9/30/2004
     54                           83.8%                           9/30/2004         2,225,146       1,397,731        740,942
     55                           82.2%                           9/30/2004         1,955,881       1,099,289        783,530
     56                           96.5%                           9/30/2004          678,085         327,620         321,672
     57                           51.7%                           9/30/2004          639,464         515,964         100,796

     58                           100.0%                          8/31/2004         1,894,400         37,888        1,671,853
     59                           83.4%                           10/1/2004         2,293,303        972,104        1,143,850
     60                           100.0%                          4/21/2004          676,956         156,737         443,710
     61                           88.3%                           9/30/2004          963,279         382,935         535,185
     62                           87.3%                           7/20/2004         1,220,443        619,564         507,218
     63                           91.4%                           9/30/2004          849,460         417,152         392,082
     64                           98.6%                          10/27/2004         3,445,597        865,298        2,389,158
     65                           100.0%                          8/23/2004         2,948,519        842,875        1,969,453
     66                           93.1%                           7/1/2004          1,335,533        308,124         983,026
     67                           88.1%                           6/14/2004         1,397,043        383,733         839,051

    68.1                          100.0%                          6/1/2004           601,839         224,196         318,702
    68.2                          75.0%                           6/1/2004           408,000         144,178         232,608
     68                           90.7%                           6/1/2004          1,009,839        368,374         551,310

     69                           95.0%                          10/19/2004         1,018,107        412,402         480,752
     70                           100.0%                          4/2/2002           645,077          18,993         545,944
     71                           72.3%                           6/30/2004         1,120,236        378,414         723,960
     72                           79.7%                          10/12/2004         1,025,500        332,334         677,852
     73                           73.1%                           8/30/2004          862,956         261,942         585,246
     74                           88.4%                           5/31/2004         1,005,476        348,343         646,745
     75                           89.3%                           7/1/2004           965,740         403,349         554,853
     76                           84.4%                           6/30/2004          842,504         293,690         533,966
     77                           94.1%                           7/31/2004         1,283,383        472,822         795,689
     78                           88.2%                           6/1/2004           923,560         262,911         649,264
     79                           79.0%                           7/21/2004          999,692         475,236         505,446
     80                           95.3%                           6/24/2004         1,013,562        360,827         635,449
     81                           80.6%                           6/30/2004          824,543         284,004         533,075
     82                           86.7%                           6/30/2004          826,416         238,556         579,373
     83                           77.3%                           9/30/2004          671,398         234,373         418,421
     84                           77.8%                           4/30/2004          710,815         268,290         424,158
     85                           95.1%                           5/31/2004          577,459         198,216         373,483
     86                           99.3%                           6/4/2004           593,699         213,965         370,850
     87                           92.9%                           6/30/2004          582,723         218,405         359,121
     88                           84.1%                           6/15/2004          627,163         293,725         323,325
     89                           73.0%                           5/14/2004          582,000         243,540         323,403
     90                           93.0%                           7/31/2004          547,443         283,998         260,531
     91                           88.0%                           6/1/2004           359,067         147,477         206,418
     92                           88.2%                           4/19/2004          389,713         137,126         243,524
     93                 70.2% Hotel / 97.2% Office                8/13/2004        28,977,560       13,840,026      13,352,531
     94                           100.0%                         10/22/2004        16,527,018       8,569,086       7,637,753

    95.1                          98.0%                           6/30/2004
    95.2                          100.0%                          8/3/2004
    95.3                          82.1%                           6/30/2004
    95.4                          99.1%                           6/30/2004
     95                           94.2%                            Various          4,079,795       1,494,903       2,526,292
     96                           83.4%                           5/31/2004         1,800,990        638,392        1,138,748

    97.1                          100.0%                          6/30/2004
    97.2                          93.9%                           6/30/2004
     97                           98.2%                           6/30/2004         4,853,533       1,928,225       2,868,008
     98                           100.0%                          8/3/2004           439,723         262,268         169,105

     99                           92.0%                           8/31/2004         2,858,827       1,364,273       1,471,982
     100                          96.4%                           8/31/2004         1,684,116        650,603        1,015,313
     101                          91.4%                           8/31/2004         1,181,927        532,216         649,711
     102                          98.8%                           8/31/2004         1,042,142        439,613         592,649
     103                          89.8%                           8/31/2004         1,008,483        467,746         533,177
     104                          97.7%                           8/31/2004          646,248         243,869         399,079
     105                          95.1%                           9/8/2004           828,496         432,029         387,317
     106                          98.6%                           8/31/2004          641,638         322,250         311,540
     107                          89.9%                           4/30/2004          353,170         124,111         224,109
     108                          85.0%                           7/31/2004         4,461,854       2,473,488       1,678,238
     109                          80.0%                           7/1/2004           476,262                         476,262
---------------------------------------------------------------------------------------------------------------------------------

=================================================================================================================================

                                         U/W
                                     REPLACEMENT
                           U/W         RESERVES               MOST                MOST         MOST          FULL           FULL
             U/W       REPLACEMENT    PER UNIT/              RECENT              RECENT       RECENT         YEAR           YEAR
SEQUENCE    DSCR        RESERVES     SF/ PAD/ROOM        STATEMENT TYPE         END DATE        NOI        END DATE         NOI
--------    -----       --------     ------------        --------------         --------        ---        --------         ---

    1       2.22x        $98,200       $199.59              Full Year          12/31/2003    $9,171,719   12/31/2002     $8,329,048

   2.1                   76,000         250.00             Trailing 12         3/31/2004     1,732,054    12/31/2003     1,721,248
   2.2                   72,000         250.00             Trailing 12         3/31/2004     1,594,997    12/31/2003     1,500,268
    2        1.23        148,000        250.00             Trailing 12         3/31/2004     3,327,051    12/31/2003     3,221,516

    3        1.26        53,900         350.00       Annualized Most Recent    8/31/2004     1,124,688    12/31/2003     1,166,220
    4        1.35        70,245         501.75              Full Year          8/25/2004      899,626     12/31/2002     1,372,215
    5        1.20        38,200         200.00
    6        1.25        44,800         200.00             Trailing 12         5/31/2004      943,879     12/31/2003      913,540
    7        1.22        67,080         258.00       Annualized Most Recent    7/31/2004      906,093     12/31/2003      937,938
    8        1.40        72,179         340.47             Trailing 12         4/30/2004      887,890     12/31/2003      892,564

   9.1                    4,500         250.00       Annualized Most Recent    7/31/2004      195,331     12/31/2003      197,623
   9.2                    4,000         250.00       Annualized Most Recent    7/31/2004      199,109     12/31/2003      197,219
    9        1.20         8,500         250.00       Annualized Most Recent    7/31/2004      394,440     12/31/2003      394,842
  10.1                    2,750         250.00       Annualized Most Recent    7/31/2004      147,715     12/31/2003      144,606
  10.2                    2,500         250.00       Annualized Most Recent    7/31/2004      120,405     12/31/2003      115,705
   10        1.20         5,250         250.00       Annualized Most Recent    7/31/2004      268,120     12/31/2003      260,311

   11        1.35        64,000         250.00             Trailing 12         4/30/2004      790,054     12/31/2003      788,757
   12        1.28        32,475         253.71             Trailing 12         4/30/2004      595,646     12/31/2003      591,659
   13        1.28        21,185         223.00             Trailing 12         7/31/2004      472,334     12/31/2003      434,583
   14        1.31        84,000         350.00       Annualized Most Recent    7/31/2004      621,348     12/31/2003      433,297
   15        7.11        62,000         252.03                                                            10/31/2003      373,336
   16        1.32        36,410         293.63             Trailing 12         6/30/2004      389,946     12/31/2003      404,455
   17        1.40        33,000         250.00             Trailing 12         7/31/2004      392,789     12/31/2003      388,000
   18        1.35        21,150         225.00             Trailing 12         7/31/2004      338,967     12/31/2003      399,725
   19        1.22        105,155         0.25        Annualized Most Recent    6/30/2004     4,571,708    12/31/2003     5,042,932

   20        1.25        20,115          0.20
   21        1.13                                          Trailing 12         4/30/2004     1,363,100    12/31/2003     1,283,733

   22        1.23        36,315          0.20        Annualized Most Recent    6/30/2004     3,184,285    12/31/2003     2,828,184
   23        1.88        13,202          0.10        Annualized Most Recent    6/30/2004     3,842,134    12/31/2003     3,608,066
   24        1.26        25,162          0.15              Trailing 12         5/30/2004     1,155,255    12/31/2003     1,048,823
   25        1.30         8,440          0.12        Annualized Most Recent    5/31/2004      996,657     12/31/2003     1,031,727
   26        1.38        21,800          0.15              Trailing 12         7/31/2004     1,379,194    12/31/2003     1,356,344
   27        1.68        21,672          0.29        Annualized Most Recent    7/31/2004     1,577,913    12/31/2003     1,676,481
   28        1.24        17,390          0.15              Trailing 12         4/30/2004     1,148,352    12/31/2003     1,100,604
   29        1.26        13,143          0.15              Trailing 12         4/30/2004      931,077     12/31/2003      788,672
   30        1.37        64,495          0.29              Trailing 12         4/30/2004     1,430,285    12/31/2003     1,405,648
   31        1.42        40,330          0.33        Annualized Most Recent    6/30/2004     1,025,340    12/31/2002      968,935
   32        1.35        13,056          0.15        Annualized Most Recent    6/30/2004     1,260,472    12/31/2003      855,211
   33        1.20         3,151          0.03
   34        1.64        20,923          0.19              Trailing 12         6/30/2004      876,867     12/31/2003      857,798
   35        1.52        42,304          0.44        Annualized Most Recent    6/30/2004      847,074     12/31/2003      801,224
   36        1.30         3,439          0.10
   37        1.31        14,735          0.25        Annualized Most Recent    6/30/2004      725,642     12/31/2003      701,109
   38        1.36         6,779          0.15        Annualized Most Recent    6/30/2004      767,166
   39        1.61        11,784          0.27              Trailing 12         4/30/2004      460,556     12/31/2003      455,999
   40        1.33         3,213          0.18              Trailing 12         3/31/2004      422,015     12/31/2003      416,942
   41        1.50        10,777          0.25              Trailing 12         3/31/2004      324,250     12/31/2003      333,015
   42        1.36         8,620          0.20        Annualized Most Recent    3/31/2004      440,176     12/31/2003      379,587
   43        1.24         1,449          0.10
   44        1.41         3,715          0.09
   45        1.40         2,658          0.15        Annualized Most Recent    6/30/2004      236,852
   46        1.25         8,730          0.15        Annualized Most Recent    5/31/2004      309,518     12/31/2003      314,923
   47        1.36         2,036          0.20
   48        1.42         6,109          0.35
   49        1.52         2,100          0.15        Annualized Most Recent     4/1/2004      46,538
   50        2.21        534,998         0.30               Full Year          12/31/2003    59,931,759   12/31/2002     66,132,988

  51.1                   36,169          0.20              Trailing 12         6/30/2004     3,356,046    12/31/2003     3,549,967
  51.2                   15,667          0.20              Trailing 12         6/30/2004     1,059,844    12/31/2003     1,072,384
   51        1.26        51,836          0.20              Trailing 12         6/30/2004     4,415,890    12/31/2003     4,622,351

   52        1.41        68,581          0.20        Annualized Most Recent    6/30/2004     4,502,437    12/31/2003     3,060,256
   53        1.36        56,945          0.20              Trailing 12         6/30/2004     3,899,716    12/31/2003     3,767,003

  54.1
  54.2
   54        1.29        27,788          0.20        Annualized Most Recent    9/30/2004     1,298,401    12/31/2003     1,064,033
   55        1.39        25,002          0.20        Annualized Most Recent    9/30/2004     1,256,496    12/31/2003     1,065,785
   56        1.94         7,091          0.20        Annualized Most Recent    9/30/2004      459,973     12/31/2003      410,826
   57        1.24        12,086          0.20        Annualized Most Recent    9/30/2004      281,043     12/31/2003      190,765

   58        1.25        23,970          0.15        Annualized Most Recent    6/30/2004     2,048,000    12/31/2002     2,048,000
   59        1.51        32,951          0.20        Annualized Most Recent    3/31/2004     1,033,672    12/31/2003     1,028,932
   60        1.28        10,683          0.26              Trailing 12         3/31/2004      576,997     12/31/2003      556,050
   61        1.65        11,766          0.20        Annualized Most Recent    9/30/2004      695,203     12/31/2003      647,337
   62        1.57        15,514          0.20              Trailing 12          5/1/2004      622,423     12/31/2003      595,618
   63        1.61        11,347          0.20        Annualized Most Recent    9/30/2004      470,543     12/31/2003      409,532
   64        1.39        74,085          0.15              Trailing 12         4/30/2004     2,086,370    12/31/2003     1,835,062
   65        1.47        64,925          0.10
   66        1.21         9,281          0.10
   67        1.31        57,069          0.22              Trailing 12         4/30/2004      966,589     12/31/2003      821,331

  68.1                   13,162          0.20              Trailing 12         4/30/2004      425,829     12/31/2003      418,243
  68.2                    6,754          0.17              Trailing 12         4/30/2004      307,809     12/31/2003      306,943
   68        1.30        19,916          0.19              Trailing 12         4/30/2004      733,638     12/31/2003      725,186

   69        1.33        17,134          0.17              Trailing 12         4/30/2004      655,098     12/31/2003      693,168
   70        1.86        12,182          0.10
   71        1.31        17,862          0.16              Trailing 12         5/30/2004      770,646     12/31/2003      791,536
   72        1.28        15,314          0.12              Trailing 12         5/30/2004      748,889     12/31/2003      756,126
   73        1.29        15,768          0.10              Trailing 12         7/31/2004      537,745     12/31/2003      449,580
   74        1.32        10,388          0.15              Trailing 12         5/31/2004      574,185     12/31/2003      462,223
   75        1.29         7,538          0.10        Annualized Most Recent    5/31/2004      418,752     12/31/2003      212,389
   76        1.31        14,848          0.16              Trailing 12         5/31/2004      540,634     12/31/2003      541,747
   77        1.88        14,872          0.15        Annualized Most Recent    6/30/2004      785,348     12/31/2003       60,451
   78        1.56        11,385          0.15              Trailing 12         3/31/2004      757,517     12/31/2003      742,425
   79        1.27        19,010          0.23        Annualized Most Recent    5/31/2004      536,340     12/31/2003      318,418
   80        1.55        17,286          0.15              Trailing 12         4/30/2004      662,350     12/31/2003      659,120
   81        1.44         7,464          0.15              Trailing 12         5/31/2004      586,145     12/31/2003      598,586
   82        1.96         8,487          0.19              Trailing 12         4/30/2004      593,905     12/31/2003      587,456
   83        1.34        18,604          0.15              Trailing 12         4/30/2004      463,663     12/31/2003      473,619
   84        1.39        18,367          0.25              Trailing 12         4/30/2004      530,766     12/31/2003      560,932
   85        1.40         5,760          0.15              Trailing 12          5/1/2004      382,965     12/31/2003      389,925
   86        1.36         8,885          0.15              Trailing 12         5/31/2004      257,662
   87        1.51         5,196          0.15              Trailing 12         4/30/2004      398,969     12/31/2003      394,877
   88        1.47        10,112          0.15              Trailing 12         5/31/2004      362,988
   89        1.36        15,057          0.15              Trailing 12         3/31/2004      374,542     12/31/2003      398,254
   90        1.26         2,914          0.06        Annualized Most Recent    7/31/2004      309,067     12/31/2003      211,742
   91        1.28         5,171          0.15              Trailing 12         6/30/2004      202,620     12/31/2003      144,359
   92        1.44         9,063          0.15              Trailing 12         3/31/2004      245,640     12/31/2003      200,527
   93        2.37       1,536,072      5,242.57            Trailing 12         9/30/2004     14,195,599   12/31/2003     10,751,215
   94        3.10        156,722         0.10        Annualized Most Recent    8/31/2004     7,241,639    12/31/2003     7,002,222

  95.1
  95.2
  95.3
  95.4
   95        1.43        58,600         50.13        Annualized Most Recent    6/30/2004     3,040,168    12/31/2003     2,582,723
   96        1.33        23,850         50.00        Annualized Most Recent    5/31/2004     1,228,102    12/31/2003     1,216,756

  97.1
  97.2
   97        1.23        57,300         50.00        Annualized Most Recent    6/30/2004     3,496,266    12/31/2003     3,064,462
   98        1.74         8,350         50.00        Annualized Most Recent    6/30/2004      381,089     12/31/2003      157,472

   99        1.20        22,572         36.00        Annualized Most Recent    8/31/2004     1,469,931    12/31/2003     1,472,231
   100       1.24        18,200         50.00        Annualized Most Recent    5/31/2004     1,025,707    12/31/2003     1,107,527
   101       1.21                                    Annualized Most Recent    5/31/2004      628,632     12/31/2002      583,943
   102       1.28         9,880         40.00        Annualized Most Recent    5/31/2004      666,934     12/31/2003      560,363
   103       1.22         7,560         35.00        Annualized Most Recent    5/31/2004      549,446     12/31/2003      499,420
   104       1.21         3,300         25.00        Annualized Most Recent    5/31/2004      374,873     12/31/2003      399,122
   105       1.21         9,150         50.00        Annualized Most Recent    5/31/2004      384,127     12/31/2003      310,711
   106       1.21         7,848         41.74        Annualized Most Recent    5/31/2004      376,601     12/31/2003      319,946
   107       1.54         4,950         50.00              Trailing 12         3/31/2004      235,537     12/31/2003      231,881
   108       1.64        310,128       1,623.71            Trailing 12         7/31/2004     1,730,931    12/31/2003     1,375,753
   109       1.48
------------------------------------------------------------------------------------------------------------------------------------
            1.64X
====================================================================================================================================

                                                                               LARGEST          LARGEST           LARGEST
                                                                                TENANT           TENANT           TENANT
                                                                                LEASED            % OF             LEASE
  SEQUENCE    LARGEST TENANT                                                      SF            TOTAL SF        EXPIRATION
  --------    --------------                                                      --            --------        ----------

      1

     2.1
     2.2
      2

      3
      4
      5
      6
      7
      8

     9.1
     9.2
      9
    10.1
    10.2
     10

     11
     12
     13
     14
     15
     16
     17
     18
     19       Burlington Coat Factory                                          $80,100            19%            2/28/2007

     20       REI                                                               25,944            26%           11/30/2019
     21       Jefferson at Congressional Village LLC                           317,180            100%          11/30/2082

     22       Michaels                                                          23,923            13%           10/31/2009
     23       Galleria Market                                                   69,075            52%            6/30/2016
     24       Office Max                                                        36,560            21%           12/31/2009
     25       Coldwell Banker/Capital Title                                     7,250             10%            2/14/2009
     26       Publix                                                            37,888            26%            2/28/2019
     27       Seaman Furniture                                                  29,100            39%            2/28/2015
     28       Staples                                                           22,206            19%            6/30/2009
     29       Publix                                                            54,340            62%           12/31/2023
     30       Windsor Antique Market                                            33,962            15%            9/1/2009
     31       King Soopers                                                      55,669            46%            1/31/2008
     32       Kroger                                                            61,833            71%            2/28/2018
     33       Home Depot                                                       106,000            84%            4/25/2029
     34       Safeway                                                           54,180            49%            8/31/2022
     35       Winn Dixie                                                        44,000            46%            7/31/2005
     36       Staples                                                           20,388            59%            4/2/2019
     37       Longs Drugs                                                       19,924            34%            2/28/2019
     38       99 Cent Store                                                     6,000             13%            3/1/2009
     39       Blockbuster Video                                                 5,400             12%            8/31/2010
     40       Dahlin Group                                                      3,900             21%            7/31/2008
     41       Eckerd Drugs (CVS)                                                8,640             20%            5/29/2007
     42       West Marine Products                                              8,100             19%            12/5/2007
     43       Walgreens                                                         14,490            100%           6/30/2024
     44       Michael's                                                         21,280            52%            2/28/2014
     45       Tin Star                                                          3,468             20%            6/30/2014
     46       Food Lion                                                         30,720            53%            4/11/2016
     47       Hollywood Video                                                   6,400             63%            5/18/2014
     48       Countrywide Home Loan                                             3,704             21%            4/30/2008
     49       Hollywood Entertainment Corp.                                     6,020             43%            12/1/2012
     50       Bank of America, N.A.                                            662,524            37%            9/30/2015

    51.1      MedStar                                                           66,873            37%           10/31/2008
    51.2      Olives DC, LLC                                                    11,557            15%           11/30/2013
     51

     52       Certified Tours                                                   77,710            23%            7/31/2007
     53       Accredo Health, Inc.                                              37,550            13%            9/30/2007

    54.1      Comprehensive Primary                                             6,086              9%            5/31/2011
    54.2      Physicians Medical Center                                         10,692            15%            5/31/2007
     54
     55       HCA                                                               17,397            14%            6/30/2010
     56       HCA                                                               18,321            52%            6/30/2005
     57       Obstetrix Medical Group                                           8,939             15%            5/14/2006

     58       Medical Mutual of Ohio                                           159,800            100%           3/31/2020
     59       Unites States of America (GSA)                                    32,312            20%            4/30/2009
     60       Watson Realty                                                     24,184            59%            5/31/2009
     61       HCA                                                               25,035            43%            6/30/2005
     62       Mann Berkley Eye Center                                           26,381            34%            2/28/2011
     63       Olympia                                                           13,892            25%            9/30/2008
     64       Jeld-Wen, Inc                                                    123,270            25%            3/31/2007
     65       L'Oreal USA S/D, Inc.                                            649,250            100%           7/31/2019
     66       WinCup Holdings                                                   78,880            83%            6/30/2010
     67       Publix Super Markets                                              44,745            17%           11/30/2006

    68.1      Sports Plus LLC                                                   19,200            29%            5/31/2008
    68.2      Easter Seals Society of New Jersey, Inc.                          15,000            38%           12/31/2008
     68

     69       L.H. Cowan & Associates                                           11,995            12%            7/31/2007
     70       TRAK Microwave                                                   121,818            100%           5/31/2017
     71
     72
     73
     74
     75
     76
     77
     78
     79
     80
     81
     82
     83
     84
     85
     86
     87
     88
     89
     90
     91
     92
     93       Gradient Corporation                                              21,550            14%           12/31/2009
     94       City of New York - Department of General Services                486,115            31%            2/9/2006

    95.1
    95.2
    95.3
    95.4
     95
     96

    97.1
    97.2
     97
     98

     99
     100
     101
     102
     103
     104
     105
     106
     107
     108
     109
-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================

                                                                                           SECOND             SECOND
                                                                           SECOND         LARGEST            LARGEST
                                                                          LARGEST          TENANT             TENANT
                                                                           TENANT           % OF              LEASE
      SEQUENCE        SECOND LARGEST TENANT                              LEASED SF        TOTAL SF          EXPIRATION
      --------        ---------------------                              ---------        --------          ----------

          1

         2.1
         2.2
          2

          3
          4
          5
          6
          7
          8

         9.1
         9.2
          9
        10.1
        10.2
         10

         11
         12
         13
         14
         15
         16
         17
         18
         19           Shop Rite                                           $72,200           17%             3/31/2015

         20           Storehouse                                           11,000           11%             11/30/2009
         21

         22           Staples                                              23,884           13%             2/28/2015
         23           Cosmos Electronics                                   5,366             4%             6/30/2006
         24           Bally Total Fitness                                  30,620           18%             11/30/2014
         25           Grimaldi's                                           5,000             7%             8/31/2014
         26           Eckerd Drugs #213R                                   10,909            8%             2/19/2018
         27           Evolution Fitness                                    9,365            13%             12/31/2018
         28           Rugged Warehouse                                     11,250           10%             9/30/2007
         29           Dollar Pavilion                                      4,200             5%             9/30/2006
         30           Sun & Ski                                            30,498           14%             1/31/2012
         31           La Fontana                                           5,600             5%             12/31/2008
         32           Blockbuster Video                                    6,000             7%             5/31/2006
         33           Donald Rice Tires                                    11,542            9%             2/28/2015
         34           Family Dollar                                        9,375             8%             12/31/2008
         35           Eckerd                                               9,504            10%             7/17/2010
         36           Kaiser Foundation                                    6,000            17%             6/27/2011
         37           Bank of America                                      6,228            11%             12/31/2010
         38           The Shoe Show                                        5,200            12%              3/1/2009
         39           CiCis Pizza #299                                     4,050             9%             12/31/2009
         40           McCulley Group                                       3,115            17%             11/30/2008
         41           Fajita Willies                                       5,467            13%             6/30/2005
         42           El Dorado Tile, Marble & Granite                     4,683            11%             6/30/2006
         43
         44           Office Depot                                         20,000           48%             2/28/2014
         45           Cheesey Jane's                                       3,355            19%             11/30/2013
         46           Super Dollar                                         6,000            10%             10/31/2007
         47           Chipotle                                             2,580            25%             6/30/2009
         48           Padonia Video, LLP                                   3,250            19%             7/31/2008
         49           Texas Smiles                                         2,520            18%              2/1/2008
         50           Goldman, Sachs & Co.                                 90,504            5%             8/31/2010

        51.1          Fannie Mae                                           62,485           35%             4/30/2008
        51.2          Radio Television News                                8,670            11%             10/31/2011
         51

         52           Silversea Cruises, Ltd.                              44,134           13%             12/31/2010
         53           Laurel Networks, Inc.                                31,476           11%             5/31/2006

        54.1          Eugene Eisenman                                      5,590             8%                MTM
        54.2          Sher-Brody Institute                                 6,744            10%             8/31/2007
         54
         55           UNSOM Multi Specialty                                13,861           11%             5/31/2006
         56           Joel Lubritz                                         6,032            17%             3/14/2006
         57           HCA/Hospital                                         7,549            12%              9/9/2006

         58
         59           Armbrecht  Jackson & Demouy                          29,436           18%             2/29/2008
         60           Stewart Title                                        11,456           28%             1/31/2010
         61           Physicians Clinical                                  4,689             8%             4/30/2009
         62           Kroger & Associates                                  13,066           17%             7/31/2006
         63           HCA                                                  7,052            13%             6/30/2008
         64           Hay House                                           109,952           22%             12/31/2007
         65
         66           Lippenberger Law Firm                                6,565             7%             2/28/2008
         67           Iron Mountain Records                                27,000           10%             3/31/2005

        68.1          Comnet Telecom Supply, Incorporated                  15,770           23%             12/31/2005
        68.2          Whole Year Trading Company                           5,000            13%             1/31/2009
         68

         69           Buy Direct, Inc.                                     9,880            10%             7/31/2006
         70
         71
         72
         73
         74
         75
         76
         77
         78
         79
         80
         81
         82
         83
         84
         85
         86
         87
         88
         89
         90
         91
         92
         93           Lexecon                                              21,550           14%             10/31/2007
         94           Middle Village Associates                           265,000           17%             9/30/2014

        95.1
        95.2
        95.3
        95.4
         95
         96

        97.1
        97.2
         97
         98

         99
         100
         101
         102
         103
         104
         105
         106
         107
         108
         109
----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================

                                                                                           THIRD                 THIRD
                                                                        THIRD             LARGEST               LARGEST
                                                                       LARGEST             TENANT               TENANT
                                                                        TENANT              % OF                 LEASE
      SEQUENCE        THIRD LARGEST TENANT                            LEASED SF           TOTAL SF            EXPIRATION
      --------        --------------------                            ---------           --------            ----------

          1

         2.1
         2.2
          2

          3
          4
          5
          6
          7
          8

         9.1
         9.2
          9
        10.1
        10.2
         10

         11
         12
         13
         14
         15
         16
         17
         18
         19           United Artist Theater                            $38,849               9%                8/31/2009

         20           Verizon Wireless                                  6,668                7%                2/29/2008
         21

         22           Fairfield Communities (Cendant)                   15,600               9%               12/31/2006
         23           Hanmi Bank                                        4,181                3%                6/30/2006
         24           US Postal Services                                21,152              12%                1/31/2011
         25           Bank One                                          4,852                7%                1/1/2022
         26           Aaron Rents                                       8,228                6%                9/30/2010
         27           CyBronze                                          8,700               12%                9/14/2018
         28           Carlton, LTD.                                     8,320                7%                2/29/2008
         29           Diamond Nails and Spa                             2,400                3%                4/30/2008
         30           Cinemark USA                                      26,605              12%               10/31/2007
         31           perfect Teeth                                     4,058                3%                7/31/2008
         32           China Queen                                       3,874                4%                6/30/2007
         33           Carrabba's Italian Grill                          6,440                5%                2/28/2015
         34           Aaron Rents                                       4,044                4%               10/31/2008
         35           Gator's Dockside                                  4,897                5%               10/31/2011
         36           Style Xpress                                      6,000               17%                5/14/2011
         37           Anacapa Dental Care                               2,869                5%               12/31/2008
         38           The Cato Corp.                                    4,160                9%                3/1/2009
         39           Osami Japanese Restaurant                         3,950                9%                5/31/2006
         40           Blackbird Interiors                               2,721               15%                3/31/2005
         41           Wish's Club                                       3,545                8%                7/31/2005
         42           PBC Enterprises, Inc.                             4,170               10%                7/31/2005
         43
         44
         45           Payless Shoes                                     2,800               16%               11/30/2008
         46           Dollar Tree Stores                                6,000               10%                9/30/2007
         47           The Book A Near                                   1,200               12%                7/31/2007
         48           Hunt Valley Jewelers                              2,285               13%                2/28/2009
         49           T Mobile/Voicestream                              1,750               13%                4/1/2008
         50           Morgan Stanley & Co.                              85,347               5%               10/31/2011

        51.1          Georgetown University                             50,334              28%               10/31/2008
        51.2          Control Risks Group, LLC                          6,509                8%                1/31/2013
         51

         52           Stratis Business Center                           15,190               4%               10/31/2011
         53           Bayer Corporate & Business Services               30,145              11%                4/30/2006

        54.1          Carlos Fonte                                      5,391                8%               10/31/2006
        54.2          Nevada Cardiology                                 6,735               10%               12/31/2005
         54
         55           Children's Heart Center                           11,405               9%                12/1/2013
         56           The Lung Center of Nevada                         5,413               15%                   MTM
         57           Pediatric Gastroenterology                        3,839                6%                9/30/2008

         58
         59           McDowell Knight Roedder                           16,340              10%               10/30/2009
         60           ABA Energy                                        5,450               13%                6/30/2005
         61           Personal Care Pediatric                           3,180                5%                5/31/2009
         62           Professional Design Group                         10,351              13%                2/28/2006
         63           Black Hills Pediatric                             3,027                5%                9/30/2006
         64           Dow Stereo Video, Inc                            106,268              22%               12/31/2011
         65
         66           Neurobehavioral                                   1,551                2%                6/30/2007
         67           Gulf Coast / Allstates                            18,960               7%                7/31/2006

        68.1          New Jersey's Cheer Factory, LLC                   9,590               14%                6/30/2007
        68.2          Walther Electric Corporation                      5,000               13%               12/31/2006
         68

         69           American Home Patient                             9,460                9%                1/31/2008
         70
         71
         72
         73
         74
         75
         76
         77
         78
         79
         80
         81
         82
         83
         84
         85
         86
         87
         88
         89
         90
         91
         92
         93           Institute for Healthcare Improvement              17,456              12%                1/31/2012
         94           Levitz Furniture Corporation                     174,000              11%                3/31/2014

        95.1
        95.2
        95.3
        95.4
         95
         96

        97.1
        97.2
         97
         98

         99
         100
         101
         102
         103
         104
         105
         106
         107
         108
         109
-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================

(i)      Administrative Fee Rate includes the Sub-Servicing Fee Rate.
(ii)     For Mortgage Loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day yr. or a 365-day yr., the amortization term is the term over which the Mortgage Loans would amortize if interest accrued and was paid on the basis of a 360-day yr.
         consisting of twelve 30-day months. The actual amortization would be longer.

                                                                        ANNEX A

                 CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

     The schedule and tables appearing in this Annex A set forth certain information with respect to the Mortgage Loans and Mortgaged Properties. Unless
otherwise indicated, such information is presented as of the Cut-off Date. The statistics in such schedule and tables were derived, in many cases, from information and operating statements furnished by or on behalf of the respective borrowers. Such information and operating statements were generally unaudited and have not been independently verified by the Depositor or any
Underwriter, or any of their respective affiliates or any other person. All numerical and statistical information presented in this prospectus supplement are calculated as described under "Summary of Prospectus Supplement--Mortgage
Loans--Certain Mortgage Loan Calculations" in this prospectus supplement.

     For purposes of the prospectus supplement, including the schedule and tables in this Annex A, the indicated terms shall have the following meanings and the schedules and tables in this Annex A will be qualified by the following:

      1. "Administrative Fee Rate" means the sum of the Master Servicing Fee
   Rate (including the per annum rates at which the monthly sub-servicing fee is payable to the related Sub-Servicer (the "Sub-Servicing Fee Rate")), plus the per annum rate applicable to the calculation of the Trustee Fee.

      2. "Annual Debt Service" means the amount derived by multiplying the
   Monthly Payment set forth for each Mortgage Loan in this Annex A by twelve.
   For purposes of calculating the "Annual Debt Service" for Loan Nos. 58399,
   58396, 760032628 and 760033784, the amount of the Monthly Payment is calculated based upon (a) the related interest rate, (b) a 360 month amortization term and (c) the related original principal balance.

      3. "Appraisal Value" means, for any Mortgaged Property, the appraiser's value as stated in the appraisal available to the Depositor as of the date specified on the schedule.

      4. "Balloon" means a loan that has a significant outstanding balance at maturity.

      5. "Cash Flow" means with respect to any Mortgaged Property, the total cash flow available for Annual Debt Service on the related Mortgage Loan, generally calculated as the excess of Revenues over Expenses, capital expenditures and tenant improvements and leasing commissions.

         (i) "Revenues" generally consist of certain revenues received in respect of a Mortgaged Property, including, for example, (A) for the
      Multifamily Mortgaged Properties, rental and other revenues; (B) for the
      Commercial Mortgaged Properties, base rent (less mark-to-market adjustments in some cases), percentage rent, expense reimbursements and other revenues; and (C) for hotel Mortgaged Properties, guest room rates, food and beverage charges, telephone charges and other revenues.

         (ii) "Expenses" generally consist of all expenses incurred for a
      Mortgaged Property, including for example, salaries and wages, the costs or fees of utilities, repairs and maintenance, marketing, insurance, management, landscaping, security (if provided at the Mortgaged Property)
      and the amount of real estate taxes, general and administrative expenses, ground lease payments, and other costs but without any deductions for debt service, depreciation and amortization or capital expenditures therefor. In the case of hotel Mortgaged Properties, Expenses include, for example, expenses relating to guest rooms (hotels only), food and beverage costs, telephone bills, and rental and other expenses, and such operating expenses as general and administrative, marketing and franchise fees.

     In certain cases, Full Year Cash Flow, Most Recent Cash Flow and/or U/W
Cash Flow have been adjusted by removing certain non-recurring expenses and revenue or by certain other normalizations. Such Cash Flow does not necessarily reflect accrual of certain costs such as capital expenditures and leasing commissions and does not reflect non-cash items such as depreciation or

                                      A-1

amortization. In some cases, capital expenditures and non-recurring items may have been treated by a borrower as an expense but were deducted from Most
Recent Expenses, Full Year Expenses or U/W Expenses to reflect normalized Most
Recent Cash Flow, Full Year Cash Flow or U/W Cash Flow, as the case may be. The
Depositor has not made any attempt to verify the accuracy of any information provided by each borrower or to reflect changes that may have occurred since the date of the information provided by each borrower for the related Mortgaged
Property. Such Cash Flow was not necessarily determined in accordance with generally accepted accounting principles ("GAAP"). Such Cash Flow is not a substitute for net income determined in accordance with GAAP as a measure of the results of a Mortgaged Property's operations or a substitute for cash flows from operating activities determined in accordance with GAAP as a measure of liquidity. Moreover, in certain cases such Cash Flow may reflect partial-year annualizations.

      6. "Cut-off Date Loan-to-Value Ratio", "Cut-off Date LTV Ratio" or
   "Cut-off Date LTV" means, with respect to any Mortgage Loan, the Cut-off
   Date Balance of such Mortgage Loan divided by the Appraisal Value of the related Mortgaged Property.

      7. "DEFEASANCE" means, with respect to any Mortgage Loan, that such
   Mortgage Loan is subject to a Defeasance Option.

      8. "Discount Rate" means, with respect to any prepayment premium calculation, the yield on the U.S. Treasury issue with a maturity date closest to the maturity date for the Mortgage Loan being prepaid, or an interpolation thereof.

      9. "Full Year End Date" means, with respect to each Mortgage Loan, the date indicated in Annex A as the "Full Year End Date" with respect to such
   Mortgage Loan, which date is generally the end date with respect to the period covered by the latest available annual operating statement provided by the related borrower.

      10. "Full Year Cash Flow" means, with respect to any Mortgaged Property, the Cash Flow derived therefrom that was available for debt service, calculated as Full Year Revenues less Full Year Expenses, Full Year capital expenditures and Full Year tenant improvements and leasing commissions. See also "Cash Flow" above.

         (i) "Full Year Revenues" are the Revenues received (or annualized or estimated in certain cases) in respect of a Mortgaged Property for the
      12-month period ended as of the Full Year End Date, based upon the latest available annual operating statement and other information furnished by the borrower for its most recently ended fiscal year.

         (ii) "Full Year Expenses" are the Expenses incurred (or annualized or estimated in certain cases) for a Mortgaged Property for the 12-month period ended as of the Full Year End Date, based upon the latest available annual operating statement and other information furnished by the borrower for its most recently ended fiscal year.

      11. "Fully Amortizing" means a fully amortizing Mortgage Loan; except that such Mortgage Loan may have a payment due at its maturity in excess of its scheduled Monthly Payment.

      12. "Interest Only" means any Mortgage Loan which requires scheduled payments of interest only until the related Maturity Date.

      13. "IO, Balloon" means any Mortgage Loan which requires only scheduled payments of interest for some (but not all) of the term of the related
   Mortgage Loan and that has a significant outstanding balance at maturity.

      14. "Leasable Square Footage" or "Net Rentable Area (SF)" means, in the case of a Mortgaged Property operated as a retail center, office complex or industrial or warehouse facility, the square footage of the net leasable area.

      15. "Maturity" or "Maturity Date" means, with respect to any Mortgage
   Loan, the date specified in the related Mortgage Note as its stated
   maturity date.

      16. "Maturity Date Balance" means, with respect to any Mortgage Loan, the balance due at maturity, assuming no prepayments, defaults or extensions.

                                      A-2

      17. "Maturity Date Loan-to-Value Ratio" or "Maturity Date LTV" means, with respect to any Mortgage Loan, the Maturity Date Balance, divided by the Appraisal Value of the related Mortgaged Property.

      18. "Most Recent Cash Flow" means, with respect to any Mortgaged
   Property, the Cash Flow derived therefrom that was available for debt service, calculated as Most Recent Revenues less Most Recent Expenses, Most
   Recent capital expenditures and Most Recent tenant improvements and leasing commissions. See also "Cash Flow" above.

         (i) "Most Recent Revenues" are the Revenues received (or annualized or estimated in certain cases) in respect of a Mortgaged Property for the
      12-month period ended on the Most Recent Date, based upon operating statements and other information furnished by the related borrower.

         (ii) "Most Recent Expenses" are the Expenses incurred (or annualized or estimated in certain cases) for a Mortgaged Property for the 12-month period ended on the Most Recent Date, based upon operating statements and other information furnished by the related borrower.

      19. "Most Recent Financial End Date" means, with respect to any Mortgage
   Loan, the date indicated in Annex A as the "Most Recent End Date" with respect to such Mortgage Loan which date is generally the end date with respect to the period covered by the latest available operating statement provided by the related borrower.

      20. "Most Recent Statement Type" means certain financial information with respect to the Mortgaged Properties as set forth in the three categories listed in (i) through (iii) immediately below.

         (i) "Full Year" means certain financial information regarding the
      Mortgaged Properties presented as of the date which is presented in the
      Most Recent Financial End Date.

         (ii) "Annualized Most Recent" means certain financial information regarding the Mortgaged Properties which has been annualized based upon one month or more of financial data.

         (iii) "Trailing 12 Months" means certain financial information regarding a Mortgaged Properties which is presented for the trailing 12 months prior to the Most Recent Financial End Date.

      21. "NPV (MEY)" refers to a method of calculation of a yield maintenance premium. Under this method prepayment premiums are generally equal to the greater of (i) one percent (1%) of the principal balance being prepaid, and
   (ii) the present value as of the date of prepayment of the remaining scheduled payments of principal and interest from the date of prepayment through the maturity date (including any ballon payment) determined by discounting such payments at a discount rate based on a treasury rate converted to a monthly compounded nominal yield as provided in the underlying note less the amount of the outstandig principal balance on the date of prepayment (after subtracting the scheduled principal payment on such date of prepayment). Loan No. DBM20357 has been assumed to be included in this category for purposes of Annex A.

      22. "Int Diff (BEY)" refers to a method of calculation of a yield maintenance premium. Under this method prepayment premiums are generally equal to an amount equal to the greater of (a) one percent (1%) of the principal amount being prepaid or (b) the product obtained by multiplying
   (x) the principal amount being prepaid, times (y) the difference obtained by subtracting (I) the Yield Rate from (II) the mortgage rate of the related Mortgage Note, times (z) the present value factor calculated using the following formula:

                                  1--(1+r)(-n)
                                  ----------
                                       r

   where r is equal to the Yield Rate and n is equal to the number of years and any fraction thereof, remaining between the date the prepayment is made and the maturity date of the related Mortgage Note.

                                      A-3

     As used in this definition, "Yield Rate" means the yield rate for the specified United States Treasury security, as reported in The Wall Street
Journal on the fifth business day preceding the date the prepayment is required in the related Mortgage Loan documents. Loan Nos. 58384, 57840, 57839, 58383,
57851, 57855, 57842 and 57843 have been assumed to be included in this category for purposes of Annex A.

      23. "Int Diff (MEY)" refers to a method of calculation of a yield maintenance premium. Under this method, "Yield Maintenance" means a prepayment premium in an amount equal to the greater of (i) one percent
   (1%) of the portion of the Loan being prepaid, and (ii) the present value as of the Prepayment Calculation Date of a series of monthly payments over the remaining term of the Loan being prepaid assuming a per annum interest rate equal to the excess of the Note Rate over the Reinvestment Yield, and discounted at the Reinvestment Yield. As used herein, "Reinvestment Yield"
   means the yield rate for the specified United States Treasury security as described in the underlying Note converted to a monthly compounded nominal yield. The "Prepayment Calculation Date" means, as applicable, the date on which (i) Lender applies any prepayment to the reduction of the outstanding principal amount of this Note, (ii) Lender accelerates the Loan, in the case of a prepayment resulting from acceleration, or (iii) Lender applies funds held under any Reserve Account, in the case of a prepayment resulting from such an application (other than in connection with acceleration of the
   Loan). Loan No. 58275 has been assumed to be included in this category for purposes of Annex A.

      24. "Int Diff (MEY) - G" refers to a method of calculation of a yield maintenance premium. Under this method prepayment premiums are generally equal to an amount equal to the greater of:

         (a) 1% of the principal amount being prepaid, or
         (b) the sum of the present value on the date of prepayment, discounted using the Replacement Treasury Rate converted to a monthly equivalent yield, of the Monthly Interest Shortfalls for the remaining terms of the
    Mortgage Loan.

    For purposes of this definition:

         (i) "Monthly Interest Shortfall" will be calculated for each monthly payment date and is the product of (A) the dollar amount of the prepayment divided by 12, and (B) the positive results, if any, from (1)
      the yield derived from compounding semi-annually the Mortgage Rate minus
      (2) the Replacement Treasury Rate.

         (ii) "Replacement Treasury Rate" means, the yield calculated by linear interpolation (rounded to one thousandth of one percent (i.e., 0.001%))
      of the yields, as reported in Federal Reserve Statistical Release
      H.15-Selected Interest Rates under the heading U.S. Government
      Securities/Treasury Constant Maturities for the week ending prior to the prepayment date, of U.S. Treasury constant maturities with terms (are longer and one shorter) most nearly approximating the remaining Weighted
      Average Life (as defined below) of the mortgage loan as of the prepayment date. In the event Release H.15 is no longer published, the lender will select a comparable publication to determine the Replacement Treasury
      Rate.

         (iii) "Weighted Averaged Life" of the mortgage loan is determined as of the prepayment date by (i) multiplying the amount of each monthly principal payment that would have been paid had the prepayment not occurred by the number of months from the prepayment date to each payment date, (ii) adding the results and (iii) dividing the sum by the balance remaining on the mortgage loan on the prepayment date multiplied by 12.

      Loan Nos. 760033701, 760032835, 760032833, 760032834, 760032563 and
   760033033 have been assumed to be in this category for purposes of Annex A.

      25. "Occupancy %" or "Occupancy Percent" means the percentage of Leasable
   Square Footage or Total Units/Rooms/Pads, as the case may be, of the
   Mortgaged Property that was occupied as of a specified date, as specified by the borrower or as derived from the Mortgaged Property's rent rolls, which generally are calculated by physical presence or, alternatively, collected rents as a percentage of potential rental revenues.

                                      A-4

      26. "OPEN" means, with respect to any Mortgage Loan that such Mortgage
   Loan may be voluntarily prepaid without a Prepayment Premium.

      27. "Periodic Treasury Yield" means (a) the annual yield to maturity of the actively traded noncallable United States Treasury fixed interest rate security (other than such security which can be surrendered at the option of the holder at face value in payment of federal estate tax or which was issued at a substantial discount) that has a maturity closest to (whether before, on or after) the maturity date (or if two or more securities have maturity dates equally close to the maturity date, the average annual yield to maturity of all such securities), as reported in The Wall Street Journal or other authoritative publication or news retrieval service on the fifth business day preceding the prepayment date, divided by (b) twelve, if scheduled payment dates are monthly, or four, if scheduled payment dates are quarterly.

      28. "Related Loans" means two or more Mortgage Loans with respect to which the related Mortgaged Properties are either owned by the same entity or owned by two or more entities controlled by the same key principals.

      29. "UPB" means, with respect to any Mortgage Loan, its unpaid principal balance.

      30. "Units", "Rooms" and "Pads" respectively, mean: (i) in the case of a
   Mortgaged Property operated as multifamily housing, the number of apartments, regardless of the size of or number of rooms in such apartment
   (referred to in the schedule as "Units"); (ii) in the case of a Mortgaged
   Property operated as a hotel, the number of rooms (referred to in the schedule as "Rooms"); and (iii) in the case of a Mortgaged Property operated as a Manufactured Housing Community, the number of pads (referred to in the schedule as "Pads").

      31. "U/W DSCR", "Underwritten DSCR", "Underwritten Debt Service Coverage
   Ratio", "Underwriting DSCR" or "Underwriting Debt Service Coverage Ratio"
   means, with respect to any Mortgage Loan (a) the U/W Cash Flow for the related Mortgaged Property divided by (b) the Annual Debt Service for such
   Mortgage Loan.

      32. "U/W Cash Flow", "Underwritten Cash Flow" or "Underwriting Cash Flow"
   means, with respect to any Mortgaged Property, the Cash Flow derived therefrom that was available for debt service, calculated as U/W Revenues less U/W Expenses, U/W Reserves and U/W tenant improvements and leasing commissions. See also "Cash Flow" above.

         (i) "U/W Revenues" are the anticipated Revenues in respect of a
      Mortgaged Property, generally determined by means of an estimate made at the origination of such Mortgage Loan or, as in some instances, as have been subsequently updated. U/W Revenues have generally been calculated
      (a) assuming that the occupancy rate for the Mortgaged Property was consistent with the Mortgaged Property's current or historical rate, or the relevant market rate, if such rate was less than the occupancy rate reflected in the most recent rent roll or operating statements, as the case may be, furnished by the related borrower, and (b) in the case of retail, office, industrial and warehouse Mortgaged Properties, assuming a level of reimbursements from tenants consistent with the terms of the related leases or historical trends at the Mortgaged Property, and in certain cases, assuming that a specified percentage of rent will become defaulted or otherwise uncollectible. In addition, in the case of retail, office, industrial and warehouse Mortgaged Properties, upward adjustments may have been made with respect to such revenues to account for all or a portion of the rents provided for under any new leases scheduled to take effect later in the year. Also, in the case of certain Mortgaged
      Properties that are operated as nursing home or hotel properties and are subject to an operating lease with a single operator, U/W Revenues were calculated based on revenues received by the operator rather than rental payments received by the related borrower under the operating lease.

         (ii) "U/W Expenses" are the anticipated Expenses in respect of a
      Mortgaged Property, generally determined by means of an estimate made at the origination of such Mortgage Loan or as in some instances as may be updated. U/W Expenses were generally assumed to be equal to historical annual expenses reflected in the operating statements and other

                                      A-5

      information furnished by the borrower, except that such expenses were generally modified by (a) if there was no management fee or a below market management fee, assuming that a management fee was payable with respect to the Mortgaged Property in an amount approximately equal to a percentage of assumed gross revenues for the year, (b) adjusting certain historical expense items upwards or downwards to amounts that reflect industry norms for the particular type of property and/or taking into consideration material changes in the operating position of the related
      Mortgaged Property (such as newly signed leases and market data) and (c)
      adjusting for non-recurring items (such as capital expenditures) and tenant improvement and leasing commissions, if applicable (in the case of certain retail, office, industrial and warehouse Mortgaged Properties, adjustments may have been made to account for tenant improvements and leasing commissions at costs consistent with historical trends or prevailing market conditions and, in other cases, operating expenses did not include such costs).

     Actual conditions at the Mortgaged Properties will differ, and may differ substantially, from the assumed conditions used in calculating U/W Cash Flow.
In particular, the assumptions regarding tenant vacancies, tenant improvements and leasing commissions, future rental rates, future expenses and other conditions if and to the extent used in calculating U/W Cash Flow for a
Mortgaged Property, may differ substantially from actual conditions with respect to such Mortgaged Property. There can be no assurance that the actual costs of reletting and capital improvements will not exceed those estimated or assumed in connection with the origination or purchase of the Mortgage Loans.

     In most cases, U/W Cash Flow describes the cash flow available after deductions for capital expenditures such as tenant improvements, leasing commissions and structural reserves. In those cases where such "reserves" were so included, no cash may have been actually escrowed. No representation is made as to the future net cash flow of the properties, nor is U/W Cash Flow set forth herein intended to represent such future net cash flow.

      33. "U/W Replacement Reserves" means, with respect to any Mortgaged
   Property, the aggregate amount of on-going reserves (generally for capital improvements and replacements) assumed to be maintained with respect to such Mortgaged Property. In each case, actual reserves, if any, may be less than the amount of U/W Reserves.

      34. "U/W Replacement Reserves Per Unit" means, with respect to any
   Mortgaged Property, (a) the related U/W Reserves, divided by (b) the number of Units, Rooms, Leasable Square Footage or Pads, as applicable.

      35. "YM" means, with respect to any Mortgage Loan, a yield maintenance premium.

      36. For purposes of the calculation of the Net Mortgage Rate in Annex A to this prospectus supplement, such values were calculated without regard to the adjustment described in the definition of Net Mortgage Rates in this prospectus supplement under "Description of the Certificates--Pass-Through
   Rates".

      37. Plaza 205: $2,500,000 cash escrow held as additional security for the loan, unless the borrower requests a redetermination by September 1, 2005, subject to extension to December 1, 2005, and the lender determines that certain requirements, including a 1.20 DSCR based on a 7.20% minimum constant, have been satisfied. If the borrower does not qualify or partially qualifies for the release, the escrow or the remaining escrow is required to be applied to the outstanding principal loan balance. For purposes of calculating DSCR, the debt service payment is based on netting out the $2,500,000 cash escrow from the original loan balance of
   $16,000,000. Recalculated debt service is $952,604 which produces a DSCR of
   1.26.

      38. Bluffton Commons: $852,000 cash escrow held as additional security for the loan until certain requirements, including a 1.20 DSCR based on a
   7.25% minimum constant, have been satisfied. If the borrower does not qualify or partially qualifies for the escrow release by October 1, 2006, the lender has the option to hold the escrow or remaining escrow for the term or to apply the escrow or remaining escrow to the outstanding principal loan balance. For

                                      A-6

   purposes of calculating DSCR, the debt service payment is based on netting out the $852,000 cash escrow from the original loan balance of $10,180,000.
   Recalculated debt service is $635,560 which produces a DSCR of 1.26.

      39. "Holdback Loan" means, with respect to the five mortgage loans (Loan
   Nos. 760033366, 760033463, DBM20193, DBM20554 and DBM20555), the loan amounts used in this prospectus supplement for calculating the related debt service coverage ratios excludes the $2,500,000, $852,000, $11,700,000,
   $170,000 and $100,000 of holdback reserves, respectively.

                                      A-7

                    PREPAYMENT LOCK-OUT/PREPAYMENT ANALYSIS
                BASED ON OUTSTANDING PRINCIPAL BALANCE(1)(2)(3)
                               ALL MORTGAGE LOANS

                             NOV-04          NOV-05          NOV-06          NOV-07
                        --------------- --------------- --------------- ---------------

Locked Out ............       100.00%          97.58%          95.54%          93.42%
Yield
 Maintenance(4) .......         0.00%           2.42%           4.46%           6.58%
Open ..................         0.00%           0.00%           0.00%           0.00%
                           ---------       ---------       ---------       ---------
Total .................       100.00%         100.00%         100.00%         100.00%
                           ---------       ---------       ---------       ---------
Total Balance as of
 the Cut-off Date
 (in millions) ........   $ 1,362.13      $ 1,354.18      $ 1,343.14      $ 1,328.51
                          ----------      ----------      ----------      ----------
Percent of
 Mortgage Pool
 Balance ..............       100.00%          99.42%          98.61%          97.53%
                          ----------      ----------      ----------      ----------

                             NOV-08         NOV-09        NOV-10        NOV-11        NOV-12        NOV-13        NOV-14
                        --------------- ------------- ------------- ------------- ------------- ------------- -------------

Locked Out ............        91.43%        93.40%        93.41%        90.68%        90.64%        90.59%        90.34%
Yield
 Maintenance(4) .......         8.57%         6.60%         6.59%         7.97%         8.01%         8.05%         0.00%
Open ..................         0.00%         0.00%         0.00%         1.35%         1.36%         1.36%         9.66%
                           ---------       -------       -------       -------       -------       -------        ------
Total .................       100.00%       100.00%       100.00%       100.00%       100.00%       100.00%       100.00%
                           ---------       -------       -------       -------       -------       -------        ------
Total Balance as of
 the Cut-off Date
 (in millions) ........   $ 1,312.01      $ 901.92      $ 886.73      $ 559.20      $ 546.06      $ 532.07      $ 25.92
                          ----------      --------      --------      --------      --------      --------      --------
Percent of
 Mortgage Pool
 Balance ..............        96.32%        66.21%        65.10%        41.05%        40.09%        39.06%         1.90%
                          ----------      --------      --------      --------      --------      --------      --------

                           NOV-15       NOV-16       NOV-17       NOV-18
                        ------------ ------------ ------------ ------------

Locked Out ............     100.00%      100.00%      100.00%      100.00%
Yield
 Maintenance(4) .......       0.00%        0.00%        0.00%        0.00%
Open ..................       0.00%        0.00%        0.00%        0.00%
                            ------       ------       ------       ------
Total .................     100.00%      100.00%      100.00%      100.00%
                            ------       ------       ------       ------
Total Balance as of
 the Cut-off Date
 (in millions) ........  $  22.95     $  22.46     $  21.95     $  21.40
                         ---------    ---------    ---------    ---------
Percent of
 Mortgage Pool
 Balance ..............       1.68%        1.65%        1.61%        1.57%
                         ---------    ---------    ---------    ---------

-------
(1)   Prepayment provisions in effect as a percentage of outstanding loan balances as of the indicated date assuming no prepayments on the Mortgage
      Loans, if any.

(2)   As of the Cut-off Date.

(3)   Numbers may not total to 100% due to rounding.

(4)   As of the Cut-off Date, 16 Mortgage Loans, representing 9.0% of the initial pool balance (10.6% of the group 1 balance and 1.7% of the group
      2 balance) are subject to yield maintenance prepayment provisions after the lockout period. The remaining Mortgage Loans, representing 91.0% of the initial pool balance (89.4% of the group 1 balance and 98.3% of the group 2 balance) are subject to defeasance after an initial restriction period.

                                      A-8

                          MORTGAGE POOL PROPERTY TYPE

                                                          % OF      WEIGHTED
                          NUMBER OF      AGGREGATE      INITIAL      AVERAGE
                          MORTGAGED     CUT-OFF DATE      POOL    UNDERWRITTEN
     PROPERTY TYPE       PROPERTIES       BALANCE       BALANCE       DSCR
----------------------- ------------ ----------------- --------- --------------

Retail ................       30     $  315,684,137       23.2%        1.36x
 Anchored .............       16        207,920,653       15.3         1.35x
 Shadow
   Anchored ...........       10         85,066,681        6.2         1.33x
 Unanchored ...........        4         22,696,802        1.7         1.53x
Office ................       16        313,159,600       23.0         1.73x
Multifamily ...........       21        236,740,797       17.4         1.77x
Manufactured
 Housing ..............       17        145,485,896       10.7         1.28x
Mixed Use .............        2        129,000,000        9.5         2.66x
Self Storage ..........       22        102,944,610        7.6         1.42x
Industrial ............        8         82,864,029        6.1         1.39x
Land ..................        1         18,500,000        1.4         1.13x
Hotel .................        2         17,750,000        1.3         1.61x
                              --     --------------      -----
Total/Wtd Avg .........      119     $1,362,129,068      100.0%        1.64x
                             ===     ==============      =====

                                                  WEIGHTED                       WEIGHTED
                                MIN/MAX            AVERAGE         MIN/MAX       AVERAGE
                             UNDERWRITTEN       CUT-OFF DATE    CUT-OFF DATE     MORTGAGE
     PROPERTY TYPE               DSCR             LTV RATIO       LTV RATIO        RATE
----------------------- ---------------------- -------------- ---------------- -----------

Retail ................        1.20x/1.88x           72.5%       46.6%/80.0%       5.806%
 Anchored .............        1.20x/1.88x           72.7%       46.6%/80.0%       5.719%
 Shadow
   Anchored ...........        1.25x/1.61x           74.0%       57.2%/80.0%       5.985%
 Unanchored ...........        1.33x/1.68x           64.0%       54.2%/78.5%       5.932%
Office ................        1.24x/2.21x           61.3%       18.9%/79.6%       5.206%
Multifamily ...........        1.20x/7.11x           60.7%       14.2%/80.0%       5.034%
Manufactured
 Housing ..............        1.20x/1.74x           77.0%       67.8%/80.0%       5.201%
Mixed Use .............        2.37x/3.10x           48.4%       45.7%/52.5%       5.121%
Self Storage ..........        1.26x/1.96x           68.8%       43.4%/75.3%       5.751%
Industrial ............        1.21x/1.86x           69.4%       53.6%/79.8%       5.408%
Land ..................        1.13x/1.13x           81.5%       81.5%/81.5%       6.280%
Hotel .................        1.48x/1.64x           64.9%       63.5%/69.5%       5.765%
Total/Wtd Avg .........        1.13x/7.11x           65.6%       14.2%/81.5%       5.382%

                           LOAN GROUP 1 PROPERTY TYPE

                                                          % OF
                                                        INITIAL     WEIGHTED
                          NUMBER OF      AGGREGATE        LOAN       AVERAGE
                          MORTGAGED     CUT-OFF DATE    GROUP 1   UNDERWRITTEN
     PROPERTY TYPE       PROPERTIES       BALANCE       BALANCE       DSCR
----------------------- ------------ ----------------- --------- --------------

Retail ................      30      $  315,684,137       28.2%        1.36x
 Anchored .............      16         207,920,653       18.6         1.35x
 Shadow
   Anchored ...........      10          85,066,681        7.6         1.33x
 Unanchored ...........       4          22,696,802        2.0         1.53x
Office ................      16         313,159,600       27.9         1.73x
Mixed Use .............       2         129,000,000       11.5         2.66x
Manufactured
 Housing ..............      12         105,214,790        9.4         1.31x
Self Storage ..........      22         102,944,610        9.2         1.42x
Industrial ............       8          82,864,029        7.4         1.39x
Multifamily ...........       6          35,402,718        3.2         1.28x
Land ..................       1          18,500,000        1.7         1.13x
Hotel .................       2          17,750,000        1.6         1.61x
                             --      --------------      -----
Total/Wtd Avg .........      99      $1,120,519,883      100.0%        1.61x
                             ==      ==============      =====

                                                  WEIGHTED                       WEIGHTED
                                MIN/MAX            AVERAGE         MIN/MAX       AVERAGE
                             UNDERWRITTEN       CUT-OFF DATE    CUT-OFF DATE     MORTGAGE
     PROPERTY TYPE               DSCR             LTV RATIO       LTV RATIO        RATE
----------------------- ---------------------- -------------- ---------------- -----------

Retail ................        1.20x/1.88x           72.5%       46.6%/80.0%       5.806%
 Anchored .............        1.20x/1.88x           72.7%       46.6%/80.0%       5.719%
 Shadow
   Anchored ...........        1.25x/1.61x           74.0%       57.2%/80.0%       5.985%
 Unanchored ...........        1.33x/1.68x           64.0%       54.2%/78.5%       5.932%
Office ................        1.24x/2.21x           61.3%       18.9%/79.6%       5.206%
Mixed Use .............        2.37x/3.10x           48.4%       45.7%/52.5%       5.121%
Manufactured
 Housing ..............        1.21x/1.74x           77.7%       67.8%/80.0%       5.039%
Self Storage ..........        1.26x/1.96x           68.8%       43.4%/75.3%       5.751%
Industrial ............        1.21x/1.86x           69.4%       53.6%/79.8%       5.408%
Multifamily ...........        1.20x/1.35x           79.1%       75.4%/80.0%       4.972%
Land ..................        1.13x/1.13x           81.5%       81.5%/81.5%       6.280%
Hotel .................        1.48x/1.64x           64.9%       63.5%/69.5%       5.765%
Total/Wtd Avg .........        1.13x/3.10x           66.7%       18.9%/81.5%       5.434%

                           LOAN GROUP 2 PROPERTY TYPE

                                                       % OF
                                                     INITIAL     WEIGHTED
                          NUMBER OF     AGGREGATE      LOAN       AVERAGE
                          MORTGAGED   CUT-OFF DATE   GROUP 2   UNDERWRITTEN
     PROPERTY TYPE       PROPERTIES      BALANCE     BALANCE       DSCR
----------------------- ------------ -------------- --------- --------------

Multifamily ...........      15      $201,338,079      83.3%        1.85x
Manufactured
 Housing ..............       5        40,271,106      16.7         1.22x
                             --      ------------     -----
Total/Wtd Avg .........      20      $241,609,185     100.0%        1.75x
                             ==      ============     =====

                                                  WEIGHTED                       WEIGHTED
                                MIN/MAX            AVERAGE         MIN/MAX       AVERAGE
                             UNDERWRITTEN       CUT-OFF DATE    CUT-OFF DATE     MORTGAGE
     PROPERTY TYPE               DSCR             LTV RATIO       LTV RATIO        RATE
----------------------- ---------------------- -------------- ---------------- -----------

Multifamily ...........      1.20x/7.11x           57.4%       14.2%/80.0%         5.045%
Manufactured
 Housing ..............      1.20x/1.28x           75.1%       72.0%/80.0%         5.623%
Total/Wtd Avg .........      1.20x/7.11x           60.4%       14.2%/80.0%         5.141%

                                      A-9

                      MORTGAGE POOL CUT-OFF DATE BALANCES

                                                                % OF      WEIGHTED       WEIGHTED      WEIGHTED
           RANGE OF             NUMBER OF      AGGREGATE      INITIAL      AVERAGE        AVERAGE      AVERAGE
         CUT-OFF DATE            MORTGAGE     CUT-OFF DATE      POOL    UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
           BALANCES               LOANS         BALANCE       BALANCE       DSCR         LTV RATIO       RATE
------------------------------ ----------- ----------------- --------- -------------- -------------- -----------

$1,150,630 -- $1,999,999......       2      $    2,670,630       0.2%        1.53x          53.7%        5.281%
$2,000,000 -- $2,999,999......       9          22,303,991       1.6         1.44x          69.3%        5.740%
$3,000,000 -- $3,999,999......      16          57,270,859       4.2         1.39x          72.2%        5.632%
$4,000,000 -- $4,999,999......      14          63,381,943       4.7         1.45x          71.7%        5.517%
$5,000,000 -- $7,499,999......      23         141,384,029      10.4         1.59x          68.6%        5.631%
$7,500,000 -- $9,999,999......      10          85,859,765       6.3         1.33x          72.0%        5.608%
$10,000,000 -- $14,999,999....      15         183,484,886      13.5         1.34x          75.3%        5.528%
$15,000,000 -- $19,999,999....       4          71,190,855       5.2         1.21x          77.6%        5.889%
$20,000,000 -- $29,999,999....       7         171,253,879      12.6         1.41x          66.3%        5.223%
$30,000,000 -- $49,999,999....       3         101,887,198       7.5         1.29x          74.3%        5.535%
$50,000,000 -- $99,999,999....       5         324,441,036      23.8         2.08x          55.8%        5.178%
$100,000,000 -- $137,000,000..       1         137,000,000      10.1         2.21x          49.3%        4.867%
                                    --      --------------     -----
Total/Wtd Avg ................     109      $1,362,129,068     100.0%        1.64x          65.6%        5.382%
                                   ===      ==============     =====

                       LOAN GROUP 1 CUT-OFF DATE BALANCES

                                                                % OF
                                                              INITIAL     WEIGHTED       WEIGHTED      WEIGHTED
           RANGE OF             NUMBER OF      AGGREGATE        LOAN       AVERAGE        AVERAGE      AVERAGE
         CUT-OFF DATE            MORTGAGE     CUT-OFF DATE    GROUP 1   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
           BALANCES               LOANS         BALANCE       BALANCE       DSCR         LTV RATIO       RATE
------------------------------ ----------- ----------------- --------- -------------- -------------- -----------

$1,150,630 -- $1,999,999......       2      $    2,670,630       0.2%        1.53x          53.7%        5.281%
$2,000,000 -- $2,999,999......       9          22,303,991       2.0         1.44x          69.3%        5.740%
$3,000,000 -- $3,999,999......      14          49,875,312       4.5         1.39x          71.4%        5.708%
$4,000,000 -- $4,999,999......      11          49,589,609       4.4         1.51x          70.0%        5.583%
$5,000,000 -- $7,499,999......      17         104,486,816       9.3         1.40x          69.1%        5.713%
$7,500,000 -- $9,999,999......       8          69,141,345       6.2         1.32x          70.5%        5.701%
$10,000,000 -- $14,999,999....      12         148,934,886      13.3         1.37x          75.2%        5.521%
$15,000,000 -- $19,999,999....       3          53,748,573       4.8         1.21x          78.9%        5.921%
$20,000,000 -- $29,999,999....       6         146,440,488      13.1         1.44x          68.0%        5.288%
$30,000,000 -- $49,999,999....       3         101,887,198       9.1         1.29x          74.3%        5.535%
$50,000,000 -- $99,999,999....       4         234,441,036      20.9         2.02x          60.7%        5.324%
$100,000,000 -- $137,000,000..       1         137,000,000      12.2         2.21x          49.3%        4.867%
                                    --      --------------     -----
Total/Wtd Avg ................      90      $1,120,519,883     100.0%        1.61x          66.7%        5.434%
                                    ==      ==============     =====

                       LOAN GROUP 2 CUT-OFF DATE BALANCES

                                                                  % OF
                                                                INITIAL     WEIGHTED       WEIGHTED      WEIGHTED
              RANGE OF               NUMBER OF     AGGREGATE      LOAN       AVERAGE        AVERAGE      AVERAGE
            CUT-OFF DATE              MORTGAGE   CUT-OFF DATE   GROUP 2   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
              BALANCES                 LOANS        BALANCE     BALANCE       DSCR         LTV RATIO       RATE
----------------------------------- ----------- -------------- --------- -------------- -------------- -----------

$3,400,000 -- $3,999,999...........       2     $  7,395,547       3.1%        1.38x          77.2%        5.126%
$4,000,000 -- $4,999,999...........       3       13,792,334       5.7         1.24x          77.6%        5.281%
$5,000,000 -- $7,499,999...........       6       36,897,213      15.3         2.14x          67.2%        5.398%
$7,500,000 -- $9,999,999...........       2       16,718,419       6.9         1.38x          78.1%        5.222%
$10,000,000 -- $14,999,999.........       3       34,550,000      14.3         1.22x          75.7%        5.559%
$15,000,000 -- $19,999,999.........       1       17,442,282       7.2         1.20x          73.4%        5.789%
$20,000,000 -- $29,999,999.........       1       24,813,391      10.3         1.23x          56.5%        4.840%
$50,000,000 -- $90,000,000.........       1       90,000,000      37.3         2.22x          42.9%        4.797%
                                          -     ------------     -----
Total/Wtd Avg .....................      19     $241,609,185     100.0%        1.75x          60.4%        5.141%
                                         ==     ============     =====

                                      A-10

                     MORTGAGE POOL GEOGRAPHIC DISTRIBUTION

                                                                       % OF        WEIGHTED         WEIGHTED        WEIGHTED
                                   NUMBER OF        AGGREGATE        INITIAL        AVERAGE          AVERAGE        AVERAGE
                                   MORTGAGED       CUT-OFF DATE        POOL      UNDERWRITTEN     CUT-OFF DATE      MORTGAGE
  MORTGAGED PROPERTY LOCATION     PROPERTIES         BALANCE         BALANCE         DSCR           LTV RATIO         RATE
------------------------------   ------------   -----------------   ---------   --------------   --------------   -----------

California ...................         19       $  263,211,465         19.3%          1.86x            56.8%          5.212%
New York .....................          8          167,327,977         12.3           2.57x            47.3%          4.883%
Florida ......................         11          112,457,402          8.3           1.38x            73.1%          5.307%
Pennsylvania .................          2           79,841,036          5.9           1.26x            73.1%          5.771%
Massachusetts ................          1           77,000,000          5.7           2.37x            45.7%          5.426%
Maryland .....................          5           67,661,333          5.0           1.24x            76.3%          6.141%
Illinois .....................          8           65,629,438          4.8           1.22x            75.8%          5.452%
Texas ........................         12           64,122,547          4.7           1.37x            74.5%          5.525%
Ohio .........................          4           53,614,973          3.9           1.37x            75.0%          5.400%
District of Columbia .........          2           50,500,000          3.7           1.26x            74.5%          5.230%
Nevada .......................          9           45,457,587          3.3           1.33x            66.0%          5.794%
Georgia ......................          6           43,357,665          3.2           1.33x            76.5%          5.423%
Arizona ......................          4           42,016,152          3.1           1.37x            76.2%          5.372%
Missouri .....................          2           39,440,467          2.9           1.26x            77.8%          5.426%
New Jersey ...................          4           30,963,391          2.3           1.24x            59.8%          4.987%
Virginia .....................          2           24,500,999          1.8           1.46x            70.4%          5.805%
Oregon .......................          2           18,217,757          1.3           1.29x            78.4%          5.735%
South Carolina ...............          2           17,758,419          1.3           1.30x            78.2%          5.598%
Colorado .....................          3           17,238,971          1.3           1.45x            73.5%          5.613%
Oklahoma .....................          2           16,175,179          1.2           1.34x            68.0%          5.609%
Alabama ......................          2           14,060,341          1.0           1.47x            78.2%          5.745%
Louisiana ....................          2           13,936,745          1.0           1.30x            71.6%          5.800%
Indiana ......................          2           13,573,966          1.0           1.30x            73.5%          5.274%
Michigan .....................          1            8,049,415          0.6           1.43x            78.9%          4.931%
Tennessee ....................          1            5,610,000          0.4           1.31x            71.9%          5.120%
Washington ...................          1            3,766,031          0.3           1.61x            66.7%          4.955%
Hawaii .......................          1            3,739,810          0.3           1.40x            74.8%          5.920%
North Carolina ...............          1            2,900,000          0.2           1.25x            78.8%          5.750%
                                       --       --------------        -----
Total/Wtd Avg ................        119       $1,362,129,068        100.0%          1.64x            65.6%          5.382%
                                      ===       ==============        =====

----------
  [X]  The Mortgaged Properties are located throughout 27 states and the
       District of Columbia.

                                      A-11

                      LOAN GROUP 1 GEOGRAPHIC DISTRIBUTION

                                                                     % OF         WEIGHTED       WEIGHTED      WEIGHTED
                                   NUMBER OF      AGGREGATE         INITIAL        AVERAGE        AVERAGE      AVERAGE
                                   MORTGAGED     CUT-OFF DATE    LOAN GROUP 1   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
   MORTGAGED PROPERTY LOCATION    PROPERTIES       BALANCE          BALANCE         DSCR         LTV RATIO       RATE
-------------------------------- ------------ ----------------- -------------- -------------- -------------- -----------

California .....................      19       $  263,211,465         23.5%          1.86x          56.8%        5.212%
Florida ........................      11          112,457,402         10.0           1.38x          73.1%        5.307%
Pennsylvania ...................       2           79,841,036          7.1           1.26x          73.1%        5.771%
Massachusetts ..................       1           77,000,000          6.9           2.37x          45.7%        5.426%
New York .......................       6           71,827,977          6.4           2.66x          55.4%        4.935%
Maryland .......................       5           67,661,333          6.0           1.24x          76.3%        6.141%
District of Columbia ...........       2           50,500,000          4.5           1.26x          74.5%        5.230%
Ohio ...........................       3           44,474,973          4.0           1.36x          74.0%        5.523%
Missouri .......................       2           39,440,467          3.5           1.26x          77.8%        5.426%
Georgia ........................       5           36,970,731          3.3           1.34x          75.9%        5.410%
Arizona ........................       3           35,892,363          3.2           1.39x          75.9%        5.401%
Texas ..........................       8           33,737,000          3.0           1.46x          71.2%        5.785%
Nevada .........................       8           33,057,587          3.0           1.37x          63.6%        5.782%
Illinois .......................       3           25,358,332          2.3           1.23x          76.9%        5.180%
Virginia .......................       2           24,500,999          2.2           1.46x          70.4%        5.805%
Oregon .........................       2           18,217,757          1.6           1.29x          78.4%        5.735%
Colorado .......................       3           17,238,971          1.5           1.45x          73.5%        5.613%
Oklahoma .......................       2           16,175,179          1.4           1.34x          68.0%        5.609%
Louisiana ......................       2           13,936,745          1.2           1.30x          71.6%        5.800%
Indiana ........................       2           13,573,966          1.2           1.30x          73.5%        5.274%
Alabama ........................       1           10,660,341          1.0           1.51x          79.6%        5.820%
South Carolina .................       1           10,180,000          0.9           1.26x          80.0%        5.500%
Michigan .......................       1            8,049,415          0.7           1.43x          78.9%        4.931%
New Jersey .....................       2            6,150,000          0.5           1.30x          73.2%        5.580%
Washington .....................       1            3,766,031          0.3           1.61x          66.7%        4.955%
Hawaii .........................       1            3,739,810          0.3           1.40x          74.8%        5.920%
North Carolina .................       1            2,900,000          0.3           1.25x          78.8%        5.750%
                                      --       --------------        -----
Total/Wtd Avg ..................      99       $1,120,519,883        100.0%          1.61x          66.7%        5.434%
                                      ==       ==============        =====

----------
  [X]  The Mortgaged Properties are located throughout 26 states and the
       District of Columbia.

                                      A-12

                      LOAN GROUP 2 GEOGRAPHIC DISTRIBUTION

                                                               % OF         WEIGHTED       WEIGHTED      WEIGHTED
                                NUMBER OF     AGGREGATE       INITIAL        AVERAGE        AVERAGE      AVERAGE
                                MORTGAGED   CUT-OFF DATE   LOAN GROUP 2   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
 MORTGAGED PROPERTY LOCATION   PROPERTIES      BALANCE        BALANCE         DSCR         LTV RATIO       RATE
----------------------------- ------------ -------------- -------------- -------------- -------------- -----------

New York ....................       2      $ 95,500,000         39.5%          2.50x          41.2%        4.843%
Illinois ....................       5        40,271,106         16.7           1.22x          75.1%        5.623%
Texas .......................       4        30,385,547         12.6           1.27x          78.2%        5.236%
New Jersey ..................       2        24,813,391         10.3           1.23x          56.5%        4.840%
Nevada ......................       1        12,400,000          5.1           1.20x          72.5%        5.827%
Ohio ........................       1         9,140,000          3.8           1.40x          80.0%        4.800%
South Carolina ..............       1         7,578,419          3.1           1.35x          75.8%        5.730%
Georgia .....................       1         6,386,934          2.6           1.28x          79.8%        5.500%
Arizona .....................       1         6,123,788          2.5           1.28x          78.0%        5.200%
Tennessee ...................       1         5,610,000          2.3           1.31x          71.9%        5.120%
Alabama .....................       1         3,400,000          1.4           1.35x          73.9%        5.510%
                                    -      ------------        -----
Total/Wtd Avg ...............      20      $241,609,185        100.0%          1.75x          60.4%        5.141%
                                   ==      ============        =====

----------
  [X]  The Mortgaged Properties are located throughout 11 states.

             MORTGAGE POOL UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

                                                          % OF      WEIGHTED       WEIGHTED      WEIGHTED
                          NUMBER OF      AGGREGATE      INITIAL      AVERAGE        AVERAGE      AVERAGE
        RANGE OF           MORTGAGE     CUT-OFF DATE      POOL    UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
  UNDERWRITTEN DSCR(S)      LOANS         BALANCE       BALANCE       DSCR         LTV RATIO       RATE
------------------------ ----------- ----------------- --------- -------------- -------------- -----------

1.13x -- 1.19x .........       2      $   23,250,000       1.7%        1.14x          80.3%        6.039%
1.20x -- 1.24x .........      21         305,240,459      22.4         1.22x          74.0%        5.606%
1.25x -- 1.29x .........      19         196,904,371      14.5         1.27x          75.3%        5.513%
1.30x -- 1.34x .........      14          93,828,052       6.9         1.32x          74.5%        5.612%
1.35x -- 1.39x .........      14         124,181,464       9.1         1.37x          70.0%        5.455%
1.40x -- 1.49x .........      13         126,893,874       9.3         1.43x          73.4%        5.339%
1.50x -- 1.59x .........       9          45,128,340       3.3         1.53x          73.3%        5.634%
1.60x -- 1.69x .........       6          46,093,198       3.4         1.65x          61.7%        5.545%
1.70x -- 1.79x .........       1           1,520,000       0.1         1.74x          80.0%        4.931%
1.80x -- 1.89x .........       3          30,954,011       2.3         1.88x          47.0%        5.414%
1.90x -- 1.99x .........       2           6,635,298       0.5         1.96x          63.8%        5.631%
2.00x -- 2.99x .........       3         304,000,000      22.3         2.25x          46.5%        4.988%
3.00x -- 7.11x .........       2          57,500,000       4.2         3.49x          48.9%        4.757%
                              --      --------------     -----
Total/Wtd Avg ..........     109      $1,362,129,068     100.0%        1.64x          65.6%        5.382%
                             ===      ==============     =====

                                      A-13

             LOAN GROUP 1 UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

                                                            % OF         WEIGHTED       WEIGHTED      WEIGHTED
                          NUMBER OF      AGGREGATE         INITIAL        AVERAGE        AVERAGE      AVERAGE
        RANGE OF           MORTGAGE     CUT-OFF DATE    LOAN GROUP 1   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
  UNDERWRITTEN DSCR(S)      LOANS         BALANCE          BALANCE         DSCR         LTV RATIO       RATE
------------------------ ----------- ----------------- -------------- -------------- -------------- -----------

1.13x -- 1.19x .........       2      $   23,250,000          2.1%          1.14x          80.3%        6.039%
1.20x -- 1.24x .........      13         212,405,963         19.0           1.23x          75.8%        5.698%
1.25x -- 1.29x .........      16         177,593,648         15.8           1.27x          74.8%        5.524%
1.30x -- 1.34x .........      11          76,399,633          6.8           1.32x          74.2%        5.685%
1.35x -- 1.39x .........      13         120,781,464         10.8           1.37x          69.9%        5.454%
1.40x -- 1.49x .........      11         113,758,327         10.2           1.43x          72.6%        5.402%
1.50x -- 1.59x .........       9          45,128,340          4.0           1.53x          73.3%        5.634%
1.60x -- 1.69x .........       6          46,093,198          4.1           1.65x          61.7%        5.545%
1.70x -- 1.79x .........       1           1,520,000          0.1           1.74x          80.0%        4.931%
1.80x -- 1.89x .........       3          30,954,011          2.8           1.88x          47.0%        5.414%
1.90x -- 1.99x .........       2           6,635,298          0.6           1.96x          63.8%        5.631%
2.00x -- 2.99x .........       2         214,000,000         19.1           2.27x          48.0%        5.068%
3.00x -- 3.10x .........       1          52,000,000          4.6           3.10x          52.5%        4.669%
                              --      --------------        -----
Total/Wtd Avg ..........      90      $1,120,519,883        100.0%          1.61x          66.7%        5.434%
                              ==      ==============        =====

             LOAN GROUP 2 UNDERWRITTEN DEBT SERVICE COVERAGE RATIO

                                                         % OF         WEIGHTED       WEIGHTED      WEIGHTED
                          NUMBER OF     AGGREGATE       INITIAL        AVERAGE        AVERAGE      AVERAGE
        RANGE OF           MORTGAGE   CUT-OFF DATE   LOAN GROUP 2   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
  UNDERWRITTEN DSCR(S)      LOANS        BALANCE        BALANCE         DSCR         LTV RATIO       RATE
------------------------ ----------- -------------- -------------- -------------- -------------- -----------

1.20x -- 1.24x .........       8     $ 92,834,497         38.4%          1.22x          70.0%        5.398%
1.25x -- 1.29x .........       3       19,310,723          8.0           1.28x          79.3%        5.412%
1.30x -- 1.34x .........       3       17,428,419          7.2           1.33x          75.6%        5.293%
1.35x -- 1.39x .........       1        3,400,000          1.4           1.35x          73.9%        5.510%
1.40x -- 1.99x .........       2       13,135,547          5.4           1.40x          80.0%        4.800%
2.00x -- 2.99x .........       1       90,000,000         37.3           2.22x          42.9%        4.797%
3.00x -- 7.11x .........       1        5,500,000          2.3           7.11x          14.2%        5.590%
                               -     ------------        -----
Total/Wtd Avg ..........      19     $241,609,185        100.0%          1.75x          60.4%        5.141%
                              ==     ============        =====

                 MORTGAGE POOL CUT-OFF DATE LOAN-TO-VALUE RATIO

                                                          % OF      WEIGHTED       WEIGHTED      WEIGHTED
        RANGE OF          NUMBER OF      AGGREGATE      INITIAL      AVERAGE        AVERAGE      AVERAGE
      CUT-OFF DATE         MORTGAGE     CUT-OFF DATE      POOL    UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
      LTV RATIO(S)          LOANS         BALANCE       BALANCE       DSCR         LTV RATIO       RATE
------------------------ ----------- ----------------- --------- -------------- -------------- -----------

14.2% -- 29.9% .........       2      $    6,650,630       0.5%        6.09x          15.0%        5.617%
30.0% -- 49.9% .........       5         330,662,779      24.3         2.22x          46.4%        5.021%
50.0% -- 59.9% .........       8         112,566,270       8.3         2.18x          54.7%        5.081%
60.0% -- 64.9% .........       8          67,622,669       5.0         1.47x          63.2%        5.577%
65.0% -- 69.9% .........      16         120,013,830       8.8         1.44x          67.9%        5.419%
70.0% -- 74.9% .........      26         254,040,718      18.7         1.30x          73.0%        5.690%
75.0% -- 79.9% .........      35         378,432,174      27.8         1.29x          77.6%        5.512%
80.0% -- 81.5% .........       9          92,140,000       6.8         1.29x          80.3%        5.449%
                              --      --------------     -----
Total/Wtd Avg ..........     109      $1,362,129,068     100.0%        1.64x          65.6%        5.382%
                             ===      ==============     =====

                                      A-14

                 LOAN GROUP 1 CUT-OFF DATE LOAN-TO-VALUE RATIO

                                                            % OF         WEIGHTED       WEIGHTED      WEIGHTED
        RANGE OF          NUMBER OF      AGGREGATE         INITIAL        AVERAGE        AVERAGE      AVERAGE
      CUT-OFF DATE         MORTGAGE     CUT-OFF DATE    LOAN GROUP 1   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
      LTV RATIO(S)          LOANS         BALANCE          BALANCE         DSCR         LTV RATIO       RATE
------------------------ ----------- ----------------- -------------- -------------- -------------- -----------

18.9% -- 29.9% .........       1      $    1,150,630          0.1%          1.24x          18.9%        5.743%
30.0% -- 49.9% .........       4         240,662,779         21.5%          2.22x          47.8%        5.105%
50.0% -- 59.9% .........       7          87,752,880          7.8           2.45x          54.2%        5.149%
60.0% -- 64.9% .........       8          67,622,669          6.0           1.47x          63.2%        5.577%
65.0% -- 69.9% .........      16         120,013,830         10.7           1.44x          67.9%        5.419%
70.0% -- 74.9% .........      21         208,711,946         18.6           1.32x          73.0%        5.700%
75.0% -- 79.9% .........      27         322,645,151         28.8           1.29x          77.6%        5.529%
80.0% -- 81.5% .........       6          71,960,000          6.4           1.28x          80.4%        5.567%
                              --      --------------        -----
Total/Wtd Avg ..........      90      $1,120,519,883        100.0%          1.61x          66.7%        5.434%
                              ==      ==============        =====

                 LOAN GROUP 2 CUT-OFF DATE LOAN-TO-VALUE RATIO

                                                         % OF         WEIGHTED       WEIGHTED      WEIGHTED
        RANGE OF          NUMBER OF     AGGREGATE       INITIAL        AVERAGE        AVERAGE      AVERAGE
      CUT-OFF DATE         MORTGAGE   CUT-OFF DATE   LOAN GROUP 2   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
      LTV RATIO(S)          LOANS        BALANCE        BALANCE         DSCR         LTV RATIO       RATE
------------------------ ----------- -------------- -------------- -------------- -------------- -----------

14.2% -- 29.9% .........       1     $  5,500,000          2.3%          7.11x          14.2%        5.590%
30.0% -- 49.9% .........       1       90,000,000         37.3           2.22x          42.9%        4.797%
50.0% -- 59.9% .........       1       24,813,391         10.3           1.23x          56.5%        4.840%
70.0% -- 74.9% .........       5       45,328,772         18.8           1.23x          72.8%        5.645%
75.0% -- 79.9% .........       8       55,787,022         23.1           1.27x          77.6%        5.416%
80.0% -- 80.0% .........       3       20,180,000          8.4           1.34x          80.0%        5.030%
                               -     ------------        -----
Total/Wtd Avg ..........      19     $241,609,185        100.0%          1.75x          60.4%        5.141%
                              ==     ============        =====

                MORTGAGE POOL MATURITY DATE LOAN-TO-VALUE RATIO

                                                          % OF      WEIGHTED        WEIGHTED      WEIGHTED
        RANGE OF          NUMBER OF      AGGREGATE      INITIAL      AVERAGE        AVERAGE       AVERAGE
      MATURITY DATE        MORTGAGE     CUT-OFF DATE      POOL    UNDERWRITTEN   MATURITY DATE    MORTGAGE
      LTV RATIO(S)          LOANS         BALANCE       BALANCE       DSCR         LTV RATIO        RATE
------------------------ ----------- ----------------- --------- -------------- --------------- -----------

12.0% -- 24.9% .........       3      $   31,464,020       2.3%         2.26x         21.9%         5.004%
25.0% -- 49.9% .........      11         380,666,567      27.9          2.12x         45.1%         5.103%
50.0% -- 59.9% .........      24         213,572,082      15.7          1.84x         54.2%         5.423%
60.0% -- 64.9% .........      27         212,637,234      15.6          1.30x         63.6%         5.808%
65.0% -- 69.9% .........      21         184,688,706      13.6          1.34x         67.1%         5.448%
70.0% -- 74.9% .........      19         308,520,458      22.6          1.28x         71.9%         5.439%
75.0% -- 80.0% .........       4          30,580,000       2.2          1.30x         77.4%         5.013%
                              --      --------------     -----
Total/Wtd Avg ..........     109      $1,362,129,068     100.0%         1.64x         58.6%         5.382%
                             ===      ==============     =====

                                      A-15

                 LOAN GROUP 1 MATURITY DATE LOAN-TO-VALUE RATIO

                                                          % OF
                                                        INITIAL     WEIGHTED        WEIGHTED      WEIGHTED
        RANGE OF          NUMBER OF      AGGREGATE        LOAN       AVERAGE        AVERAGE        AVERAGE
      MATURITY DATE        MORTGAGE     CUT-OFF DATE    GROUP 1   UNDERWRITTEN   MATURITY DATE    MORTGAGE
      LTV RATIO(S)          LOANS         BALANCE       BALANCE       DSCR         LTV RATIO        RATE
------------------------ ----------- ----------------- --------- -------------- --------------- ------------

16.0% -- 24.9% .........       1      $    1,150,630       0.1%        1.24x          16.0%          5.743%
25.0% -- 49.9% .........      10         290,666,567      25.9         2.10x          45.7%          5.198%
50.0% -- 59.9% .........      24         213,572,082      19.1         1.84x          54.2%          5.423%
60.0% -- 64.9% .........      23         171,816,533      15.3         1.32x          63.6%          5.818%
65.0% -- 69.9% .........      16         148,341,494      13.2         1.36x          66.9%          5.442%
70.0% -- 74.1% .........      16         294,972,577      26.3         1.28x          71.9%          5.445%
                              --      --------------     -----
Total/Wtd Avg ..........      90      $1,120,519,883     100.0%        1.61x          59.7%          5.434%
                              ==      ==============     =====

                 LOAN GROUP 2 MATURITY DATE LOAN-TO-VALUE RATIO

                                                       % OF
                                                     INITIAL     WEIGHTED        WEIGHTED      WEIGHTED
        RANGE OF          NUMBER OF     AGGREGATE      LOAN       AVERAGE        AVERAGE       AVERAGE
      MATURITY DATE        MORTGAGE   CUT-OFF DATE   GROUP 2   UNDERWRITTEN   MATURITY DATE    MORTGAGE
      LTV RATIO(S)          LOANS        BALANCE     BALANCE       DSCR         LTV RATIO        RATE
------------------------ ----------- -------------- --------- -------------- --------------- -----------

12.0% -- 24.9% .........       2      $ 30,313,391     12.5%        2.30x          22.2%         4.976%
25.0% -- 49.9% .........       1        90,000,000     37.3         2.22x          42.9%         4.797%
60.0% -- 64.9% .........       4        40,820,701     16.9         1.24x          63.7%         5.766%
65.0% -- 69.9% .........       5        36,347,213     15.0         1.26x          67.5%         5.473%
70.0% -- 74.9% .........       3        13,547,881      5.6         1.26x          72.8%         5.308%
75.0% -- 80.0% .........       4        30,580,000     12.7         1.30x          77.4%         5.013%
                               -      ------------    -----
Total/Wtd Avg ..........      19      $241,609,185    100.0%        1.75x          53.5%         5.141%
                              ==      ============    =====

                          MORTGAGE POOL MORTGAGE RATES

                                                            % OF      WEIGHTED       WEIGHTED      WEIGHTED
         RANGE OF           NUMBER OF      AGGREGATE      INITIAL      AVERAGE        AVERAGE      AVERAGE
         MORTGAGE            MORTGAGE     CUT-OFF DATE      POOL    UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
           RATES              LOANS         BALANCE       BALANCE       DSCR         LTV RATIO       RATE
-------------------------- ----------- ----------------- --------- -------------- -------------- -----------

4.669% -- 4.749% .........       2      $   56,240,000       4.1%        2.97x          54.6%        4.674%
4.750% -- 4.999% .........      13         385,655,426      28.3         1.84x          58.6%        4.869%
5.000% -- 5.249% .........       9         111,373,229       8.2         1.34x          71.7%        5.153%
5.250% -- 5.499% .........       8         182,226,586      13.4         1.86x          57.7%        5.400%
5.500% -- 5.749% .........      40         287,112,112      21.1         1.48x          69.7%        5.609%
5.750% -- 5.999% .........      26         237,493,901      17.4         1.31x          74.1%        5.862%
6.000% -- 6.249% .........       9          51,027,815       3.7         1.30x          72.0%        6.063%
6.250% -- 6.280% .........       2          51,000,000       3.7         1.20x          76.6%        6.280%
                                --      --------------     -----
Total/Wtd Avg ............     109      $1,362,129,068     100.0%        1.64x          65.6%        5.382%
                               ===      ==============     =====

                                      A-16

                          LOAN GROUP 1 MORTGAGE RATES

                                                              % OF         WEIGHTED       WEIGHTED      WEIGHTED
         RANGE OF           NUMBER OF      AGGREGATE         INITIAL        AVERAGE        AVERAGE      AVERAGE
         MORTGAGE            MORTGAGE     CUT-OFF DATE    LOAN GROUP 1   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
           RATES              LOANS         BALANCE          BALANCE         DSCR         LTV RATIO       RATE
-------------------------- ----------- ----------------- -------------- -------------- -------------- -----------

4.669% -- 4.749% .........       1      $   52,000,000          4.6%          3.10x          52.5%        4.669%
4.750% -- 4.999% .........       8         247,306,488         22.1           1.82x          62.5%        4.897%
5.000% -- 5.249% .........       7          99,639,441          8.9           1.34x          71.2%        5.152%
5.250% -- 5.499% .........       7         175,750,096         15.7           1.88x          57.2%        5.399%
5.500% -- 5.749% .........      33         247,894,424         22.1           1.39x          69.9%        5.616%
5.750% -- 5.999% .........      23         195,901,619         17.5           1.33x          74.2%        5.875%
6.000% -- 6.249% .........       9          51,027,815          4.6           1.30x          72.0%        6.063%
6.250% -- 6.280% .........       2          51,000,000          4.6           1.20x          76.6%        6.280%
                                --      --------------        -----
Total/Wtd Avg ............      90      $1,120,519,883        100.0%          1.61x          66.7%        5.434%
                                ==      ==============        =====

                          LOAN GROUP 2 MORTGAGE RATES

                                                           % OF         WEIGHTED       WEIGHTED      WEIGHTED
         RANGE OF           NUMBER OF     AGGREGATE       INITIAL        AVERAGE        AVERAGE      AVERAGE
         MORTGAGE            MORTGAGE   CUT-OFF DATE   LOAN GROUP 2   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
           RATES              LOANS        BALANCE        BALANCE         DSCR         LTV RATIO       RATE
-------------------------- ----------- -------------- -------------- -------------- -------------- -----------

4.740% -- 4.749% .........       1     $  4,240,000          1.8%          1.32x          80.0%        4.740%
4.750% -- 4.999% .........       5      138,348,937         57.3           1.89x          51.6%        4.819%
5.000% -- 5.249% .........       2       11,733,788          4.9           1.29x          75.1%        5.162%
5.250% -- 5.499% .........       1        6,476,490          2.7           1.22x          72.0%        5.436%
5.500% -- 5.749% .........       7       39,217,687         16.2           2.10x          68.6%        5.566%
5.750% -- 5.827% .........       3       41,592,282         17.2           1.21x          73.8%        5.801%
                                 -     ------------        -----
Total/Wtd Avg ............      19     $241,609,185        100.0%          1.75x          60.4%        5.141%
                                ==     ============        =====

                    MORTGAGE POOL ORIGINAL TERM TO MATURITY

                                                         % OF      WEIGHTED       WEIGHTED      WEIGHTED
     ORIGINAL TERM       NUMBER OF      AGGREGATE      INITIAL      AVERAGE        AVERAGE      AVERAGE
      TO MATURITY         MORTGAGE     CUT-OFF DATE      POOL    UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
        (MONTHS)           LOANS         BALANCE       BALANCE       DSCR         LTV RATIO       RATE
----------------------- ----------- ----------------- --------- -------------- -------------- -----------

60 -- 83 ..............      25      $  407,349,125      29.9%        1.96x          58.5%        5.107%
84 -- 99 ..............      17         329,137,725      24.2         1.70x          64.8%        5.085%
100 -- 120 ............      63         583,442,218      42.8         1.34x          71.0%        5.752%
121 -- 179 ............       2          16,500,000       1.2         1.34x          79.8%        5.066%
180 ...................       2          25,700,000       1.9         2.67x          58.0%        5.350%
                             --      --------------     -----
Total/Wtd Avg .........     109      $1,362,129,068     100.0%        1.64x          65.6%        5.382%
                            ===      ==============     =====

                                      A-17

                     LOAN GROUP 1 ORIGINAL TERM TO MATURITY

                                                           % OF         WEIGHTED       WEIGHTED      WEIGHTED
     ORIGINAL TERM       NUMBER OF      AGGREGATE         INITIAL        AVERAGE        AVERAGE      AVERAGE
      TO MATURITY         MORTGAGE     CUT-OFF DATE    LOAN GROUP 1   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
        (MONTHS)           LOANS         BALANCE          BALANCE         DSCR         LTV RATIO       RATE
----------------------- ----------- ----------------- -------------- -------------- -------------- -----------

60 -- 83 ..............      16      $  266,744,755         23.8%          2.01x          60.0%        5.204%
84 -- 99 ..............      15         317,403,936         28.3           1.72x          64.4%        5.082%
100 -- 120 ............      56         499,671,192         44.6           1.35x          71.2%        5.798%
121 -- 179 ............       2          16,500,000          1.5           1.34x          79.8%        5.066%
180 ...................       1          20,200,000          1.8           1.47x          69.9%        5.285%
                             --      --------------        -----
Total/Wtd Avg .........      90      $1,120,519,883        100.0%          1.61x          66.7%        5.434%
                             ==      ==============        =====

                     LOAN GROUP 2 ORIGINAL TERM TO MATURITY

                                                        % OF         WEIGHTED       WEIGHTED      WEIGHTED
     ORIGINAL TERM       NUMBER OF     AGGREGATE       INITIAL        AVERAGE        AVERAGE      AVERAGE
      TO MATURITY         MORTGAGE   CUT-OFF DATE   LOAN GROUP 2   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
        (MONTHS)           LOANS        BALANCE        BALANCE         DSCR         LTV RATIO       RATE
----------------------- ----------- -------------- -------------- -------------- -------------- -----------

60 -- 83 ..............       9     $140,604,371         58.2%          1.88x          55.6%        4.923%
84 -- 99 ..............       2       11,733,788          4.9           1.29x          75.1%        5.162%
100 -- 120 ............       7       83,771,026         34.7           1.24x          69.3%        5.475%
180 ...................       1        5,500,000          2.3           7.11x          14.2%        5.590%
                              -     ------------        -----
Total/Wtd Avg .........      19     $241,609,185        100.0%          1.75x          60.4%        5.141%
                             ==     ============        =====

                  MORTGAGE POOL ORIGINAL AMORTIZATION TERM(1)

        ORIGINAL                                         % OF      WEIGHTED       WEIGHTED      WEIGHTED
      AMORTIZATION       NUMBER OF      AGGREGATE      INITIAL      AVERAGE        AVERAGE      AVERAGE
          TERM            MORTGAGE     CUT-OFF DATE      POOL    UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
        (MONTHS)           LOANS         BALANCE       BALANCE       DSCR         LTV RATIO       RATE
----------------------- ----------- ----------------- --------- -------------- -------------- -----------

Interest Only .........       6      $  320,300,000      23.5%        2.24x          50.9%        4.830%
180 -- 239 ............       1          24,813,391       1.8         1.23x          56.5%        4.840%
240 -- 299 ............       4          64,917,212       4.8         1.29x          71.0%        5.641%
300 -- 359 ............      16         151,692,805      11.1         1.93x          56.4%        5.587%
360 ...................      82         800,405,661      58.8         1.38x          73.1%        5.560%
                             --      --------------     -----
Total/Wtd Avg .........     109      $1,362,129,068     100.0%        1.64x          65.6%        5.382%
                            ===      ==============     =====

----------
(1)   For Mortgage Loans that accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the loan would amortize if interest is paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

                                      A-18

                   LOAN GROUP 1 ORIGINAL AMORTIZATION TERM(1)

        ORIGINAL                                           % OF         WEIGHTED       WEIGHTED      WEIGHTED
      AMORTIZATION       NUMBER OF      AGGREGATE         INITIAL        AVERAGE        AVERAGE      AVERAGE
          TERM            MORTGAGE     CUT-OFF DATE    LOAN GROUP 1   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
        (MONTHS)           LOANS         BALANCE          BALANCE         DSCR         LTV RATIO       RATE
----------------------- ----------- ----------------- -------------- -------------- -------------- -----------

Interest Only .........       3      $  215,660,000         19.2%          2.32x          52.2%        4.838%
240 -- 299 ............       4          64,917,212          5.8           1.29x          71.0%        5.641%
300 -- 359 ............      16         151,692,805         13.5           1.93x          56.4%        5.587%
360 ...................      67         688,249,867         61.4           1.35x          73.2%        5.567%
                             --      --------------        -----
Total/Wtd Avg .........      90      $1,120,519,883        100.0%          1.61x          66.7%        5.434%
                             ==      ==============        =====

----------
(1)   For Mortgage Loans that accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the loan would amortize if interest is paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

                   LOAN GROUP 2 ORIGINAL AMORTIZATION TERM(1)

        ORIGINAL                                        % OF         WEIGHTED       WEIGHTED      WEIGHTED
      AMORTIZATION       NUMBER OF     AGGREGATE       INITIAL        AVERAGE        AVERAGE      AVERAGE
          TERM            MORTGAGE   CUT-OFF DATE   LOAN GROUP 2   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
        (MONTHS)           LOANS        BALANCE        BALANCE         DSCR         LTV RATIO       RATE
----------------------- ----------- -------------- -------------- -------------- -------------- -----------

Interest Only .........       3     $104,640,000         43.3%          2.08x          48.0%        4.813%
180 -- 359 ............       1       24,813,391         10.3           1.23x          56.5%        4.840%
360 ...................      15      112,155,794         46.4           1.55x          72.7%        5.514%
                             --     ------------        -----
Total/Wtd Avg .........      19     $241,609,185        100.0%          1.75x          60.4%        5.141%
                             ==     ============        =====

----------
(1)   For Mortgage Loans that accrue interest on the basis of actual days elapsed during each calendar month and a 360-day year, the amortization term is the term in which the loan would amortize if interest is paid on the basis of a 30-day month and a 360-day year. The actual amortization term would be longer.

                    MORTGAGE POOL REMAINING TERM TO MATURITY

        RANGE OF
       REMAINING                                         % OF      WEIGHTED       WEIGHTED      WEIGHTED
        TERMS TO         NUMBER OF      AGGREGATE      INITIAL      AVERAGE        AVERAGE      AVERAGE
        MATURITY          MORTGAGE     CUT-OFF DATE      POOL    UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
        (MONTHS)           LOANS         BALANCE       BALANCE       DSCR         LTV RATIO       RATE
----------------------- ----------- ----------------- --------- -------------- -------------- -----------

51 -- 59 ..............      20      $  291,609,125      21.4%        1.93x          62.3%        5.183%
60 -- 79 ..............       5         115,740,000       8.5         2.05x          48.9%        4.916%
80 -- 99 ..............      17         329,137,725      24.2         1.70x          64.8%        5.085%
110 -- 119 ............      58         501,342,218      36.8         1.35x          70.8%        5.692%
120 -- 139 ............       7          98,600,000       7.2         1.28x          73.3%        5.942%
160 -- 180 ............       2          25,700,000       1.9         2.67x          58.0%        5.350%
                             --      --------------     -----
Total/Wtd Avg .........     109      $1,362,129,068     100.0%        1.64x          65.6%        5.382%
                            ===      ==============     =====

                                      A-19

                    LOAN GROUP 1 REMAINING TERM TO MATURITY

        RANGE OF
       REMAINING                                          % OF         WEIGHTED       WEIGHTED      WEIGHTED
        TERMS TO         NUMBER OF      AGGREGATE        INITIAL        AVERAGE        AVERAGE      AVERAGE
        MATURITY          MORTGAGE    CUT-OFF DATE    LOAN GROUP 1   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
        (MONTHS)           LOANS         BALANCE         BALANCE         DSCR         LTV RATIO       RATE
----------------------- ----------- ---------------- -------------- -------------- -------------- -----------

51 -- 59 ..............      13     $ 245,244,755          21.9%          2.05x          59.3%        5.182%
60 -- 79 ..............       3        21,500,000           1.9           1.48x          68.1%        5.449%
80 -- 99 ..............      15       317,403,936          28.3           1.72x          64.4%        5.082%
110 -- 119 ............      52       420,971,192          37.6           1.37x          71.1%        5.733%
120 -- 139 ............       6        95,200,000           8.5           1.28x          73.2%        5.957%
160 -- 178 ............       1        20,200,000           1.8           1.47x          69.9%        5.285%
                             --     -------------         -----
Total/Wtd Avg .........      90     1,120,519,883         100.0%          1.61x          66.7%        5.434%
                             ==     =============         =====

                    LOAN GROUP 2 REMAINING TERM TO MATURITY

        RANGE OF
       REMAINING                                        % OF         WEIGHTED       WEIGHTED      WEIGHTED
        TERMS TO         NUMBER OF     AGGREGATE       INITIAL        AVERAGE        AVERAGE      AVERAGE
        MATURITY          MORTGAGE   CUT-OFF DATE   LOAN GROUP 2   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
        (MONTHS)           LOANS        BALANCE        BALANCE         DSCR         LTV RATIO       RATE
----------------------- ----------- -------------- -------------- -------------- -------------- -----------

56  --  59 ............       7     $ 46,364,371         19.2%          1.28x          78.0%        5.183%
60  --  79 ............       2       94,240,000         39.0           2.18x          44.5%        4.795%
80  --  99 ............       2       11,733,788          4.9           1.29x          75.1%        5.162%
110 -- 119 ............       6       80,371,026         33.3           1.24x          69.1%        5.473%
120 -- 139 ............       1        3,400,000          1.4           1.35x          73.9%        5.510%
140 -- 180 ............       1        5,500,000          2.3           7.11x          14.2%        5.590%
                              -     ------------        -----
Total/Wtd Avg .........      19     $241,609,185        100.0%          1.75x          60.4%        5.141%
                             ==     ============        =====

               MORTGAGE POOL REMAINING STATED AMORTIZATION TERMS

       REMAINING                                        % OF      WEIGHTED       WEIGHTED      WEIGHTED
         STATED          NUMBER OF      AGGREGATE     INITIAL      AVERAGE        AVERAGE      AVERAGE
      AMORTIZATION        MORTGAGE    CUT-OFF DATE      POOL    UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
     TERMS (MONTHS)        LOANS         BALANCE      BALANCE       DSCR         LTV RATIO       RATE
----------------------- ----------- ---------------- --------- -------------- -------------- -----------

Interest Only .........       6     $  320,300,000      23.5%        2.24x          50.9%        4.830%
175 -- 224 ............       1         24,813,391       1.8         1.23x          56.5%        4.840%
225 -- 249 ............       2         50,980,467       3.7         1.29x          70.9%        5.597%
275 -- 299 ............      13         58,204,549       4.3         1.44x          68.4%        5.732%
300 -- 324 ............       3         94,750,000       7.0         2.23x          49.3%        5.489%
325 -- 349 ............       2         12,675,000       0.9         1.31x          71.5%        5.882%
350 -- 360 ............      82        800,405,661      58.8         1.38x          73.1%        5.560%
                             --     --------------     -----
Total/Wtd Avg .........     109     $1,362,129,068     100.0%        1.64x          65.6%        5.382%
                            ===     ==============     =====

                LOAN GROUP 1 REMAINING STATED AMORTIZATION TERMS

       REMAINING                                           % OF         WEIGHTED       WEIGHTED      WEIGHTED
         STATED          NUMBER OF      AGGREGATE         INITIAL        AVERAGE        AVERAGE      AVERAGE
      AMORTIZATION        MORTGAGE     CUT-OFF DATE    LOAN GROUP 1   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
     TERMS (MONTHS)        LOANS         BALANCE          BALANCE         DSCR         LTV RATIO       RATE
----------------------- ----------- ----------------- -------------- -------------- -------------- -----------

Interest Only .........       3      $  215,660,000         19.2%          2.32x          52.2%        4.838%
225 -- 249 ............       2          50,980,467          4.5           1.29x          70.9%        5.597%
275 -- 299 ............      13          58,204,549          5.2           1.44x          68.4%        5.732%
300 -- 324 ............       3          94,750,000          8.5           2.23x          49.3%        5.489%
325 -- 349 ............       2          12,675,000          1.1           1.31x          71.5%        5.882%
350 -- 360 ............      67         688,249,867         61.4           1.35x          73.2%        5.567%
                             --      --------------        -----
Total/Wtd Avg .........      90      $1,120,519,883        100.0%          1.61x          66.7%        5.434%
                             ==      ==============        =====

                                      A-20

                LOAN GROUP 2 REMAINING STATED AMORTIZATION TERMS

       REMAINING                                        % OF         WEIGHTED       WEIGHTED      WEIGHTED
         STATED          NUMBER OF     AGGREGATE       INITIAL        AVERAGE        AVERAGE      AVERAGE
      AMORTIZATION        MORTGAGE   CUT-OFF DATE   LOAN GROUP 2   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
     TERMS (MONTHS)        LOANS        BALANCE        BALANCE         DSCR         LTV RATIO       RATE
----------------------- ----------- -------------- -------------- -------------- -------------- -----------

Interest Only .........       3     $104,640,000         43.3%          2.08x    48.0%              4.813%
175 -- 349 ............       1       24,813,391         10.3           1.23x    56.5%              4.840%
350 -- 360 ............      15      112,155,794         46.4           1.55x    72.7%              5.514%
                             --     ------------        -----
Total/Wtd Avg .........      19     $241,609,185        100.0%          1.75x    60.4%              5.141%
                             ==     ============        =====

                            MORTGAGE POOL SEASONING

                                                         % OF      WEIGHTED       WEIGHTED      WEIGHTED
                         NUMBER OF      AGGREGATE      INITIAL      AVERAGE        AVERAGE      AVERAGE
       SEASONING          MORTGAGE     CUT-OFF DATE      POOL    UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
        (MONTHS)           LOANS         BALANCE       BALANCE       DSCR         LTV RATIO       RATE
----------------------- ----------- ----------------- --------- -------------- -------------- -----------

0 -- 4 ................     102      $1,320,223,859      96.9%        1.64x          65.6%        5.384%
5 -- 12 ...............       6          28,305,210       2.1         1.47x          61.1%        5.529%
13 -- 15 ..............       1          13,600,000       1.0         1.35x          80.0%        4.920%
                            ---      --------------     -----
Total/Wtd Avg .........     109      $1,362,129,068     100.0%        1.64x          65.6%        5.382%
                            ===      ==============     =====

                             LOAN GROUP 1 SEASONING

                                                           % OF         WEIGHTED       WEIGHTED      WEIGHTED
                         NUMBER OF      AGGREGATE         INITIAL        AVERAGE        AVERAGE      AVERAGE
       SEASONING          MORTGAGE     CUT-OFF DATE    LOAN GROUP 1   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
        (MONTHS)           LOANS         BALANCE          BALANCE         DSCR         LTV RATIO       RATE
----------------------- ----------- ----------------- -------------- -------------- -------------- -----------

0 -- 4 ................      83      $1,078,614,674         96.3%          1.62x          66.7%        5.438%
5 -- 12 ...............       6          28,305,210          2.5           1.47x          61.1%        5.529%
13 -- 15 ..............       1          13,600,000          1.2           1.35x          80.0%        4.920%
                             --      --------------        -----
Total/Wtd Avg .........      90      $1,120,519,883        100.0%          1.61x          66.7%        5.434%
                             ==      ==============        =====

                             LOAN GROUP 2 SEASONING

                                                        % OF         WEIGHTED       WEIGHTED      WEIGHTED
                         NUMBER OF     AGGREGATE       INITIAL        AVERAGE        AVERAGE      AVERAGE
       SEASONING          MORTGAGE   CUT-OFF DATE   LOAN GROUP 2   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
        (MONTHS)           LOANS        BALANCE        BALANCE         DSCR         LTV RATIO       RATE
----------------------- ----------- -------------- -------------- -------------- -------------- -----------

0 -- 4 ................ 19          $241,609,185        100.0%          1.75x          60.4%        5.141%
                        --          ------------        -----
Total/Wtd Avg ......... 19          $241,609,185        100.0%          1.75x          60.4%        5.141%
                        ==          ============        =====

                   MORTGAGE POOL YEAR OF MORTGAGE ORIGINATION

                                                        % OF      WEIGHTED       WEIGHTED      WEIGHTED
                         NUMBER OF      AGGREGATE     INITIAL      AVERAGE        AVERAGE      AVERAGE
        YEAR OF           MORTGAGE    CUT-OFF-DATE      POOL    UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
      ORIGINATION          LOANS         BALANCE      BALANCE       DSCR         LTV RATIO       RATE
----------------------- ----------- ---------------- --------- -------------- -------------- -----------

2003 ..................       1     $   13,600,000       1.0%        1.35x          80.0%        4.920%
2004 ..................     108      1,348,529,068      99.0         1.64x          65.5%        5.387%
                            ---     --------------     -----
Total/Wtd Avg .........     109     $1,362,129,068     100.0%        1.64x          65.6%        5.382%
                            ===     ==============     =====

                                      A-21

                   LOAN GROUP 1 YEAR OF MORTGAGE ORIGINATION

                                                          % OF         WEIGHTED       WEIGHTED      WEIGHTED
                         NUMBER OF      AGGREGATE        INITIAL        AVERAGE        AVERAGE      AVERAGE
        YEAR OF           MORTGAGE    CUT-OFF-DATE    LOAN GROUP 1   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
      ORIGINATION          LOANS         BALANCE         BALANCE         DSCR         LTV RATIO       RATE
----------------------- ----------- ---------------- -------------- -------------- -------------- -----------

2003 ..................       1     $   13,600,000          1.2%          1.35x          80.0%        4.920%
2004 ..................      89      1,106,919,883         98.8           1.62x          66.6%        5.440%
                             --     --------------        -----
Total/Wtd Avg .........      90     $1,120,519,883        100.0%          1.61x          66.7%        5.434%
                             ==     ==============        =====

                   LOAN GROUP 2 YEAR OF MORTGAGE ORIGINATION

                                                        % OF         WEIGHTED       WEIGHTED      WEIGHTED
                         NUMBER OF     AGGREGATE       INITIAL        AVERAGE        AVERAGE      AVERAGE
        YEAR OF           MORTGAGE   CUT-OFF-DATE   LOAN GROUP 2   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
      ORIGINATION          LOANS        BALANCE        BALANCE         DSCR         LTV RATIO       RATE
----------------------- ----------- -------------- -------------- -------------- -------------- -----------

2004 .................. 19          $241,609,185        100.0%          1.75x          60.4%        5.141%
                        --          ------------        -----
Total/Wtd Avg ......... 19          $241,609,185        100.0%          1.75x          60.4%        5.141%
                        ==          ============        =====

                    MORTGAGE POOL YEAR OF MORTGAGE MATURITY

                                                         % OF      WEIGHTED       WEIGHTED      WEIGHTED
                         NUMBER OF      AGGREGATE      INITIAL      AVERAGE        AVERAGE      AVERAGE
        YEAR OF           MORTGAGE     CUT-OFF DATE      POOL    UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
        MATURITY           LOANS         BALANCE       BALANCE       DSCR         LTV RATIO       RATE
----------------------- ----------- ----------------- --------- -------------- -------------- -----------

2009 ..................      25      $  407,349,125      29.9%        1.96x          58.5%        5.107%
2011 ..................      17         329,137,725      24.2         1.70x          64.8%        5.085%
2014 ..................      65         599,942,218      44.0         1.34x          71.2%        5.733%
2019 ..................       2          25,700,000       1.9         2.67x          58.0%        5.350%
                             --      --------------     -----
Total/Wtd Avg .........     109      $1,362,129,068     100.0%        1.64x          65.6%        5.382%
                            ===      ==============     =====

                     LOAN GROUP 1 YEAR OF MORTGAGE MATURITY

                                                           % OF         WEIGHTED       WEIGHTED      WEIGHTED
                         NUMBER OF      AGGREGATE         INITIAL        AVERAGE        AVERAGE      AVERAGE
        YEAR OF           MORTGAGE     CUT-OFF DATE    LOAN GROUP 1   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
        MATURITY           LOANS         BALANCE          BALANCE         DSCR         LTV RATIO       RATE
----------------------- ----------- ----------------- -------------- -------------- -------------- -----------

2009 ..................      16      $  266,744,755         23.8%          2.01x          60.0%        5.204%
2011 ..................      15         317,403,936         28.3           1.72x          64.4%        5.082%
2014 ..................      58         516,171,192         46.1           1.35x          71.5%        5.775%
2019 ..................       1          20,200,000          1.8           1.47x          69.9%        5.285%
                             --      --------------        -----
Total/Wtd Avg .........      90      $1,120,519,883        100.0%          1.61x          66.7%        5.434%
                             ==      ==============        =====

                                      A-22

                     LOAN GROUP 2 YEAR OF MORTGAGE MATURITY

                                                        % OF         WEIGHTED       WEIGHTED      WEIGHTED
                         NUMBER OF     AGGREGATE       INITIAL        AVERAGE        AVERAGE      AVERAGE
        YEAR OF           MORTGAGE   CUT-OFF DATE   LOAN GROUP 2   UNDERWRITTEN   CUT-OFF DATE    MORTGAGE
        MATURITY           LOANS        BALANCE        BALANCE         DSCR         LTV RATIO       RATE
----------------------- ----------- -------------- -------------- -------------- -------------- -----------

2009 ..................       9     $140,604,371         58.2%          1.88x          55.6%        4.923%
2011 ..................       2       11,733,788          4.9           1.29x          75.1%        5.162%
2014 ..................       7       83,771,026         34.7           1.24x          69.3%        5.475%
2019 ..................       1        5,500,000          2.3           7.11x          14.2%        5.590%
                              -     ------------        -----
Total/Wtd Avg .........      19     $241,609,185        100.0%          1.75x          60.4%        5.141%
                             ==     ============        =====

                                      A-23

                (This Page Intentionally Left Blank)

                                     ANNEX B

         CAPITAL IMPROVEMENT, REPLACEMENT RESERVE AND ESCROW ACCOUNTS*

                                LOAN
SEQUENCE     LOAN NUMBER        GROUP     PROPERTY NAME                                                      PROPERTY TYPE
------------------------------------------------------------------------------------------------------------------------------------

    1          GA20599            2       Ocean Residences                                                    Multifamily
    2         760032557           2       Princeton Arms & Court (Roll Up)                                    Multifamily
    3           58206             1       Abbey West Apartments                                               Multifamily
    4           57487             1       Sterling University Villa                                           Multifamily
    5           58340             2       Acerno Villas Apartments                                            Multifamily
    6         760032873           2       Saddlebrook Apartments                                              Multifamily
    7           58396             2       AMLI Timberglen                                                     Multifamily
    8         760033071           2       Huntington Apartments                                               Multifamily
    9          DBM20554           1       Annunziata Multifamily Portfolio I (Roll Up)                        Multifamily
   10          DBM20555           1       Annunziata Multifamily Portfolio II (Roll Up)                       Multifamily
   11         760032702           2       Quail Run / Southpointe                                             Multifamily
   12         760032898           2       Summit Place Apartments                                             Multifamily
   13         760032111           2       Cascades Apts - Phoenix, AZ                                         Multifamily
   14           55832             2       CLK - Paddock Place Apartments                                      Multifamily
   15          DBM20218           2       Country Club Ridge                                                  Multifamily
   16         760033784           2       Fairmeadow Apartments                                               Multifamily
   17         760033033           2       North Oak Apartments                                                Multifamily
   18         760032429           2       Brook Lyn Apartments                                                Multifamily
   19           58296             1       Simon - Cheltenham Square Mall                                         Retail
   20          DBM20193           1       Congressional Village                                                  Retail
   21          DBM20192           1       Jefferson at Congressional (Land)                                       Land
   22           58118             1       James River Towne Center                                               Retail
   23           58421             1       Koreatown Galleria                                                     Retail
   24         760033366           1       Plaza 205                                                              Retail
   25           58312             1       The Falls at Ocotillo                                                  Retail
   26         760033841           1       Roswell Village                                                        Retail
   27           58317             1       Richmond Hill Road Plaza                                               Retail
   28         760032781           1       Fredericksburg Westwood Center Retail                                  Retail
   29         760033463           1       Bluffton Commons                                                       Retail
   30         760032500           1       Village of Woodland Hills                                              Retail
   31           58384             1       Villa Monaco Shopping Center                                           Retail
   32           58275             1       Beach Western Commons                                                  Retail
   33           58310             1       Home Depot Center                                                      Retail
   34         760032844           1       Prescott Valley Shopping Center                                        Retail
   35           58383             1       Shoppes at Victoria Square                                             Retail
   36           58137             1       The Marketplace at Hollywood Park                                      Retail
   37           58129             1       Santa Rosa Plaza                                                       Retail
   38           58091             1       Milledgeville Shops                                                    Retail
   39         760032563           1       Park Place Shopping Center                                             Retail
   40         760032538           1       Arts Industria Building                                                Retail
   41         760032349           1       Brookhollow Village Shopping Center                                    Retail
   42           58192             1       West Marine Plaza                                                      Retail
   43           58202             1       Walgreens - Sacramento, CA                                             Retail
   44           58358             1       Office Depot/ Michael's                                                Retail
   45           58367             1       Sonterra Park Market                                                   Retail
   46          DBM20423           1       Dutch Village                                                          Retail
   47         760032273           1       Smoky Hill Town Center Phase II                                        Retail
   48         760032361           1       Texas Station Shopping Center                                          Retail
   49         760032371           1       Beechnut                                                               Retail
   50           58399             1       Bank of America Center                                                 Office
   51         760032545           1       ICG Portfolio (Roll Up)                                                Office
   52          DBM20357           1       Corporate Center                                                       Office
   53         760032482           1       Omega Corporate Center                                                 Office
   54           57840             1       Sunrise Medical Tower I & II (Roll Up)                                 Office
   55           57839             1       Sunrise Medical Tower III                                              Office
   56           57842             1       Sunrise Medical Tower V                                                Office
   57           57843             1       Sunrise Medical Tower IV                                               Office
   58           58419             1       Medical Mutual of Ohio - Toledo                                        Office
   59         760032106           1       Riverview Plaza                                                        Office
   60         760032704           1       Truxtun Avenue                                                         Office
   61           57851             1       Medical Family Health Center                                           Office
   62         760033688           1       3100 Weslayan                                                          Office
   63           57855             1       Black Hills Medical Park                                               Office
   64         760032628           1       North County Corporate Center                                        Industrial
   65           58054             1       L'Oreal Warehouse                                                    Industrial
   66           58144             1       Tamal Vista Warehouse                                                Industrial
   67         760032489           1       Commonwealth Commerces Center                                        Industrial
   68         760032401           1       1 Kimberly Road & 10 Alvin Court (Roll Up)                           Industrial
   69         760032649           1       Rush Creek II                                                        Industrial
   70           58381             1       TRAK Microwave Industrial Building                                   Industrial
   71         760032537           1       Stor All - Tchoupitoulas                                            Self Storage
   72         760032540           1       Stor All - Gentilly                                                 Self Storage
   73           58435             1       All Storage Mustang Road                                            Self Storage
   74         760032832           1       Storage USA - Savi Ranch                                            Self Storage
   75           58404             1       Cypress Self Storage                                                Self Storage
   76         760032543           1       Malibu Self Storage                                                 Self Storage
   77           58386             1       A-1 North Hollywood Self Storage                                    Self Storage
   78         760032730           1       Storage USA Waldorf                                                 Self Storage
   79           58357             1       Nob Hill Self Storage                                               Self Storage
   80         760032835           1       Boulder Bins Self Storage                                           Self Storage
   81         760032833           1       American Self Storage                                               Self Storage
   82         760032834           1       Ross Valley Self Storage                                            Self Storage
   83         760032660           1       Summit Plaza Self Storage                                           Self Storage
   84         760032929           1       Storage USA - Tamarisk                                              Self Storage
   85         760032235           1       Power Self Storage                                                  Self Storage
   86         760032565           1       Storage One at Tenaya                                               Self Storage
   87         760032967           1       Lockaway SS - Hollywood                                             Self Storage
   88         760032181           1       Storage Choice Sugar Land                                           Self Storage
   89         760032179           1       Storage Choice - Pearland                                           Self Storage
   90           58387             1       A-1 Santa Ana Self Storage                                          Self Storage
   91         760033072           1       Redline Self Storage                                                Self Storage
   92         760032184           1       Storage Columbus Macon Road                                         Self Storage
   93          GA20413            1       Charles Square                                                       Mixed Use
   94          GA20315            1       Rentar Plaza                                                         Mixed Use
   95           58215             1       Sun Communities Portfolio 4 (Roll Up)                     Manufactured Housing Communities
   96           58216             1       Sun Communities - Southfork                               Manufactured Housing Communities
   97           58232             1       Sun Communities Portfolio 13 (Roll Up)                    Manufactured Housing Communities
   98           58212             1       Sun Communities - Bonita Lake                             Manufactured Housing Communities
   99           58258             2       Zeman Portfolio - Alpine Village                          Manufactured Housing Communities
   100          58284             1       Zeman Portfolio - Shady Oaks I & II                       Manufactured Housing Communities
   101          58282             1       Zeman Portfolio - Pleasant Valley MHC and Self Storage    Manufactured Housing Communities
   102          58262             2       Zeman Portfolio - Edgebrook                               Manufactured Housing Communities
   103          58270             2       Zeman Portfolio - Maple Grove Estates                     Manufactured Housing Communities
   104          58290             2       Zeman Portfolio - Valley Oaks                             Manufactured Housing Communities
   105          58261             2       Zeman Portfolio - Colonial Estates                        Manufactured Housing Communities
   106          58287             1       Zeman Portfolio - Sunny Acres                             Manufactured Housing Communities
   107        760032689           1       Kennedy Meadows MHC                                       Manufactured Housing Communities
   108        760033701           1       Courtyard Springfield                                                  Hotel
   109          58448             1       Hampton Inn - Colton, CA                                               Hotel
------------------------------------------------------------------------------------------------------------------------------------
                                          TOTALS

                                       B-1

                        INITIAL DEPOSIT TO CAPITAL          INITIAL DEPOSIT TO          ANNUAL DEPOSIT TO
     SEQUENCE              IMPROVEMENT RESERVES            REPLACEMENT RESERVES        REPLACEMENT RESERVES
---------------------------------------------------------------------------------------------------------------------

         1                      $1,207,500                       $10,229                     $122,748
         2                                                                                   147,996
         3                                                                                    53,900
         4                                                                                    45,500
         5                                                                                    20,819
         6                         3,125                                                      44,820
         7                                                                                    67,080
         8                                                        42,600                      63,600
         9                        16,500                          8,500
        10                        18,438                          5,250
        11                        $17,750                                                    $64,020
        12                        12,563                                                      32,460
        13                                                                                    21,180
        14                         3,508                          75,134                      84,000
        15
        16                        45,250                                                      36,420
        17                         9,938                                                      33,000
        18                                                                                    18,840
        19
        20                                                                                    20,124
        21
        22                                                        46,000                      36,315
        23                                                                                    5,281
        24                         3,000                                                      25,164
        25                                                        19,000                      8,440
        26                        20,438
        27                        95,813                                                      26,903
        28                                                                                    17,400
        29                                                                                    13,140
        30                        30,625                                                      64,500
        31
        32                                                                                    13,056
        33                        18,750                                                      3,151
        34                        29,375                                                      20,940
        35
        36
        37                                                                                    9,432
        38
        39                         2,500                                                      11,784
        40                                                                                    3,240
        41                                                                                   $10,800
        42                                                                                    10,775
        43                        10,000
        44
        45                                                                                    2,660
        46                        10,000                                                      8,736
        47                        30,000                                                      2,040
        48                        22,750                                                      6,120
        49                         1,250                                                      2,100
        50                        389,250                       6,175,000                    490,268
        51                       $201,850                                                    $51,720
        52                        800,000                                                     58,296
        53                                                                                    57,720
        54
        55
        56
        57
        58
        59                        21,250                                                      33,000
        60                                                                                    10,680
        61                                                       $42,000
        62                                                                                    15,540
        63                                                       112,000
        64
        65
        66                        26,500                          70,000                      19,653
        67                        18,500                                                      57,060
        68                        76,333                                                      24,120
        69                        77,500                                                      17,160
        70
        71                                                                                   $17,964
        72                                                                                    14,748
        73                                                                                    15,924
        74                         4,125                                                      10,440
        75                                                                                    15,288
        76                        41,373                                                      14,880
        77
        78                        15,000                                                      11,400
        79                                                                                    19,010
        80                        13,125                                                      17,280
        81                        $1,250                                                      $7,440
        82                                                                                    8,484
        83                        100,000
        84                        177,500                                                     18,360
        85                        173,738                                                     3,840
        86                                                                                    8,880
        87                                                                                    5,220
        88                                                                                    10,116
        89                                                                                    15,060
        90
        91                                                                                    $5,160
        92                                                                                    9,120
        93                                                      2,000,000                     37,211
        94                                                        55,290                     172,368
        95
        96
        97
        98
        99                                                       126,000                      31,356
        100                       28,125                         105,000                      18,204
        101                       $24,719                        $176,000
        102                       34,563                          53,000                      12,348
        103                                                       42,000                      10,800
        104                                                       31,000                      6,600
        105                                                      121,000                      9,156
        106                                                       35,000                      10,896
        107                        4,356                                                      4,980
        108                        3,125                                                     310,140
        109                                                                                   60,531
---------------------------------------------------------------------------------------------------------------------
                                $3,841,254                      $9,350,003                  $2,926,905

                                       B-2

                             TAX AND             INITIAL DEPOSIT TO     ANNUAL DEPOSIT TO
     SEQUENCE            INSURANCE ESCROW            TI/LC ESCROW         TI/LC ESCROW
--------------------------------------------------------------------------------------------

         1                     Yes                     $25,095               $90,000
         2                      No
         3                     Yes
         4                   Tax Only
         5                     Yes
         6                   Tax Only
         7                     Yes
         8                     Yes
         9                     Yes
        10                     Yes
        11                     Yes
        12                     Yes
        13                     Yes
        14                   Tax Only
        15                      No
        16                      No
        17                     Yes
        18                     Yes
        19                      No
        20                     Yes                                           65,376
        21                      No
        22                     Yes
        23                     Yes
        24                     Yes                                           99,444
        25                   Tax Only                  180,000
        26                     Yes
        27                     Yes
        28                     Yes                                           100,020
        29                     Yes                                           33,360
        30                     Yes                     15,741                143,700
        31                      No                                          $225,000
        32                   Tax Only
        33                   Tax Only
        34                     Yes                                           39,000
        35                      No                     27,500                380,004
        36                     Yes                     150,006
        37                     Yes
        38                   Tax Only
        39                     Yes
        40                     Yes                                           24,840
        41                     Yes                                           $41,340
        42                     Yes                     50,000                50,400
        43                      No
        44                     Yes
        45                     Yes                                           12,600
        46                     Yes                                           29,208
        47                     Yes                                            9,240
        48                     Yes                                           17,448
        49                     Yes                                           14,460
        50                     Yes                   10,000,000             1,782,792
        51                     Yes                   $1,074,059             $446,400
        52                     Yes                    1,660,000              342,912
        53                      No                                           521,580
        54                      No
        55                      No
        56                      No
        57                      No
        58                      No
        59                     Yes                                           164,460
        60                   Tax Only                                        65,820
        61                      No
        62                     Yes                                           77,580
        63                      No
        64                      No
        65                      No
        66                   Tax Only                  221,500
        67                     Yes                                           117,180
        68                     Yes                                           70,260
        69                     Yes                                           110,880
        70                      No
        71                   Tax Only
        72                   Tax Only
        73                     Yes
        74                     Yes
        75                     Yes
        76                     Yes
        77                   Tax Only
        78                     Yes
        79                     Yes
        80                     Yes
        81                     Yes
        82                     Yes
        83                     Yes
        84                     Yes
        85                     Yes
        86                     Yes
        87                     Yes
        88                     Yes
        89                     Yes
        90                   Tax Only
        91                     Yes
        92                     Yes
        93                     Yes                    1,043,734              248,801
        94                     Yes                     670,000               156,000
        95                      No
        96                      No
        97                      No
        98                      No
        99                   Tax Only
        100                  Tax Only
        101                  Tax Only
        102                  Tax Only
        103                  Tax Only
        104                  Tax Only
        105                  Tax Only
        106                  Tax Only
        107                    Yes
        108                     No
        109                    Yes
--------------------------------------------------------------------------------------------
                                                     $15,117,635           $5,480,105

*Certain monthly reserves may be subject to caps.

                                       B-3

                                     ANNEX B

                              MULTIFAMILY SCHEDULE

                 LOAN        LOAN
  SEQUENCE      NUMBER       GROUP    PROPERTY NAME                                         CUT-OFF BALANCE
---------------------------------------------------------------------------------------------------------------

      1         GA20599        2      Ocean Residences                                        $90,000,000

     2.1       760032557       2      Princeton Court Apartments                              12,887,137
     2.2       760032557       2      Princeton Arms Apartments                               11,926,254
      2        760032557       2      PRINCETON ARMS & COURT (ROLL UP)                        24,813,391

      3          58206         1      Abbey West Apartments                                   13,952,718
      4          57487         1      Sterling University Villa                               13,600,000
      5          58340         2      Acerno Villas Apartments                                12,400,000
      6        760032873       2      Saddlebrook Apartments                                  11,750,000
      7          58396         2      AMLI Timberglen                                         $10,400,000
      8        760033071       2      Huntington Apartments                                    9,140,000

     9.1       DBM20554        1      304 East 89th Street                                     2,514,706
     9.2       DBM20554        1      406 EAST 64TH STREET                                     2,235,294
      9        DBM20554        1      ANNUNZIATA MULTIFAMILY PORTFOLIO I (ROLL UP)             4,750,000
    10.1       DBM20555        1      308 West 109th Street                                    1,623,810
    10.2       DBM20555        1      462 West 51st Street                                     1,476,190
     10        DBM20555        1      ANNUNZIATA MULTIFAMILY PORTFOLIO II (ROLL UP)            3,100,000
                                                                                         ----------------------
                                      SUB-TOTAL CROSSED LOANS                                  7,850,000

     11        760032702       2      Quail Run / Southpointe                                  7,578,419
     12        760032898       2      Summit Place Apartments                                  6,386,934
     13        760032111       2      Cascades Apts - Phoenix, AZ                              6,123,788
     14          55832         2      CLK - PADDOCK PLACE APARTMENTS                           5,610,000
     15        DBM20218        2      Country Club Ridge                                       5,500,000
     16        760033784       2      Fairmeadow Apartments                                    4,240,000
     17        760033033       2      North Oak Apartments                                     3,995,547
     18        760032429       2      Brook Lyn Apartments                                     3,400,000
---------------------------------------------------------------------------------------------------------------
                                      TOTAL MULTIFAMILY LOANS                                $236,740,797

                                                                           STUDIO                      1 BEDROOM
                                                               ------------------------------------------------------------
                                                                    # OF           AVG            # OF           AVG
  SEQUENCE       UTILITIES TENANT PAYS/PAYMENT OF UTILITIES        UNITS           RENT          UNITS           RENT
---------------------------------------------------------------------------------------------------------------------------

      1                           Electric                          319           $2,214          151           $3,066

     2.1                       Electric, Gas                                                      240            874
     2.2                       Electric, Gas                                                       72            820
      2                        Electric, Gas                                                      312            862

      3                 Electric, Gas, Sewer, Water
      4                            Water
      5                 Electric, Gas, Sewer, Water                                                69            693
      6                           Electric                                                        104            689
      7                        Electric, Gas                                                      176            $582
      8                 Electric, Gas, Sewer, Water                                               122            594

     9.1                       Electric, Gas                         13           $1,071           5            1,732
     9.2                       Electric, Gas                         16           $1,731
      9                        Electric, Gas                         29           1,435            5            1,732
    10.1                       Electric, Gas                         2            1,238            9            1,404
    10.2                       Electric, Gas                         1             300             9            1,332
     10                        Electric, Gas                         3             925             18           1,368

     11                           Electric                                                         28            539
     12                           Electric                                                         24            610
     13                             None                             11            $698            36            735
     14                    Electric, Sewer, Water                                                  80            405
     15                             None                                                           48
     16                           Electric                                                         80            466
     17                       Electric, Water                        1             370             67            496
     18                           Electric
---------------------------------------------------------------------------------------------------------------------------

                       2 BEDROOM                     3 BEDROOM                    4 BEDROOM
              --------------------------------------------------------------------------------------------
                  # OF           AVG            # OF            AVG           # OF             AVG
  SEQUENCE        UNITS          RENT           UNITS          RENT          UNITS            RENT          ELEVATORS
------------------------------------------------------------------------------------------------------------------------

      1            19           $4,006            3           $5,598                                           Yes

     2.1           64            967                                                                           No
     2.2           216           914                                                                           No
      2            280           926                                                                           No

      3            24            871                                          130            $1,405            No
      4            24            925             28            1,260           88             1,487            No
      5            122           843                                                                           No
      6            104           808             16             975                                            No
      7            84            $727                                                                          No
      8            90            760                                                                           No

     9.1                                                                                                       No
     9.2                                                                                                       No
      9                                                                                                        No
    10.1                                                                                                       No
    10.2                                                                                                       No
     10                                                                                                        No

     11            228           596                                                                           No
     12            88            689             16             800                                            No
     13            48            951                                                                           Yes
     14            160           495                                                                           No
     15            119                           79                                                            No
     16            44            631                                                                           No
     17            40            642             24             751                                            No
     18            86            555              8             710                                            No
------------------------------------------------------------------------------------------------------------------------

                      (This Page Intentionally Left Blank)

                                                                         ANNEX C

                        CLASS XP REFERENCE RATE SCHEDULE

 INTEREST                        CLASS XP      INTEREST                        CLASS XP
  ACCRUAL     DISTRIBUTION      REFERENCE       ACCRUAL     DISTRIBUTION      REFERENCE
  PERIOD          DATE             RATE         PERIOD          DATE             RATE
----------   --------------   -------------   ----------   --------------   -------------

     1       12/10/2004           5.28780%    43            6/10/2008           5.44880%
     2        1/10/2005           5.28770%    44            7/10/2008           5.27190%
     3        2/10/2005           5.28770%    45            8/10/2008           5.44850%
     4        3/10/2005           5.28790%    46            9/10/2008           5.44840%
     5        4/10/2005           5.46480%    47           10/10/2008           5.27160%
     6        5/10/2005           5.28750%    48           11/10/2008           5.44530%
     7        6/10/2005           5.46470%    49           12/10/2008           5.26850%
     8        7/10/2005           5.28740%    50            1/10/2009           5.26840%
     9        8/10/2005           5.46460%    51            2/10/2009           5.26830%
    10        9/10/2005           5.46450%    52            3/10/2009           5.27650%
    11       10/10/2005           5.28420%    53            4/10/2009           5.44380%
    12       11/10/2005           5.46130%    54            5/10/2009           5.26710%
    13       12/10/2005           5.28410%    55            6/10/2009           5.45690%
    14        1/10/2006           5.28400%    56            7/10/2009           5.28530%
    15        2/10/2006           5.28400%    57            8/10/2009           5.46780%
    16        3/10/2006           5.28420%    58            9/10/2009           5.47470%
    17        4/10/2006           5.46090%    59           10/10/2009           5.33310%
    18        5/10/2006           5.28370%    60           11/10/2009           5.51400%
    19        6/10/2006           5.46070%    61           12/10/2009           5.38530%
    20        7/10/2006           5.28150%    62            1/10/2010           5.38520%
    21        8/10/2006           5.45840%    63            2/10/2010           5.38520%
    22        9/10/2006           5.45830%    64            3/10/2010           5.38590%
    23       10/10/2006           5.28120%    65            4/10/2010           5.56550%
    24       11/10/2006           5.45820%    66            5/10/2010           5.38500%
    25       12/10/2006           5.28110%    67            6/10/2010           5.56540%
    26        1/10/2007           5.28100%    68            7/10/2010           5.38490%
    27        2/10/2007           5.28090%    69            8/10/2010           5.56530%
    28        3/10/2007           5.28120%    70            9/10/2010           5.56520%
    29        4/10/2007           5.45770%    71           10/10/2010           5.38470%
    30        5/10/2007           5.28060%    72           11/10/2010           5.56510%
    31        6/10/2007           5.45750%    73           12/10/2010           5.38450%
    32        7/10/2007           5.28040%    74            1/10/2011           5.38450%
    33        8/10/2007           5.45730%    75            2/10/2011           5.38440%
    34        9/10/2007           5.45720%    76            3/10/2011           5.39670%
    35       10/10/2007           5.28010%    77            4/10/2011           5.57670%
    36       11/10/2007           5.45130%    78            5/10/2011           5.39580%
    37       12/10/2007           5.27600%    79            6/10/2011           5.57660%
    38        1/10/2008           5.44940%    80            7/10/2011           5.39570%
    39        2/10/2008           5.27250%    81            8/10/2011           5.62750%
    40        3/10/2008           5.27260%    82            9/10/2011           5.62160%
    41        4/10/2008           5.44900%    83           10/10/2011           5.58210%
    42        5/10/2008           5.27220%    84           11/10/2011           5.77890%

                                      C-1

                (This Page Intentionally Left Blank)

                                                                        ANNEX D

                     CLASS A-AB PLANNED PRINCIPAL BALANCE

     DISTRIBUTION
         DATE             PLANNED PRINCIPAL BALANCE
----------------------   --------------------------

      12/10/2004              $ 45,540,000.00
       1/10/2005              $ 45,540,000.00
       2/10/2005              $ 45,540,000.00
       3/10/2005              $ 45,540,000.00
       4/10/2005              $ 45,540,000.00
       5/10/2005              $ 45,540,000.00
       6/10/2005              $ 45,540,000.00
       7/10/2005              $ 45,540,000.00
       8/10/2005              $ 45,540,000.00
       9/10/2005              $ 45,540,000.00
      10/10/2005              $ 45,540,000.00
      11/10/2005              $ 45,540,000.00
      12/10/2005              $ 45,540,000.00
       1/10/2006              $ 45,540,000.00
       2/10/2006              $ 45,540,000.00
       3/10/2006              $ 45,540,000.00
       4/10/2006              $ 45,540,000.00
       5/10/2006              $ 45,540,000.00
       6/10/2006              $ 45,540,000.00
       7/10/2006              $ 45,540,000.00
       8/10/2006              $ 45,540,000.00
       9/10/2006              $ 45,540,000.00
      10/10/2006              $ 45,540,000.00
      11/10/2006              $ 45,540,000.00
      12/10/2006              $ 45,540,000.00
       1/10/2007              $ 45,540,000.00
       2/10/2007              $ 45,540,000.00
       3/10/2007              $ 45,540,000.00
       4/10/2007              $ 45,540,000.00
       5/10/2007              $ 45,540,000.00
       6/10/2007              $ 45,540,000.00
       7/10/2007              $ 45,540,000.00
       8/10/2007              $ 45,540,000.00
       9/10/2007              $ 45,540,000.00
      10/10/2007              $ 45,540,000.00
      11/10/2007              $ 45,540,000.00
      12/10/2007              $ 45,540,000.00
       1/10/2008              $ 45,540,000.00
       2/10/2008              $ 45,540,000.00
       3/10/2008              $ 45,540,000.00
       4/10/2008              $ 45,540,000.00
       5/10/2008              $ 45,540,000.00
       6/10/2008              $ 45,540,000.00
       7/10/2008              $ 45,540,000.00
       8/10/2008              $ 45,540,000.00

                        D-1

     DISTRIBUTION
         DATE             PLANNED PRINCIPAL BALANCE
----------------------   --------------------------

       9/10/2008              $ 45,540,000.00
      10/10/2008              $ 45,540,000.00
      11/10/2008              $ 45,540,000.00
      12/10/2008              $ 45,540,000.00
       1/10/2009              $ 45,540,000.00
       2/10/2009              $ 45,540,000.00
       3/10/2009              $ 45,540,000.00
       4/10/2009              $ 45,540,000.00
       5/10/2009              $ 45,540,000.00
       6/10/2009              $ 45,540,000.00
       7/10/2009              $ 45,539,000.00
       8/10/2009              $ 45,339,000.00
       9/10/2009              $ 45,139,000.00
      10/10/2009              $ 44,939,000.00
      11/10/2009              $ 44,739,131.22
      12/10/2009              $ 43,677,000.00
       1/10/2010              $ 42,715,000.00
       2/10/2010              $ 41,749,000.00
       3/10/2010              $ 40,464,000.00
       4/10/2010              $ 39,487,000.00
       5/10/2010              $ 38,400,000.00
       6/10/2010              $ 37,413,000.00
       7/10/2010              $ 36,317,000.00
       8/10/2010              $ 35,320,000.00
       9/10/2010              $ 34,318,000.00
      10/10/2010              $ 33,208,000.00
      11/10/2010              $ 32,196,000.00
      12/10/2010              $ 31,075,000.00
       1/10/2011              $ 30,053,000.00
       2/10/2011              $ 29,026,000.00
       3/10/2011              $ 27,684,000.00
       4/10/2011              $ 26,646,000.00
       5/10/2011              $ 25,499,000.00
       6/10/2011              $ 24,450,000.00
       7/10/2011              $ 24,250,000.00
       8/10/2011              $ 24,050,000.00
       9/10/2011              $ 23,850,000.00
      10/10/2011              $ 23,650,000.00
      11/10/2011              $ 23,450,284.13
      12/10/2011              $ 22,566,000.00
       1/10/2012              $ 21,755,000.00
       2/10/2012              $ 20,940,000.00
       3/10/2012              $ 19,966,000.00
       4/10/2012              $ 19,143,000.00
       5/10/2012              $ 18,238,000.00
       6/10/2012              $ 17,406,000.00
       7/10/2012              $ 16,493,000.00
       8/10/2012              $ 15,652,000.00
       9/10/2012              $ 14,807,000.00

                        D-2

     DISTRIBUTION
         DATE             PLANNED PRINCIPAL BALANCE
----------------------   --------------------------

      10/10/2012              $ 13,881,000.00
      11/10/2012              $ 13,028,000.00
      12/10/2012              $ 12,094,000.00
       1/10/2013              $ 11,231,000.00
       2/10/2013              $ 10,364,000.00
       3/10/2013              $  9,267,000.00
       4/10/2013              $  8,390,000.00
       5/10/2013              $  7,434,000.00
       6/10/2013              $  6,549,000.00
       7/10/2013              $  5,584,000.00
       8/10/2013              $  4,689,000.00
       9/10/2013              $  3,790,000.00
      10/10/2013              $  2,812,000.00
      11/10/2013              $  1,903,000.00
      12/10/2013              $    916,000.00
       1/10/2014              $          0.00

                         D-3

                (This Page Intentionally Left Blank)

                                     ANNEX E

--------------------------------------------------------------------------------
                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

BANK OF AMERICA CENTER

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                                  BofA

 NOTE A-3 ORIGINAL PRINCIPAL
      BALANCE:                                 $137,000,000

 FIRST PAYMENT DATE:                           October 1, 2004

 TERM/AMORTIZATION:                            84/0 months

 INTEREST ONLY PERIOD:                         84 months

 MATURITY DATE:                                September 1, 2011

 NOTE A-3 EXPECTED MATURITY
      BALANCE:                                 $137,000,000

 BORROWING ENTITY:                             555 California Owners LLC

 INTEREST CALCULATION:                         Actual/360

 CALL PROTECTION:                              Lockout/defeasance:
                                               80 payments
                                               Open: 4 payments

 UP-FRONT RESERVES:

   TAX RESERVE:                                Yes

   IMMEDIATE REPAIR RESERVE:                   $389,250

   REPLACEMENT RESERVE:                        $6,175,000

   TI/LC RESERVE:                              $10,000,000

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:                      Yes

   REPLACEMENT RESERVE:                        $40,856

   TI/LC RESERVE:                              $148,566

 LOCKBOX:                                      Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 WHOLE LOAN CUT-OFF DATE BALANCE:                       $520,000,000

 WHOLE LOAN CUT-OFF DATE BALANCE
   (EXCLUDING SUBORDINATE COMPONENT):                   $417,000,000

 NOTE A-3 CUT-OFF DATE BALANCE:                         $137,000,000

 SHADOW RATING (S&P/MOODY'S):                           AAA/A3

                                 WHOLE LOAN             WHOLE LOAN
                                 (EXCLUDING             (INCLUDING
                                  NOTE A-1               NOTE A-1
                                SUBORDINATE            SUBORDINATE
                                COMPONENT)(1)          COMPONENT)(1)
                                -------------          -------------
 CUT-OFF DATE LTV:                   49.3%                   61.5%
 MATURITY DATE LTV:                  49.3%                   61.5%
 UNDERWRITTEN DSCR(2):              2.21x(3)                1.73x(4)
 MORTGAGE RATE(5):                  4.867%                  5.080%
--------------------------------------------------------------------------------
(1)  The subordinate component is subordinate to note A-1 senior component and note A-2 (which are not part of trust fund) as well as note A-3).

(2)  DSCR figures based on net cash flow unless otherwise noted.

(3)  The loan is interest only for its entire term. If debt service had been calculated on such interest only payments, the resulting underwritten DSCR would have been approximately 2.84x. Interest was calculated on a 30/360 amortization basis even though the Whole Loan is an Actual/360 Mortgage
     Loan.

(4)  The loan is interest only for its entire term. If debt service had been calculated on such interest only payments, the resulting underwritten DSCR would have been approximately 2.18x. Interest was calculated on a 30/360 amortization basis even though the Whole Loan is an Actual/360 Mortgage
     Loan.

(5)  The interest rate was rounded to three decimals.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                        Office

 PROPERTY SUB-TYPE:                    CBD

 LOCATION:                             San Francisco, CA

 YEAR BUILT/RENOVATED:                 1921, 1969, 1971/NA

 NET RENTABLE SQUARE FEET:             1,780,748

 CUT-OFF BALANCE PER SF:               $234(a)

 OCCUPANCY AS OF 7/1/04:               94.2%

 OWNERSHIP INTEREST:                   Fee

 PROPERTY MANAGEMENT:                  Shorenstein Realty
                                       Services, L.P.

 U/W NET CASH FLOW:                    $58,464,169

 APPRAISED VALUE:                      $845,000,000(b)
--------------------------------------------------------------------------------

(a)  Based on aggregate principal balance of $417,000,000 (the original whole loan excluding the subordinate portion of note A-1).

(b)  The as stabilized value is expected to be $862,000,000 as of September 1,
     2005.

                                      E-1

--------------------------------------------------------------------------------
                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                                  FULL YEAR          FULL YEAR           FULL YEAR
                                            UNDERWRITTEN         (12/31/03)          (12/31/02)         (12/31/01)
                                            ------------         ----------          ----------         ----------

 Effective Gross Income .............       $95,289,720          $93,715,964       $100,886,419         $95,344,572
 Total Expenses .....................       $33,245,580          $33,784,205        $34,753,431         $35,525,900
 Net Operating Income (NOI) .........       $62,044,140          $59,931,759        $66,132,988         $59,818,672
 Cash Flow (CF) .....................       $58,464,169          $59,931,759        $66,132,988         $59,818,672
 DSCR on NOI(1) .....................             2.34x                2.27x              2.50x               2.26x
 DSCR on CF(1) ......................             2.21x(2)             2.27x              2.50x               2.26x
---------------------------------------------------------------------------------------------------------------------

(1)   Based on aggregate principal balance of $417,000,000 (the original whole loan excluding the subordinate portion of note A-1).
(2)   The loan is interest only for its entire term. If debt service had been calculated on such interest only payments, the resulting underwritten
      DSCR would have been approximately 2.84x. Interest was calculated on a
      30/360 amortization basis even though the Whole Loan is an Actual/360
      Mortgage Loan.

--------------------------------------------------------------------------------
                               TENANT INFORMATION
--------------------------------------------------------------------------------

                                    RATINGS      TENANT      % OF                  POTENTIAL    % POTENTIAL         LEASE
 TOP TENANTS(1)                   S&P/MOODY'S   TOTAL SF   TOTAL SF   RENT PSF       RENT           RENT          EXPIRATION
 --------------                   -----------   --------   --------   --------       ----           ----          ----------

 Bank of America, N.A. .........     A+/Aa2     662,524       37.2%   $ 41.59     $27,555,388      34.0%         9/30/2015(2)
 Goldman, Sachs & Co. ..........     A+/Aa3      90,504        5.1    $ 60.83       5,505,581       6.8          8/31/2010
 Morgan Stanley & Co. ..........     A+/Aa3      85,347        4.8    $ 65.88       5,622,943       6.9          10/31/2011
                                                -------       ----                -----------      ----
 TOTAL .........................                838,375       47.1%               $38,683,911      47.7%
--------------------------------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent guarantees the lease. Calculations with respect to Rent PSF, Potential Rent and % of Potential Rent include base rent only and exclude common area maintenance expense and reimbursement.
     Interest was calculated on a 30/360 amortization basis even though the
     Whole Loan is an Actual/360 Mortgage Loan.
(2)  Excluding one lease for 3,480 square feet representing 0.5% of the total
     Bank of America leased space.

--------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------

                         # OF LEASES                 % OF TOTAL   CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION(1)    EXPIRING(2)   EXPIRING SF       SF        TOTAL SF    % OF TOTAL SF     EXPIRING
---------------------    -----------   -----------       --        --------    -------------     --------

 2004 .................       16           14,689         0.8%       14,689          0.8%      $   586,656
 2005 .................       19           68,810         3.9        83,499          4.7%      $ 3,590,832
 2006 .................       25          201,448       11.3(3)     284,947         16.0%      $11,717,624
 2007 .................        6           87,061         4.9       372,008         20.9%      $ 4,028,880
 2008 .................        7           52,236         2.9       424,244         23.8%      $ 2,631,923
 2009 .................       19          116,600         6.5       540,844         30.3%      $ 3,843,736
 2010 .................       12          137,126         7.7       677,970         38.0%      $ 8,943,889
 2011 .................        7          121,002         6.8       798,972         44.8%      $ 9,635,731
 2013 .................        4           64,516         3.6       863,488         48.4%      $ 3,132,905
 2014 .................        1           24,817         1.4       888,305         49.8%      $   992,680
 2015 .................       24          736,283        41.3     1,624,588         91.1%      $30,505,894
 2016 .................        4           48,281         2.7     1,672,869         93.8%      $ 1,420,949
 Vacant ...............                   111,178         6.2     1,784,047        100.0%
                              --          -------      -------
 TOTAL ................      144        1,784,047      100.0%
-----------------------------------------------------------------------------------------------------------

(1)  Information obtained from Underwritten Rent Roll.

(2)  For purposes of this column, each leased tenant space was considered a separate lease even if multiple tenant spaces were covered under the same lease.

(3)  Shearman and Sterling is currently on the Rent Roll for 46,275 square feet of this space. Sidley Austin Brown & Wood has signed a lease for such square footage after Shearman and Sterling vacates.

                                      E-2

--------------------------------------------------------------------------------
                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
At underwriting the Bank of America Center Mortgaged Property was 94.2% occupied by a total of 35 office tenants at an average lease rate of $48 per square foot and 11 retail tenants at an average lease rate of $47 per square foot. At underwriting the four largest tenants, representing 51.3% of total net rentable area, were:

   o Bank of America Corporation (Rated "A+" by S&P and "Aa2" by Moody's), a
     diversified global financial services company, occupies 662,524 square feet
     (37.2%) under various leases generally expiring in September 2015.
     Incorporated in 1968 and headquartered in Charlotte, North Carolina, Bank of America Corporation operates through its banking and non-banking subsidiaries as a provider of financial services and products throughout the United States and in selected international markets. Bank of America
     Corporation manages its operations through four business segments: Consumer and Commercial Banking, Asset Management, Global Corporate and Investment
     Banking and Equity Investments. On October 27, 2003, Bank of America
     Corporation and FleetBoston Financial Corporation, a diversified financial services company, signed an agreement and plan of merger. The merger closed in April 2004. For the year ended December 31, 2003, Bank of America
     Corporation reported revenues of $49.0 billion and net income of $10.8 billion. As of June 30, 2004, the company reported total assets of $1.0 trillion and stockholders' equity of $95.8 billion. The subject spaces have various uses, including general office and a bank branch.

   o The Goldman Sachs Group, Inc. (Rated "A+" by S&P and "Aa3" by Moody's), a
     global investment banking, securities and investment management firm, leases 90,504 square feet (5.1%) under various leases expiring in August
     2010. Founded in 1869 and headquartered in New York, New York, The Goldman
     Sachs Group, Inc. provides a range of services worldwide to a diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As of November 28, 2003, it operated offices in over 20 countries. The company's activities are divided into three segments: Investment Banking; Trading and Principal Investments; and
     Asset Management and Securities Services. For the fiscal year ended
     November 28, 2003, The Goldman Sachs Group, Inc. reported revenues of $23.6 billion and net income of $3.0 billion. As of May 28, 2004, the company reported total assets of $467.9 billion and stockholders' equity of $23.2 billion. The subject location serves as general office space for the company.

   o Morgan Stanley (Rated "A+" by S&P and "Aa3" by Moody's), a global financial services firm, occupies 85,347 square feet (4.8%) under various leases expiring in October 2011 and December 2013. Established in 1935 and
     headquartered in New York, New York, Morgan Stanley operates in four business segments: Institutional Securities, Individual Investor Group,
     Investment Management and Credit Services. For the fiscal year ended
     November 30, 2003, Morgan Stanley reported revenues of $34.9 billion and net income of $3.8 billion. As of May 31, 2004, the company reported total assets of $729.5 billion and stockholders' equity of $27.0 billion. The subject location serves as general office space for the company.

   o Ernst & Young (Not Rated) one of the "Big Four" global accounting firms, occupies 77,678 square feet (4.4%) under various leases expiring in
     December 2006. Established in 1989 (with predecessor firms founded in 1903 and 1906) and headquartered in New York, New York, Ernst & Young provides a range of services, including accounting and auditing, tax reporting and operations, tax advisory, business risk services, technology and security risk services, transaction advisory and human capital services. Globally,
     Ernst & Young focuses on seven major industry groups: financial services;
     technology, communications and entertainment; energy, chemicals and utilities; industrial products; retailing and consumer products; health sciences; and real estate, hospitality and construction. Ernst & Young reported over $13 billion in revenues in fiscal year 2003 and employs
     103,000 people in over 140 countries around the world. The subject location serves as general office space for the firm.
--------------------------------------------------------------------------------

                                       E-3

--------------------------------------------------------------------------------
                             BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

   o The Bank of America Center Mortgage Loan is secured by a first mortgage on a 1,780,748 square foot Class A central business district office complex located in San Francisco, California.

   o The Bank of America Center Mortgage Loan, also referred to as the "note
     A-3" for purposes of this discussion, has a principal balance of
     $137,000,000 as of the cut-off date (shadow rated "AAA" by S&P and "A3" by
     Moody's, respectively), is pari passu with a $150,000,000 senior portion of a $253,000,000 note A-1 and with a $130,000,000 note A-2. The other senior notes (the $150,000,000 senior portion of the note A-1 and the note A-2)
     have the same interest rate, maturity date and amortization term as the
     Bank of America Center Mortgage Loan and are held outside of the trust. The remaining $103,000,000 of the note A-1 balance (the note A-1 junior portion) is subordinate to the senior portion of the note A-1, the entire note A-2 and the entire note A-3.

THE BORROWER:

   o The borrower, 555 California Owners LLC (the "Bank of America Center
     Borrower"), is a single-purpose, bankruptcy-remote entity with two independent directors, for which the Bank of America Center Borrower's legal counsel has delivered a non-consolidation opinion at loan closing.
     The Bank of America Center Borrower is owned 100% in succession by five mezzanine ownership entities (555 California Mezz-1 LLC, 555 California
     Mezz-2 LLC, 555 California Mezz-3 LLC, 555 California Mezz-4 LLC, and 555
     California Mezz-5 LLC, respectively), each a Delaware limited liability company. 555 California Street LLC is owned: 2% by two entities,
     Shorenstein Capital 555 LLC and Shorenstein 555 California LLC, controlled and owned by Shorenstein Company LLC; and 98% owned by two entities, Giants
     Equities LLC and Warrior Equities LLC, controlled by Mark Karasick, a borrower principal, and wholly owned by Mark Karasick, IPC (US), Inc.
     ("IPC"), and certain other investors. David Yisrael is also a borrower principal.

   o Mark Karasick has been a New York City-based real estate syndicator for the past 15 years. Initially, he was a developer in New York State's Orange and
     Dutchess Counties. During the past eight years, Mr. Karasick has principaled numerous real estate transactions as both a syndicator and a managing member of various limited liability companies. Mr. Karasick has typically acquired properties or mortgages with a current yield, located primarily in New York and New Jersey. In addition, Mr. Karasick has real estate holdings outside the New York/New Jersey/Connecticut tri-state area such as the 430,000 square foot IBM office building in Hato Rey, Puerto
     Rico. Acquisitions during the past five years include properties totaling more than eight million square feet.

   o IPC is a subsidiary of the Toronto, Canada-based IPC US REIT. IPC US REIT beneficially owns an 89.0% economic interest in IPC (US), Inc. IPC has ownership interests in, and manages, 32 buildings in the United States (26 office and six retail) containing a total of 7.6 million square feet of rentable space.

   o As a San Francisco-based private owner and operator of Class A office buildings in the United States with a portfolio of more than 17 million square feet, Shorenstein Company LLC, through its affiliates, has owned and managed the Bank of America Center Mortgaged Property for over 15 years.

THE PROPERTY:

   o The collateral for the Bank of America Center Mortgage Loan consists of the fee simple interest in a 1,780,748 square foot Class A central business district office complex. The collateral is comprised of three buildings:
     (1) 555 California Street, a 1,488,619 square foot, 52-story Class A office building with retail constructed in 1969; (2) 315 Montgomery Street, a
     228,160 square foot, 16-story Class B office building with street level retail constructed in 1921; and (3) 345 Montgomery Street, a 63,969 square foot, two-story Bank of America branch constructed in 1971. The complex has on-site parking for 450 cars in a three level subterranean garage. The collateral is situated on approximately 2.80 acres in the North of Market
     Area Financial District in downtown San Francisco, California.

   o The Bank of America Center Borrower, at its sole cost and expense, is required to keep the Bank of America Center Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. Each of the insurance policies required under the Bank of America Center Whole Loan must contain clauses or endorsements to the effect that the related policy does not have an exclusion for acts of terrorism or similar acts of sabotage.

   o The soil and groundwater of the Bank of America Center Mortgaged Property has been contaminated due to petroleum leaks from underground storage formerly located on the Bank of America Center Mortgaged Property that belonged to the City and County of San Francisco ("San Francisco"). The
     prior owner of the Bank of America Center Mortgaged Property, 555
     California Street LLC, initiated an action against San Francisco in relation to such contamination which resulted in a Settlement Agreement and
     Mutual Release dated December 10, 2003 by and between San Francisco and 555
     California Street LLC (the "Settlement Agreement"). Pursuant to the terms of the Settlement Agreement, San Francisco is required to provide remediation and monitoring results (which the related borrower is required to provide to the mortgagee) until such time as there are four consecutive quarters of acceptable remediation and monitoring results. The related borrower is required to enforce San Francisco's obligations to monitor and remediate the contamination pursuant to the terms of the Settlement
     Agreement. The related borrower is required to use commercially reasonable efforts to deliver to mortgagee a letter from the City and County of San
     Francisco Department of Health-Local Oversight Program which will indicate that monitoring and remediation is no longer required under the Settlement
     Agreement.
--------------------------------------------------------------------------------

                                      E-4

--------------------------------------------------------------------------------
                            BANK OF AMERICA CENTER
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT:

   o Shorenstein Realty Services, L.P., an affiliate of the Bank of America
     Center Borrower, manages the Bank of America Center Mortgaged Property.
     Headquartered in San Francisco, California, and in business for over 80 years, Shorenstein Realty Services is the wholly owned property services affiliate of Shorenstein Company LLC (www.shorenstein.com), a private owner and operator of Class A office buildings in the United States with a portfolio of more than 17 million square feet. Founded in the 1920's as a brokerage and management company, Shorenstein Company is engaged in all aspects of office building investment, development, financing, leasing, construction, and management. Since the early 1960's, the company has been an active investor in office projects. Since 1992, Shorenstein has sponsored a series of closed-end investment funds that have invested in
     Class A office projects located throughout the United States. Shorenstein
     Realty Services provides leasing, management and construction services to all of Shorenstein Company's properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

   o On September 2, 2004 : (A) Bank of America, N.A. made a mezzanine loan in the original principal amount of $34,000,000 to 555 California Mezz-1 LLC;
     (B) Bank of America, N.A. made a mezzanine loan in the original principal amount of $34,000,000 to 555 California Mezz-2 LLC; (C) BOFA Mezz Private
     Limited made a mezzanine loan in the original principal amount of
     $90,000,000 to 555 California Mezz-3 LLC; (D) BREF ONE, LLC-Series B made a mezzanine loan in the original principal amount of $45,000,000 to 555
     California Mezz-4 LLC; and (E) BPO 555 California Mezz Ltd made a mezzanine loan in the original principal amount of $27,000,000 to 555 California
     Mezz-5 LLC; each of the mezzanine loans is a "BC Mezzanine Loan"; each of the mezzanine lenders is a "BC Mezzanine Lender" and are collectively the
     "BC Mezzanine Lenders"; and each of the mezzanine borrowers is a "BC
     Mezzanine Borrower" and are collectively the "BC Mezzanine Borrowers". The
     Bank of America Center Borrower is owned 100% by the BC Mezzanine
     Borrowers. Each BC Mezzanine Loan is secured by (among other things) a first priority security interest in 100% percent membership interest in the related BC Mezzanine Borrower. The relationship between the BC Mezzanine
     Lenders and the mortgagee is set forth in that certain mezzanine intercreditor agreement dated as of September 2, 2004 by and between the mortgagee and the BC Mezzanine Lenders.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

   o Not allowed.

SUBORDINATE COMPONENT:

   o As will be set forth in more detail in the prospectus supplement, the holder of a designated class of certificates that is entitled to payments solely from the BC Pari Passu Note A-1 Mortgage Loan may (but is not
     obligated to) purchase the Bank of America Center Whole Loan at a price generally equal to the outstanding principal balance, accrued and unpaid interest, all related unreimbursed servicing advances (with interest, if any) including any servicing compensation, certain unreimbursed costs and expenses and additional trust fund expenses on such balances and any liquidation fees payable in connection with such purchase.
--------------------------------------------------------------------------------

                                      E-5

--------------------------------------------------------------------------------
                               OCEAN RESIDENCES
--------------------------------------------------------------------------------

OCEAN RESIDENCES

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                           GACC

 ORIGINAL PRINCIPAL BALANCE:            $90,000,000

 FIRST PAYMENT DATE:                    December 1, 2004

 TERM/AMORTIZATION:                     60/0 months

 INTEREST ONLY PERIOD:                  60 months

 MATURITY DATE:                         November 1, 2009

 EXPECTED MATURITY BALANCE:             $90,000,000

 BORROWING ENTITY:                      Ocean Prime LLC

 INTEREST CALCULATION:                  Actual/360

 CALL PROTECTION:                       Lockout/defeasance:
                                        56 months
                                        Open: 4 payments

 UP-FRONT RESERVES:

   TAX RESERVE:                         Yes

   IMMEDIATE REPAIR RESERVE:            $1,207,500

   REPLACEMENT RESERVE:                 $10,229

   LEASING RESERVE:                     $25,095

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:               Yes

   REPLACEMENT RESERVE:                 $10,229

   TI/LC RESERVE:                       $7,500

 LOCKBOX:                               Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                       $90,000,000

 SHADOW RATING (S&P/MOODY'S):                 BBB-/Baa3

 CUT-OFF DATE LTV:                              42.9%

 MATURITY DATE LTV:                             42.9%

 UNDERWRITTEN DSCR(1):                          2.22x

 MORTGAGE RATE(2):                             4.797%
--------------------------------------------------------------------------------

(1)  DSCR figures based on net cash flow unless otherwise noted.

(2)  Rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                      Multifamily

 PROPERTY SUB-TYPE:                  Mid-rise with retail

 LOCATION:                           New York, NY

 YEAR BUILT/RENOVATED:               1903/2000

 UNITS:                              492

 CUT-OFF BALANCE PER UNIT:           $182,927

 OCCUPANCY AS OF 7/31/04:            96.5%

 OWNERSHIP INTEREST(A):              Fee

 PROPERTY MANAGEMENT:                Residential
                                     Management Group
                                     LLC (d/b/a Douglas
                                     Elliman Property
                                     Management)

 U/W NET CASH FLOW:                  $9,699,353

 APPRAISED VALUE:                    $210,000,000
--------------------------------------------------------------------------------

(a)  Represents the fee interest in one unit of a three unit condominium.

                                      E-6

--------------------------------------------------------------------------------
                                OCEAN RESIDENCES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                               FULL YEAR          FULL YEAR
                                          UNDERWRITTEN       (12/31/2003)       (12/31/2002)
                                          ------------       ------------       ------------

 Effective Gross Income .............     $ 16,168,723       $ 14,741,052       $ 13,696,979
 Total Expenses .....................     $  6,343,171       $  5,569,333       $  5,367,931
 Net Operating Income (NOI) .........     $  9,825,553       $  9,171,719       $  8,329,048
 Cash Flow (CF) .....................     $  9,699,353       $  9,171,719       $  8,329,048
 DSCR on NOI ........................            2.24x              2.10x              1.90x
 DSCR on CF .........................            2.22x              2.10x              1.90x
----------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                                     STUDIO     1 BEDROOM     2 BEDROOM     3 BEDROOM
                                     ------     ---------     ---------     ---------

 Number of Units ................      319         151           19             3
 Average Rent ...................    $2,214      $3,066        $4,006        $5,598
 Average Unit Size (SF) .........      535         780          1,047         1,133
-------------------------------------------------------------------------------------

                                      E-7

--------------------------------------------------------------------------------
                                OCEAN RESIDENCES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

   o The Ocean Residences Mortgage Loan is secured by a first mortgage on the borrower's fee simple interest in one of three units in a mixed use condominium building located in downtown Manhattan in New York City.

   o The borrower's unit consists of 492 residential units, including the superintendent's unit, 12,000 square feet of professional office space,
     4,000 square feet of grade level retail space, and a below grade parking garage with a 98-car capacity. The other two units are office use.

   o The financing consists of a $90 million first mortgage loan.

THE BORROWER:

   o The borrower, Ocean Prime LLC, is a single purpose, bankruptcy remote entity, sponsored by Joseph Moinian and partners. Joseph Moinian controls and directs the management and policies of the borrower, and indirectly owns a 36.6% interest in the borrower. Joseph Moinian is a repeat sponsor of a Deutsche Bank borrower.

   o Mr. Moinian is the founder and CEO of The Moinian Group, which controls a portfolio totaling more than eight million square feet of commercial, industrial, residential, retail and hotel properties throughout the world.
     Currently, the firm is in the planning and construction stages of developing over 1.5 million square feet of office, retail, and residential space throughout Manhattan. In the last 12 months, Mr. Moinian, with various partners, has purchased interests in several assets, including the condominium unit that encompasses floors 1-13 (not part of the loan collateral) known as 17 Battery Place South for $52,500,000 from SL Green in August 2000.

THE PROPERTY:

   o Originally built in 1903, Ocean Residences is a 492-unit rental apartment complex that occupies floors 14-31 of a mixed-use facility located at the southern tip of Manhattan in Battery Park City. The condominium unit that encompasses floors 1 -13, which is not part of the collateral, is class B office space owned by the sponsor of the Ocean Residences loan. Over $55.9 million of renovations were completed in December of 2000. Since purchasing the property, the borrower has spent approximately $605,000 on facade repairs and an estimated $1.5 million in garage renovations.

   o The apartment units are primarily leased to individuals with approximately
     17% leased to corporate entities, including Goldman Sachs (leases 29 units)
     and Oakwood Corporation (leases 54 units).

   o The units feature ceiling heights in excess of ten feet, oversized windows with water views, light oak parquet floors, granite countertops and marble bathrooms. Many of the units also provide a technology package, which typically includes multiple telephone lines, cable TV and Internet access.
     Building amenities include a 24-hour doorman and concierge, dry cleaning, laundry, valet, fitness room and maid services, storage facilities, outdoor roof deck, business center and a 98-car on-site parking garage which is leased to a third party operator, Central Parking System of NY Inc.

   o Prior to September 11, 2001, the downtown residential market had average market rents for its buildings in the range of $50 to $55 per square foot.
     Despite the fact that tenancy in the downtown residential market bottomed out at approximately 75% after September 11, the sponsor was able to re-lease the property to its present 97% level due to a rapid stabilization of the downtown real estate market and rental subsidies provided by the government. As of September 1, 2004, rents at the property have risen to
     $48.55 per square foot (or more than 90% of pre-September 11 levels).

PROPERTY MANAGEMENT:

   o Ocean Residences is managed by Residential Management Group LLC (d/b/a
     Douglas Elliman Property Management), the property management division of
     Douglas Elliman. Founded in 1911, Douglas Elliman handles residential sales and rentals, professional, retail and commercial sales and leasing, relocation, new development marketing and property management. The company is now affiliated with The Prudential Real Estate Affiliates, Inc. A borrower affiliate, Josephson LLC, also performs additional asset management activities at the property.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

   o There is a $40 million senior mezzanine loan and a $20 million junior mezzanine loan. Each mezzanine loan was made to a separate SPE borrower.
     The senior mezzanine loan is secured by a pledge of 100% of the equity interests in the borrower and the junior mezzanine loan is secured by a pledge of 100% of the equity interests in the senior mezzanine borrower.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

   o Not permitted.
--------------------------------------------------------------------------------

                                      E-8

--------------------------------------------------------------------------------
                                 CHARLES SQUARE
--------------------------------------------------------------------------------

CHARLES SQUARE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                           GACC

 ORIGINAL PRINCIPAL BALANCE(1):         $77,000,000

 FIRST PAYMENT DATE:                    October 1, 2004

 TERM/AMORTIZATION:                     60/300 months

 INTEREST ONLY PERIOD:                  24 months

 MATURITY DATE:                         September 1, 2009

 EXPECTED MATURITY BALANCE:             $72,576,797

 BORROWING ENTITY:                      Charles Square
                                        Cambridge LLC and
                                        KSA Realty Trust

 INTEREST CALCULATION:                  Actual/360

 CALL PROTECTION:                       Lockout/defeasance:
                                        56 payments
                                        Open: 4 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:               Yes

   REPLACEMENT RESERVE:                 $1,000,000

   TI/LC RESERVE:                       $1,043,734

   FF&E RESERVE:                        $1,000,000

   FREE RENT RESERVE:                   $432,959

 ONGOING MONTHLY RESERVES:

  TAX/INSURANCE RESERVE:                Yes

   REPLACEMENT RESERVE:                 $3,101

   TI/LC RESERVE:                       $20,733

   FF&E RESERVE:                        4% of Operating Income from
                                        hotel component of
                                        collateral.

 LOCKBOX:                               Hard
--------------------------------------------------------------------------------
(1)  Refers to the Senior Component only.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 WHOLE LOAN CUT-OFF DATE BALANCE:               $82,500,000

 SENIOR COMPONENT CUT-OFF DATE BALANCE:         $77,000,000

 SUBORDINATE COMPONENT CUT-OFF
 DATE BALANCE(A):                               $ 5,500,000

 SENIOR COMPONENT
 SHADOW RATING (S&P/MOODY'S):                   BBB--/Baa2

 SUBORDINATE COMPONENT
 SHADOW RATING (MOODY'S):                           Baa3

                               WHOLE LOAN          WHOLE LOAN
                              (EXCLUDING           (INCLUDING
                              SUBORDINATE          SUBORDINATE
                               COMPONENT)          COMPONENT)
                               ----------          ----------
 CUT-OFF DATE LTV:               45.7%               48.9%
 MATURITY DATE LTV:              43.0%               46.1%
 UNDERWRITTEN DSCR:              2.37x               2.22x
 MORTGAGE RATE(B):               5.426%              5.399%
--------------------------------------------------------------------------------

(a)  The Subordinate Component is included in the trust but does not back any certificates other than the Class CS Certificates.

(b)  The interest rate was rounded to three decimal places. The interest rate on the Senior Component is 5.426% and the interest rate on the Subordinate
     Component is 5.027%.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                       Class A Mixed-Use
                                      Development

 PROPERTY SUB-TYPE:                   Hotel-Office-Retail

 LOCATION:                            Cambridge, MA

 YEAR BUILT/RENOVATED:                1985/2003

 KEYS:                                293

 NET RENTABLE SQUARE FEET:            109,295 (office)
                                      39,550 (retail)

 CUT-OFF BALANCE PER KEY:             $262,799*

 OCCUPANCY AS OF 9/30/04:             70.2% Hotel
                                      97.2% Office-Retail

 OWNERSHIP INTEREST:                  Fee

 PROPERTY MANAGEMENT:                 Cambridge Hotel
                                      Associates (Hotel);
                                      Carpenter & Company, Inc.
                                      (Office-Retail);
                                      Propark, Inc. (Parking)

 U/W NET CASH FLOW:                   $13,352,532

 APPRAISED VALUE:
   Hotel:                             $106,400,000
   Office:                             $22,300,000
   Retail:                             $10,600,000
   Garage:                             $29,300,000
                                      ------------
 TOTAL:                               $168,600,000
--------------------------------------------------------------------------------
*    Based on the Senior Component Balance.

                                      E-9

--------------------------------------------------------------------------------
                                 CHARLES SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                                           FULL YEAR         FULL YEAR         FULL YEAR
                                   UNDERWRITTEN(1)    TTM 9/30/04(2)      (12/31/03)        (12/31/02)        (12/31/01)
                                   ---------------    --------------      ----------        ----------        ----------

 EFFECTIVE GROSS INCOME
  Hotel ........................    $ 20,154,591       $ 20,154,591      $ 15,955,759      $ 16,194,977      $ 19,452,250
  Office/Retail/Garage .........    $  8,822,969       $  7,836,255      $  7,692,442      $  8,561,634      $  8,559,164
 TOTAL EXPENSES
  Hotel ........................    $  9,641,543       $  9,641,543      $  8,898,943      $  8,625,039      $  9,187,609
  Office/Retail/Garage .........    $  4,198,483       $  4,153,704      $  3,998,043      $  3,952,169      $  3,521,573
 NET OPERATING INCOME (NOI)
  Hotel ........................    $ 10,513,048       $ 10,513,048      $  7,056,816      $  7,569,938      $ 10,264,641
  Office/Retail/Garage .........    $  4,624,487       $  3,682,551      $  3,694,399      $  4,609,465      $  5,037,591
 CASH FLOW (CF)
  Hotel ........................    $  9,009,705       $  9,009,705      $  5,730,080      $  6,233,522      $  8,776,605
  Office/Retail/Garage .........    $  4,342,826       $  3,682,551      $  3,694,399      $  4,609,465      $  5,037,591
 DSCR ON NOI(3) ................           2.69x              2.53x             1.91x             2.17x             2.72x
 DSCR ON CF(3) .................           2.38x              2.26x             1.68x             1.93x             2.46x
---------------------------------------------------------------------------------------------------------------------------

(1)   Underwritten financial information includes hotel data based on TTM as of
      September 2004.
(2)   TTM includes as of September 30, 2004 data for hotel and as of August 31,
      2004 data for office/retail/garage.
(3)   Based on the Senior Component Balance.

--------------------------------------------------------------------------------
                             HISTORICAL PERFORMANCE
--------------------------------------------------------------------------------

KEY FIGURES                          1999           2000          2001          2002          2003         TTM 9/04        U/W(1)
-----------                          ----           ----          ----          ----          ----         --------        ------

 HOTEL:
  Occupancy: ...................        81.1%          80.1%         70.5%         67.9%         67.1%          70.2%          70.2%
  ADR: ......................... $       227    $       258   $       252   $       229    $      210    $       236    $       236
  RevPAR: ...................... $       184    $       207   $       177   $       155    $      141    $       165    $       165
  Net Cash Flow: ............... $10,683,674    $12,875,045   $ 8,776,605   $ 6,233,522    $5,730,080    $ 9,009,705    $ 9,009,705
 OFFICE, RETAIL, PKG:
  Office Occupancy: ............                         96%           96%           95%           77%            96%            96%
  Retail Occupancy: ............                        100%          100%          100%          100%           100%           100%
  Net Cash Flow: ............... $ 4,254,065    $ 4,928,435   $ 5,037,591   $ 4,609,465    $3,694,399    $ 3,682,551    $ 4,342,826
                                 -----------    -----------   -----------   -----------    ----------    -----------    -----------
  TOTAL NET CASH FLOW: ......... $14,937,739    $17,803,480   $13,814,197   $10,842,987    $9,424,479    $12,692,256    $13,352,532
------------------------------------------------------------------------------------------------------------------------------------

(1)  Underwritten financial information includes hotel data based on TTM as of
     September 2004.

--------------------------------------------------------------------------------
                               TENANT INFORMATION
--------------------------------------------------------------------------------

                                                                                                                 %
                                                 RATINGS       TOTAL       % OF                 POTENTIAL    POTENTIAL     LEASE
 TOP TENANTS                                   S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF       RENT         RENT     EXPIRATION
 -----------                                   -----------   ---------   --------   --------       ----         ----     ----------

 Gradient Corporation .......................   Not Rated     21,550       14.5%    $ 28.00     $  603,400      15.1%    12/31/2009
 Lexecon ....................................   Not Rated     21,550       14.5     $ 21.00        452,550      11.3     10/31/2007
 Institute for Healthcare Improvement(1).....   Not Rated     17,456       11.7     $ 30.00        523,680      13.1      1/31/2012
                                                              ------       ----                 ----------      ----
 TOTAL ......................................                 60,556       40.7%                $1,579,630      39.5%
------------------------------------------------------------------------------------------------------------------------------------

(1)  The lease to Institute for Healthcare Improvement requires the tenant to take occupancy on the earlier of (a) three months after substantial completion of tenant's work and (b) February 1, 2005. According to the borrower, the tenant's work is substantially complete and a move-in date prior to December 15th, 2004 is projected.

                                      E-10

--------------------------------------------------------------------------------
                                 CHARLES SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------

                      # OF LEASES   EXPIRING     % OF     CUMULATIVE     CUMULATIVE     BASE RENT
YEAR OF EXPIRATION     EXPIRING      SF(1)     TOTAL SF    TOTAL SF    % OF TOTAL SF    EXPIRING
------------------     --------      -----     --------    --------    -------------    --------

 2005 ..............        2           564        0.4%         564          0.4%      $   34,400
 2007 ..............        2        24,968       16.8       25,532         17.2%      $  577,580
 2008 ..............        1           710        0.5       26,242         17.6%      $   29,110
 2009 ..............       10        80,135       53.8      106,378         71.5%      $2,318,777
 2010 ..............        1         6,262        4.2      112,640         75.7%      $  244,218
 2012 ..............        1        17,456       11.7      130,096         87.4%      $  523,680
 2018 ..............        4        11,480        7.7      141,576         95.1%      $  272,383
 2023 ..............        1           489        0.3      142,065         95.4%
 2024 ..............        2         1,265        0.8      143,330         96.3%
 2028 ..............        1         1,290        0.9      144,620         97.2%
 Vacant ............                  4,225        2.8      148,845        100.0%
                           --        ------      -----
 TOTAL .............       25       148,845      100.0%
-------------------------------------------------------------------------------------------------

(1)  Expiring square footage includes approximately 16,505 square feet of space
     (restaurant, bar, common area) leased to tenants affiliated with the borrower which do not pay base rent.

                                      E-11

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                                 CHARLES SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The property is 97.2% leased by 25 tenants (17 office and 8 retail) at an average lease rate of $27.66 per square foot. The three largest tenants representing 40.7% of the total net rentable area, are:

   o Gradient Corporation (Office) (Not Rated) Gradient Corporation occupies
     21,550 square feet (14.5% of net rentable area, lease expiration in 2009)
     at a rental rate of $28.00 per square foot. Gradient Corporation is a consulting firm which specializes in risk and environmental sciences.
     Gradient presents talks, peer-reviewed technical papers, textbook material,
     Congressional testimony, and serves on agency advisory boards. Gradient also prepares a quarterly newsletter, each focusing on a timely topic of importance to both industry and regulators.

   o Lexecon (Office) (Not Rated) Lexecon occupies 21,550 square feet (14.5% of net rentable area, lease expiration in 2007) at a rental rate of $21.00 per square foot. Lexecon Inc. is an economics consulting firm that provides law firm, corporate, and government clients with analysis of complex economic issues for use in legal and regulatory proceedings, strategic decisions, and public policy debates. The Harvard Square office, formerly The
     Economics Resource Group, Inc., was founded in 1990 by Joseph P. Kalt.
     Foundation Professor of International Political Economy at the John F.
     Kennedy School of Government, Harvard University and joined Lexecon in July
     1999. Lexecon's parent company is FTI Consulting, Inc.

   o Institute for Healthcare Improvement (Office) (Not Rated) The Institute for
     Healthcare Improvement occupies 17,456 square feet (11.7% of net rentable area, lease expiration in 2012) at a rental rate of $30.00 per square foot.
     The Institute for Healthcare Improvement is a not-for-profit organization driving the improvement of health by advancing the quality and value of health care.

Other tenants include:

   o Wellbridge Athletic Club (Retail) (Not Rated) The Wellbridge Athletic Club
     occupies 9,833 square feet (6.6% of net rentable area, lease expiration in
     2009) at a rental rate of $31.13 per square foot. Wellbridge Athletic Club is an upscale athletic club chain offering fitness programs for people of all ages and interests. Facilities include cardiovascular equipment, weight training equipment, an indoor pool, a group exercise studio, a whirlpool, a steam room, and locker rooms.

   o Legal Sea Foods Inc. (Retail) (Not Rated) Legal Sea Foods Inc. occupies
     6,409 square feet (4.3% of net rentable area, lease expiration in 2018) at a rental rate of $42.50 per square foot. For over 50 years, Legal Sea Foods has been dedicated to serving the freshest fish in the seafood industry.
     The Charles Square location features low ceilings that create a tavern feel, and finishes include stone, brick, dark oak, stucco, and
     Mission-style copper light fixtures. The restaurant also has a separate dedicated "Take-Out" storefront immediately adjacent to the restaurant.

   o Le Pli Salon & Day Spa (Retail) (Not Rated) Le Pli occupies 2,534 square feet (1.7% of net rentable area, lease expiration in 2009) at a rental rate of $41.38 per square foot. Le Pli, in Cambridge since 1968, opened their
     Charles Square spa in 1985. Le Pli has won awards for its excellence, and has been featured in Vogue, Newsweek, and Town & Country. Le Pli's philosophy is to bring its clients the most innovative techniques in hair and spa services, with strong emphasis on service.
--------------------------------------------------------------------------------

                                      E-12

--------------------------------------------------------------------------------
                                 CHARLES SQUARE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

   o The Charles Square Mortgage loan is a $77.0 million loan secured by the borrower's fee simple interest in the Class A mixed use facility known as
     Charles Square, located in Cambridge, Massachusetts. The loan is also secured by a pledge of limited partnership interests in the Hotel Manager made by Carpenter Associates, Intercorp Limited Partnership and F&H Realty
     LLC, each affiliated with the borrower.

   o The Charles Square Mortgage loan is divided into a Senior Component and a
     Subordinate Component as further described herein.

   o As will be set forth in more detail in the preliminary prospectus supplement, the holder of the Class CS Certificates that is entitled to payments solely from the Charles Square Mortgage loan will be entitled in certain instances to exercise rights analogous to the rights of the
     Directing Certificateholder solely with respect to the Charles Square
     Mortgage loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the Charles Square Mortgage loan. In addition, such holder may (but is not obligated to) purchase the Charles Square Mortgage loan, if the Mortgage loan is then considered a "Defaulted Mortgage Loan" as more particularly described in the preliminary prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer
     (or the Master Servicer or Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) if the Special Servicer has not determined its fair value, the unpaid principal balance, plus accrued and unpaid interest on such balance, all unrelated unreimbursed advances (with interest, if any), and all accrued special servicing fees and additional trust fund expenses.

THE BORROWER:

   o The borrower is comprised of KSA Realty Trust and Charles Square Cambridge
     LLC, each of which is a bankruptcy-remote, single- purpose entity. The borrower is sponsored by John L. Hall II, and Richard L. Friedman
     (Carpenter & Company, Inc.), a real estate firm that develops hotel, retail and mixed use properties. The fixed rate loan has a term of 60 months (5 years), is interest-only for the first 24 months and thereafter amortizes on a 25-year schedule.

   o Carpenter and Company, Inc. developed the property in 1985 and renovated the project in 1998-1999 at a cost of over $4 million. Former retail space was converted to the current Pavilion conference center. In 2003, the borrower invested an additional $7.5 million to renovate the property.
     Incorporated in 1973 by Richard Friedman, the current President and CEO,
     Carpenter & Company has maintained a very successful record in the development and management of large commercial facilities throughout the country. Carpenter & Company, Inc. specializes in mixed-use development projects. Past projects, which were developed by the sponsor and are similar to Charles Square, include the Logan Airport Hilton in Boston,
     Massachusetts (599 rooms), the Hyatt Regency in Cambridge, Massachusetts
     (469 rooms) and the Sheraton Headquarters Hotel at the Boston Convention
     and Exhibition Center in South Boston, Massachusetts (1,200 rooms).
     Carpenter & Company, Inc. is currently active in other hotel developments in Boston, such as the current conversion of the famous "Charles St. Jail,"
     located near Beacon Hill, which will be converted into a hotel and is scheduled to open in 2005 and contain 310 rooms. Richard Friedman is a repeat sponsor of a Deutsche Bank borrower.

THE PROPERTY:

   o Charles Square, located in the Harvard Square neighborhood in Cambridge,
     Massachusetts, is approximately 2 1/2 miles from Boston and less than
     5-miles from Boston's Logan Airport. Charles Square is a Class A property consisting of a 293-key full service hotel, 109,295 square feet of office space, 29,739 square feet of retail space, the 9,811 square feet Pavilion
     Conference Center and a 568-car subterranean parking facility. Underwritten net cash flow attributable to the hotel portion accounts for approximately
     67% of the overall underwritten net cash flow for the property. There is also a residential component, consisting of 87 condominiums, which does not serve as collateral for the loan.

   o The hotel is known as "The Charles Hotel in Harvard Square". The property underwent a $4 million renovation in 1998 and a $7.5 million renovation in
     2003. The hotel's amenities include: (i) 293 rooms, (including 43 suites and one presidential suite), (ii) over 13,000 square feet of meeting and ballroom space, including a grand ballroom and the Pavilion Conference
     Center, (iii) three restaurants (Legal Sea Foods, Rialto and Henrietta's
     Table), (iv) Le Pli Day Spa, and (v) a full service, over 9,500 square foot fitness facility known as the Wellbridge Athletic Club. In addition, the hotel is equipped with a concierge, valet parking, Avis car rental, teleconferencing, laptop rental and laundry facilities.

   o The primary market area servicing the property is Cambridge, Massachusetts.
     Principal hotel usage is university related due to its close proximity to
     Harvard and Massachusetts Institute of Technology, and some usage also comes from Boston College, across the Charles River in Newton,
     Massachusetts. The Charles Hotel attracts students' relatives, university speakers and dignitaries to the university, especially the John F. Kennedy
     School of Government which is a direct neighbor of the property. The area in which the property is situated is known as the Harvard Square area of
     Mid Cambridge. Harvard Square consists primarily of retail and office buildings with some industrial uses interspersed throughout the area. In many of the neighborhood office buildings, retail uses occupy the first floor. Harvard Square is considered one of the premier retail locations within the Greater Boston area due to the heavy pedestrian traffic from both nearby students (Harvard College and Massachusetts Institute of
     Technology) as well as tourists. In addition, there is a large regional mall within the East Cambridge area known as the Cambridge-side Galleria.
--------------------------------------------------------------------------------

                                      E-13

--------------------------------------------------------------------------------
                                 CHARLES SQUARE
--------------------------------------------------------------------------------

   o The office portion of the property contains 109,295 square feet of net rentable area, which is 96.1% occupied. Office, retail and parking garage revenue accounts for 33% of Charles Square's total underwritten net cash flow. In-place rents at the property average $26.83 per square foot for office (compared to $33.00 per square foot for the office market average)
     and $29.77 per square foot for retail space (compared to $30.00 per square foot for the retail market average). The office portion of the property recently experienced a significant amount of rollover (2002: 33.5% and
     2003: 21.1%), however, the property was promptly re-leased as noted by
     Gradient Corporation's recent execution of a 5 1/2 year lease for 21,550 square feet at a rental rate of $28.00 per square foot, and the Institute for Healthcare Improvement's execution of an eight-year lease for 17,456 square feet at a rental rate of $30.00 per square foot. These two new leases result in a current office occupancy rate of 96.1% (compared to 77%
     in year end 2003). There are currently two available office spaces in the building, totaling 4,225 square feet (portions are located on both the 2nd and 4th floors).

   o The property features two award-winning restaurants, a Northeast seafood chain and two bars. The Henrietta's Table (Hotel), Rialto (Hotel) and Legal
     Sea Foods (Retail) restaurants all generate significant revenue for the property. The property also includes the Regattabar Jazz Club, various outdoor seating venues and a public use courtyard. The hotel portion of the property benefits from diversified revenue (47.2% allocable to rooms and
     49.2% allocable to food and beverage).

PROPERTY MANAGEMENT:

   o The Charles Hotel in Harvard Square is managed by Cambridge Hotel
     Associates, which is a joint venture between Carpenter & Company, Inc. and
     Interstate Hotels (acquired by MeriStar Hospitality in May 2002). The office facility is managed by Carpenter and Company, Inc. and the parking garage is managed by Propark, Inc., a national parking garage operator.

   o MeriStar (NYSE:"MHX"), based in Arlington, Virginia, is the third largest hotel REIT. MeriStar was founded in August, 1998 through the merger of
     CapStar Hotel Company and American General Hospitality. Even though
     MeriStar and Interstate Hotels & Resorts operate independently, they are affiliates as evidenced by an intercompany agreement. Additionally,
     Interstate Hotels & Resorts (NYSE:"IHR") operates all but one of MeriStar's properties. MeriStar's portfolio consists of 76 full-service hotels and resorts located throughout 22 states, the District of Columbia and Canada, with a total of 21,210 rooms. The franchise affiliations of these hotels and resorts include: the Ritz Carlton, Hilton, Radisson, Sheraton,
     Marriott, Embassy Suites, Westin and Doubletree. As of June 30, 2004,
     MeriStar's market capitalization was $615 million.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

   o There is an existing $43,500,000 mezzanine loan.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

   o Not Allowed.
--------------------------------------------------------------------------------

                                      E-14

--------------------------------------------------------------------------------
                         SIMON -- CHELTENHAM SQUARE MALL
--------------------------------------------------------------------------------

SIMON -- CHELTENHAM SQUARE MALL

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                         BofA

 ORIGINAL PRINCIPAL BALANCE:          $54,941,036

 FIRST PAYMENT DATE:                  August 1, 2004

 TERM/AMORTIZATION:                   120/360 months

 INTEREST ONLY PERIOD:                60 months

 MATURITY DATE:                       July 1, 2014

 EXPECTED MATURITY BALANCE:           $51,393,858

 BORROWING ENTITY:                    Cheltenham Square, L.P.

 INTEREST CALCULATION:                Actual/360

 CALL PROTECTION:                     Lockout/Defeasance:
                                      113 payments
                                      Open: 7 payments

 LOCKBOX:                             Hard
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                  $54,941,036

 CUT-OFF DATE LTV:                      76.8%

 MATURITY DATE LTV:                     71.9%

 UNDERWRITTEN DSCR:                     1.22x

 MORTGAGE RATE:                         5.890%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                        Retail

 PROPERTY SUB-TYPE:                    Anchored

 LOCATION:                             Philadelphia, PA

 YEAR BUILT/RENOVATED:                 1954/1981

 NET RENTABLE SQUARE FEET:             423,440

 CUT-OFF BALANCE PER SF:               $130

 OCCUPANCY AS OF 10/14/2004:           92.1%

 OWNERSHIP INTEREST:                   Fee/Leasehold

 PROPERTY MANAGEMENT:                  Simon Management
                                       Associates, LLC

 U/W NET CASH FLOW:                    $4,746,367

 APPRAISED VALUE:                      $71,500,000
--------------------------------------------------------------------------------

                                      E-15

--------------------------------------------------------------------------------
                         SIMON -- CHELTENHAM SQUARE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

                                                            ANNUALIZED
                                                           MOST RECENT       FULL YEAR
                                          UNDERWRITTEN      (6/30/04)       (12/31/03)
                                          ------------      ---------       ----------

 Effective Gross Income.. .............   $ 10,481,229     $ 9,951,558     $ 10,339,521
 Total Expenses. ......................   $  5,437,376     $ 5,379,850     $  5,296,589
 Net Operating Income (NOI).. .........   $  5,043,853     $ 4,571,708     $  5,042,932
 Cash Flow (CF). ......................   $  4,746,367     $ 4,571,708     $  5,042,932
 DSCR on NOI. .........................          1.29x           1.17x            1.29x
 DSCR on CF.. .........................          1.22x           1.17x            1.29x
-----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               TENANT INFORMATION
--------------------------------------------------------------------------------

                              RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TOP TENANTS                 S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
-----------                 -----------   ---------   --------   --------       ----          ----      ----------

 Burlington Coat Factory .   Not Rated      80,100       18.9%   $  3.75    $  300,375         4.8%     2/28/2007
 Shop Rite ...............   Not Rated      72,200       17.1    $  8.48       612,360         9.9      3/31/2015
 United Artist Theatre ...   Not Rated      38,849        9.2    $ 12.41       481,943         7.8      8/31/2009
 Seaman's Furniture ......   Not Rated      30,223        7.1    $  8.01       242,000         3.9      9/30/2009
                                            ------       ----               ----------        ----
 TOTAL ...................                 221,372       52.3%              $1,636,678        26.3%
------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------

                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
------------------        --------         --        --------      --------      -------------       --------

 2004 ..............          1           1,484          0.4%         1,484            0.4%        $   40,000
 2005 ..............         14          29,823          7.0         31,307            7.4%        $  501,569
 2006 ..............         11          29,617          7.0         60,924           14.4%        $  513,455
 2007 ..............          6          89,123         21.0        150,047           35.4%        $  572,806
 2008 ..............         12          29,238          6.9        179,285           42.3%        $  645,299
 2009 ..............         16         109,698         25.9        288,983           68.2%        $1,542,798
 2010 ..............          4          11,977          2.8        300,960           71.1%        $  189,362
 2011 ..............          2           3,365          0.8        304,325           71.9%        $   75,000
 2012 ..............          1           3,392          0.8        307,717           72.7%        $   54,400
 2013 ..............          3          16,245          3.8        323,962           76.5%        $  415,168
 2014 ..............          3          14,673          3.5        338,635           80.0%        $  251,612
 2015 ..............          1          72,200         17.1        410,835           97.0%        $  612,360
 Vacant ............                     12,605          3.0        423,440          100.0%
                             --         -------        -----
 TOTAL .............         74         423,440        100.0%
--------------------------------------------------------------------------------------------------------------

                                      E-16

--------------------------------------------------------------------------------
                         SIMON -- CHELTENHAM SQUARE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The Simon -- Cheltenham Square Mall Mortgaged Property is 92.1% leased (on total owned gross leasable area) by a mix of national, regional, and local tenants, including four anchor tenants and approximately 73 in-line and freestanding tenants. The Simon -- Cheltenham Square Mall Mortgaged Property has two anchors and is shadow-anchored by Home Depot and Value City who own their respective stores. The stores aggregate 215,966 square feet and are subject to a ground lease with the related borrower. The Home Depot is not connected to the mall.
The four largest tenants, representing 52.3% of total owned gross leasable area, are:

   o Burlington Coat Factory Warehouse Corporation (NYSE: "BCF") (Not Rated), a
     national department store retail chain, occupies 80,100 square feet (18.9%)
     on an original five-year lease extended for a five-year period expiring in
     February 2007 with no remaining renewal options. Founded in 1972 and headquartered in Burlington, New Jersey, Burlington Coat Factory offers current, designer merchandise at discounted prices compared to other department store prices. Its stores feature outerwear, apparel, shoes, accessories for the entire family, baby clothes, furniture, toys, home decor items, and gifts. As of September 21, 2004, Burlington Coat Factory operated 350 stores in 42 states nationwide. For the fiscal year ended May
     29, 2004, Burlington Coat Factory reported revenues of $2.9 billion and net income of $67.6 million. As of May 29, 2004, the company reported total assets of $1.6 billion and stockholders' equity of $855.9 million.

   o ShopRite (Not Rated), a regional grocery store chain, occupies 72,200 square feet (17.1%) on a 20-year lease expiring in March 2015 with four, five-year renewal options. Established in 1951 and headquartered in
     Elizabeth, New Jersey, ShopRite is the largest retailer-owned cooperative in the United States and the largest employer in New Jersey. The cooperative is comprised of 43 members who individually own and operate supermarkets under the ShopRite banner. Today, the 190 ShopRite stores in
     New Jersey, New York, Connecticut, Pennsylvania and Delaware as well as
     Wakefern Food Corporation, the merchandising and distribution arm of the company, employ more than 50,000 people.

   o United Artist Theatre Circuit, Inc. ("UATC") (Not Rated), a movie theater operator, occupies 38,849 square feet (9.2%) on a 21-year lease expiring in
     August 2009 with no renewal options. United Artist Theatre is part of
     Knoxville, Tennessee-based Regal Entertainment Group (NYSE: "RGC") ("RGC"), the largest motion picture exhibitor in the world. RGC's theatre circuit, comprising Regal Cinemas, United Artist Theatre and Edwards Theatres,
     operates 6,119 screens in 562 locations in 39 states. This geographically diverse circuit represents over 20% of domestic box office receipts and includes theatres in 46 of the top 50 U.S. Designated Market Areas as well as locations in many growing suburban markets. For the fiscal year ended
     January 1, 2004, Regal Entertainment Group reported revenues of $2.5 billion and net income of $185.4 million. As of July 1, 2004, Regal
     Entertainment Group reported total assets of $2.5 billion and stockholders'
     equity of $79.5 million. As of July 1, 2004, UATC operated 904 screens in
     114 theatres in 21 states. As of July 1, 2004, United Artist Theatre
     Circuit, Inc. reported total assets of $173.8 million and stockholders'
     equity of $109.9 million.

   o Seaman's Furniture (Not Rated), a regional furniture retail chain, occupies
     30,223 square feet (7.1%) on a five-year lease expiring in September 2009 with two, three-year renewal options. Founded in 1933 and headquartered on
     Long Island, New York, Seaman Furniture Company Inc. operates 43 mainline showrooms, 10 Seaman's Kids stores and 6 clearance centers in the states of
     New York, New Jersey, Connecticut, and Pennsylvania. Seaman's employs more than 2,100 associates. As it is privately held, Seaman's does not report financial information on a company-wide basis.

THE SIGNIFICANT GROUND LESSEES ARE:

   o Value City Department Store (Not Rated) occupies approximately 85,000 square feet on a ground lease dated September 30, 1980 extending for thirty years, with six, ten-year renewal option. The company is headquartered in
     Columbus, Ohio, originated in 1917 and has 9,000 employees operating 110 stores in 15 states. Retail Ventures, Inc. (NYSE: "RVI")(Not Rated)
     formerly Value City Department Stores, has three operating segments, Value
     City Department Stores (Value City), DSW Shoe Warehouse Inc. (DSW) and
     Filene's Basement Inc. Retail Ventures, Inc. reported net sales for the fourth quarter 2003 of $720.4 million.

   o Home Depot U.S.A., Inc. (NYSE: "HD"; rated "AA" by S&P and "Aa3" by
     Moody's) a home supply retailer, owns its store, which is approximately
     131,418 square feet, 20,796 square feet of which is used as an outdoor garden center. The ground lease, dated May 1994, carries a 15-year term with nine, five-year options to renew. Home Depot is headquartered in
     Atlanta, Georgia and operates more than 1,707 stores across the United
     States, Canada and Mexico. The company with 299,000 employees, is the world's largest home improvement retailer, the second largest retailer in the United States and the third largest retailer on a global basis. As of the first quarter 2004, Home Depot reported net earnings of $1.1 billion.
--------------------------------------------------------------------------------

                                      E-17

--------------------------------------------------------------------------------
                         SIMON -- CHELTENHAM SQUARE MALL
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

   o The Simon -- Cheltenham Square Mall Mortgage Loan is secured by a first mortgage on a 423,440 square foot portion of Cheltenham Square Mall, a
     639,406 square foot regional mall located in Philadelphia, Pennsylvania.

THE BORROWER:

   o The borrower, Cheltenham Square, L.P. (the "Simon -- Cheltenham Square Mall
     Borrower"), is a single-purpose, bankruptcy-remote entity with at least two independent managers for which Simon -- Cheltenham Square Mall Borrower's legal counsel has delivered a non-consolidation opinion at loan closing.
     The Simon -- Cheltenham Square Mall Borrower is 99.5% owned by its sole limited partner, Simon Capital Limited Partnership, a Delaware limited partnership and CS Company, LLC owns 0.5% and is the sole general partner.
     There is no borrower principal.

   o The Simon -- Cheltenham Square Mall Borrower is sponsored by Simon Property
     Group, Inc. (NYSE: "SPG") (Rated "BBB+" by S&P and "Baa" by Moody's),
     ("SPG"), an Indianapolis-based real estate investment trust (a "REIT")
     primarily engaged in the ownership, operation, leasing, management, acquisition, expansion and development of primarily regional malls and community shopping centers. SPG is the largest publicly traded retail real estate company in North America with a total market capitalization of approximately $34 billion as of October 14, 2004. As of September 30, 2004,
     SPG owned or held an interest in 301 properties in North America containing an aggregate of 204 million square feet of gross leasable area, which consisted of 173 regional malls, 67 community shopping centers, and four office and mixed-use properties in 37 states plus Canada and Puerto Rico.
     SPG also owns interests in three parcels of land held for future development and has ownership interests in 48 shopping centers in Europe.
     For the year ended December 31, 2003, SPG had total revenues of $2.3 billion and net income of $368.7 million. As of June 30, 2004, SPG reported liquidity of $519.1 million, total assets of $16.3 billion, and shareholders' equity of $3.2 billion.

THE PROPERTY:

   o The collateral for the Simon -- Cheltenham Square Mall Mortgage Loan
     consists of the fee simple interest in a 423,440 square foot portion of a regional mall totaling 639,406 gross leasable square feet. The Simon --
     Cheltenham Square Mall Mortgaged Property was completed in 1954, renovated in the 1980's and 1990's, and is situated on 64.9 acres at Washington Lane and Cheltenham Avenue in Philadelphia, Pennsylvania.

   o The Simon -- Cheltenham Square Mall Borrower, at its sole cost and expense, is required to keep the Simon -- Cheltenham Square Mall Mortgaged Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy. The Simon --
     Cheltenham Square Mall Borrower is also required to maintain a comprehensive all risk insurance policy without an exclusion for acts of terrorism.

PROPERTY MANAGEMENT:

   o Simon Management Associates, LLC ("SMA"), an affiliate of the Simon -
     Cheltenham Square Mall Borrower, manages the Simon -- Cheltenham Square
     Mall Mortgaged Property. Headquartered in Indianapolis, Indiana and in
     business for approximately 44 years, SMA is a wholly owned subsidiary of
     Simon Property Group, L.P., a majority-owned partnership subsidiary of SPG that owns all but one of SPG's real estate properties. SMA provides day-to-day property management functions including leasing, management and development services to most of the SPG properties.

CURRENT MEZZANINE OR SUBORDINATE INDEBTENESS:

   o None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

   o Not allowed.
--------------------------------------------------------------------------------

                                      E-18

--------------------------------------------------------------------------------
                                  RENTAR PLAZA
--------------------------------------------------------------------------------

RENTAR PLAZA

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                           GACC

 ORIGINAL PRINCIPAL BALANCE(1):         $52,000,000

 FIRST PAYMENT DATE:                    October 1, 2004

 TERM/AMORTIZATION:                     60/0 months

 INTEREST ONLY PERIOD:                  60 months

 MATURITY DATE:                         September 1, 2009

 EXPECTED MATURITY BALANCE:             $52,000,000

 BORROWING ENTITY:                      Vertical Industrial Park
                                        Associates

 INTEREST CALCULATION:                  Actual/360

 CALL PROTECTION:                       Lockout/defeasance:
                                        56 payments
                                        Open: 4 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:               Yes

   REPLACEMENT RESERVE:                 $55,290

   TI/LC RESERVE:                       $670,000

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:               Yes

   REPLACEMENT RESERVE:                 $14,364

   TI/LC RESERVE:                       $13,000

 LOCKBOX:                               Soft at Closing/Springing
                                        Hard
--------------------------------------------------------------------------------
(1)  Refers to the Senior Component only.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 WHOLE LOAN CUT-OFF DATE BALANCE:               $66,000,000

 SENIOR COMPONENT CUT-OFF DATE BALANCE:         $52,000,000

 SUBORDINATE COMPONENT CUT-OFF DATE
 BALANCE(A):                                    $14,000,000

 SENIOR COMPONENT SHADOW
 RATING (S&P/MOODY'S):                          BBB--/A2

 SUBORDINATE COMPONENT
 SHADOW RATING (MOODY'S):      RP-1: A3         $5,029,000
                               RP-2: Baa1       $3,770,000
                               RP-3: Baa2       $2,828,000
                               RP-4: Baa3       $2,373,000
                                 TOTAL          $14,000,000

                               WHOLE LOAN        WHOLE LOAN
                              (EXCLUDING        (INCLUDING
                              SUBORDINATE       SUBORDINATE
                               COMPONENT)        COMPONENT)
                               ----------        ----------
 CUT-OFF DATE LTV:               52.5%              66.7%
 MATURITY DATE LTV:              52.5%              66.7%
 UNDERWRITTEN DSCR:              3.10x             2.45x
 MORTGAGE RATE(B):              4.669%             4.660%
--------------------------------------------------------------------------------

(a)  The Subordinate Components are included in the trust but do not back any certificates other than the Class RP Certificates.

(b)  The interest rates were rounded to three decimal places. The interest rate reflects the interest rate on the Rentar Plaza Whole Loan. The interest rate on the Senior Component is 4.669% and the interest rates on the
     Subordinate Components are 4.430%, 4.607%, 4.656% and 5.048% for the Class
     RP-1, Class RP-2, Class RP-3 and Class RP-4 Certificates, respectively.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                   Mixed-Use

 PROPERTY SUB-TYPE:               Retail: 40.3%
                                  Industrial-Warehouse: 59.7%

 LOCATION:                        Middle Village, Queens, NY

 YEAR BUILT/RENOVATED:            1973/2002

 NET RENTABLE SQUARE FEET:        1,567,208

 CUT-OFF BALANCE PER SF:          $33*

 OCCUPANCY AS OF 10/22/04:        100%

 OWNERSHIP INTEREST:              Fee

 PROPERTY MANAGEMENT:             Rentars Development Corp.

 U/W NET CASH FLOW:               $7,637,753

 APPRAISED VALUE:                 $99,000,000
--------------------------------------------------------------------------------

*    Based on the Senior Component Balance.

                                      E-19

--------------------------------------------------------------------------------
                                  RENTAR PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                                                FULL YEAR          FULL YEAR          FULL YEAR
                                           UNDERWRITTEN        (12/31/03)         (12/31/02)         (12/31/01)
                                           ------------       ------------       ------------       ------------

 Effective Gross Income. .............     $ 16,527,018       $ 15,153,517       $ 14,768,887       $ 14,648,239
 Total Expenses ......................     $  8,569,086       $  8,151,295       $  7,635,080       $  7,576,132
 Net Operating Income (NOI). .........     $  7,957,932       $  7,002,222       $  7,133,807       $  7,072,107
 Cash Flow (CF) ......................     $  7,637,753       $  7,002,222       $  7,133,807       $  7,072,107
 DSCR on NOI(1) ......................            3.23x              2.85x              2.90x              2.88x
 DSCR on CF(1). ......................            3.10x              2.85x              2.90x              2.88x
-----------------------------------------------------------------------------------------------------------------

(1)  Based on the Rentar Plaza Senior Component Balance.

--------------------------------------------------------------------------------
                               TENANT INFORMATION
--------------------------------------------------------------------------------

                                                            UNIT                   RATINGS            TOTAL
TOP TENANTS                                                 TYPE                 S&P/MOODY'S        TENANT SF
---------------------------------------------      ----------------------      --------------      -----------

 City of NY-General Services Association.....       Industrial-Warehouse        Not Rated/A2          486,115
 Middle Village Associates(1) ...............              Retail                 Not Rated           265,000
 Levitz Furniture Corporation ...............              Retail                 Not Rated           174,000
 K-mart Corporation .........................              Retail                 Not Rated           146,821
 City of NY-Dept of Transportation(2) .......       Industrial-Warehouse        Not Rated/A2          120,000
 Metropolitan Museum of Art .................       Industrial-Warehouse          Not Rated           108,650
 Abco Refrigeration Supply Corp .............       Industrial-Warehouse          Not Rated            86,500
 Pfizer,Inc. ................................       Industrial-Warehouse           AAA/Aaa             66,000
 Toys "R" Us ................................              Retail                  BB/Ba2              45,644
 City of NY-Dept of Corrections .............       Industrial-Warehouse          Not Rated            38,478
 Decrotex, Inc. .............................       Industrial-Warehouse          Not Rated            30,000
                                                                                                      -------
 TOTAL ......................................                                                       1,567,208
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
                                                  % OF                     ANNUAL      % ANNUAL       LEASE
TOP TENANTS                                     TOTAL SF    RENT PSF        RENT         RENT       EXPIRATION
---------------------------------------------  ----------  ----------  -------------  ----------  -------------

 City of NY-General Services Association.....      31.0%    $  4.50     $ 2,187,518       21.9%      2/9/2006
 Middle Village Associates(1) ...............      16.9     $  7.40       1,961,000       19.6      9/30/2014
 Levitz Furniture Corporation ...............      11.1     $  6.28       1,092,277       10.9      3/31/2014
 K-mart Corporation .........................       9.4     $  8.25       1,211,335       12.1      1/31/2014
 City of NY-Dept of Transportation(2) .......       7.7     $  4.50         540,000        5.4      9/30/2006
 Metropolitan Museum of Art .................       6.9     $  7.00         760,550        7.6      7/31/2013
 Abco Refrigeration Supply Corp .............       5.5     $  4.75         410,875        4.1     12/31/2007
 Pfizer,Inc. ................................       4.2     $  9.04         596,900        6.0      8/31/2013
 Toys "R" Us ................................       2.9     $ 15.25         696,079        7.0      1/31/2008
 City of NY-Dept of Corrections .............       2.5     $ 10.25         394,400        3.9     11/10/2010
 Decrotex, Inc. .............................       1.9     $  5.25         157,500        1.6      7/31/2006
                                                  -----                 -----------      -----
 TOTAL ......................................     100.0%                $10,008,434      100.0%
---------------------------------------------------------------------------------------------------------------

(1)  Middle Village Associates has master leased the Metro Mall portion of the property and subleased this space to a variety of tenants. See chart entitled "Top Middle Village Associates Subtenants" below.

(2)  The Department of Transportation has the right to terminate its lease upon
     180 days notice and payment of the unamortized portions of the cost of certain tenant improvement work.

--------------------------------------------------------------------------------
                             LEASE ROLLOVER SCHEDULE
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                        # OF LEASES      EXPIRING        % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION        EXPIRING          SF         TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
------------------        --------          --         --------      --------      -------------       --------

 2006 ..............          3           636,115         40.6%       636,115           40.6%        $2,885,018
 2007 ..............          1            86,500          5.5%       722,615           46.1%        $  410,875
 2008 ..............          1            45,644          2.9%       768,259           49.0%        $  696,079
 2010 ..............          1            38,478          2.5%       806,737           51.5%        $  394,400
 2013 ..............          2           174,650         11.1%       981,387           62.6%        $1,357,450
 2014 ..............          3           585,821         37.4%     1,567,208          100.0%        $4,264,612
                             --           -------        -----
 TOTAL .............         11         1,567,208        100.0%
-----------------------------------------------------------------------------------------------------------------

                                      E-20

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                                  RENTAR PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------
The property is 100% leased. The property currently consists of 631,465 square feet of retail space and 935,743 square feet of industrial/warehouse space. The retail portion of the property includes the following tenants:

   o Middle Village Associates (converted the warehouse space into the Metro
     Mall and subleased the retail space to approximately 23 tenants including a
     135,254 square foot BJ's Warehouse), Levitz Furniture Corporation (60,900 square feet retail/113,100 square feet warehouse), Toys "R" US and Kmart
     Corporation.

The warehouse/office portion of the property includes the following tenants:

   o The City of New York (General Services Association and Department of
     Transportation warehouse space and a Department of Corrections training facility), Metropolitan Museum of Art warehouse space, ABCO Refrigeration
     Supply Corporation, and Pfizer, Inc. (rated "AAA" by S&P and "Aaa" by
     Moody's).

According to the appraiser's (CB Richard Ellis) comparable retail properties, anchor leases reflect a rental range of $18.75 to $38.91 per square foot, with an average rental rate of $27.96 per square foot. The appraiser concluded that retail market rents are $27.00 per square foot. Retail rental rates at the property range from $6.28 to $15.25 per square foot (K-mart, Levitz, Middle
Village Associates, and Toys "R" Us). Based on the appraiser's market rent conclusion, it appears that the majority of existing retail tenants are paying significantly below market rents. In addition, the comparable retail properties all reflect occupancies of 100%.

According to the appraiser, the average industrial/warehouse rental rate was
$11.93 per square foot for the first quarter 2004. Industrial/Warehouse space at the property ranges from $4.50 to $10.25 per square foot. Based on the appraiser's market rent conclusion, it appears that most of the existing industrial/warehouse tenants at the property are paying significantly below market rents. In addition, the occupancy rates of the competitive industrial/warehouse properties range from 93% to 100%, with most at 100%
occupancy. The average occupancy is 99.7%.

Pfizer, Inc. (rated "AAA" by S&P and "Aaa" by Moody's) recently signed a lease consisting of 66,000 square feet at a cost of $9.04 per square foot, which rent, based on the appraiser's market rent conclusions, is below market rates.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    TOP MIDDLE VILLAGE ASSOCIATES SUBTENANTS
--------------------------------------------------------------------------------

                                                             RATING
SUBTENANT                                                 S&P/MOODY'S   TOTAL TENANT SF   ANNUAL RENT    RENT/SF       DATE
---------                                                 -----------   ---------------   -----------    -------       ----

   BJ's Wholesale Club, Inc. ...........................   Not Rated        135,254       $2,299,318     $ 17.00     9/30/2024
   Alpha Management Group Co., Inc./Ooba Dooba .........   Not Rated         27,378       $  532,000     $ 19.43     9/29/2004
   Rentar Retail Realty Corp./Conway Stores ............   Not Rated         24,302       $  534,644     $ 22.00     9/28/2014
   Fashion Bug #84 .....................................   Not Rated         11,700       $  351,000     $ 30.00     1/31/2008
   The Musicland Group/Sam Goody/ #MO4665 ..............   Not Rated          4,700       $  189,410     $ 40.30     1/31/2007
   IBM Corp. ...........................................     A+/A1            3,462       $   85,236     $ 24.62     9/28/2004
   Tandy Corp./Radio Shack #01-2775 ....................    A-/Baa1           2,695       $   58,410     $ 21.67    11/20/2005
   TOTAL (Top 7 Subtenants) ............................                    209,491       $4,050,018     $ 19.33
   TOTAL (All 23 Subtenants) ...........................                    230,609       $4,928,519     $ 21.37
-------------------------------------------------------------------------------------------------------------------------------

                                      E-21

--------------------------------------------------------------------------------
                                  RENTAR PLAZA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

THE LOAN:

   o The Rentar Plaza Mortgage loan is secured by a first mortgage on a
     1,567,208 square foot mixed-use retail and industrial/warehouse building located in Middle Village, New York, a section of the Queens borough of New
     York City.

   o The Rentar Plaza Mortgage loan is divided into a Senior Component and a
     Subordinate Component as described further herein.

   o As will be set forth in more detail in the preliminary prospectus supplement, the holder of the Class RP Certificates that is entitled to payments solely from the Rentar Plaza Mortgage loan will be entitled in certain instances to exercise rights analogous to the rights of the
     Directing Certificateholder solely with respect to the Rentar Plaza
     Mortgage loan. Such rights may include the review and/or approval of certain actions taken by the Master Servicer or the Special Servicer in connection with the Rentar Plaza Mortgage loan. In addition, such holder may (but is not obligated to) purchase the Rentar Plaza Mortgage loan, if the loan is then considered a "Defaulted Mortgage Loan" as more particularly described in the preliminary prospectus supplement, at a price generally equal to its (a) fair value as determined by the Special Servicer
     (or the Master Servicer or Trustee if the Special Servicer and the option holder are the same person or affiliated) or (b) if the Special Servicer has not determined its fair value, the unpaid principal balance, plus accrued and unpaid interest on such balance, all unrelated unreimbursed advances (with interest, if any), and all accrued special servicing fees and additional trust fund expenses.

THE BORROWER:

   o The borrower, Vertical Industrial Park Associates, is a single-purpose, bankruptcy-remote entity. The sponsors are Dennis, Arthur and Marvin
     Ratner. In addition to the property, the sponsors' portfolio includes nine other properties, including the property, consists of approximately 2.8 million square feet of commercial space. Based on square footage, the property is the largest asset in their portfolio, representing approximately 55.3% of their portfolio. The nine other properties are all located in the borough of Brooklyn in New York City.

   o The Ratner family has been involved in real estate for over 30 years. They have been involved in various real estate projects, many of which have involved development, lease-up, management and ownership of a variety of property types. Based on year end December 31, 2003 financials, the Ratners have a combined net worth of several million dollars. Dennis, Arthur and
     Marvin Ratner are repeat sponsors of a Deutsche Bank borrower.

THE PROPERTY:

   o The collateral for the Rentar Plaza Mortgage loan consists of a fee simple interest in a 1,567,208 square foot mixed-use retail and
     industrial/warehouse building. The property consists of 59.7%
     industrial/warehouse and 40.3% retail.

   o The property was originally developed in 1973 as a 3-story mixed-use project containing industrial and retail space. In 1987 approximately
     265,000 square feet of warehouse space on the lower level, previously occupied by Macy's (as warehouse space), was converted to a separate retail center known as the Metro Mall.

   o There have been various improvements to the property over the life of the building. Since 2001, the borrower has expended approximately $2.8 million on improvements at the property consisting primarily of the replacement of chillers and repairs to the roof. Additionally, the space leased to the various departments of the City of New York were all refurbished following the lease renewals in the mid 1990's and early 2000.

   o The property is located on Metropolitan Avenue, a major arterial road in
     Middle Village, Queens, New York. The property is accessible to a densely populated urban location: 82,387 people live within one mile of the property and 1,033,719 people live within three miles of the property.
     Three NYC bus lines and the NYC subway have stops located adjacent to
     Rentar Plaza. The property is located along Metropolitan Avenue east of
     Fresh Pond Road and west of 69th Street. The property is a shopping center coupled with an enclosed shopping mall known as the Metro Mall. Anchor tenants include K-Mart, Toys "R" Us and Levitz, while the Metro Mall is anchored by BJ's Wholesale Club. The property draws its patronage from
     Middle Village, Ridgewood and Woodhaven. The Long Island Expressway (I-495)
     and the Jackie Robinson Parkway are located approximately one and two miles, respectively to the North and South of the project. The property has
     1,850 parking spaces, and 1,080 parking spaces on the roof.

   o Within the property's trade area there are few direct competitors due to the mixed use nature of the property, however, outside of the three-mile radius, there has recently been an influx of big box retailers. Major big box retailers situated within the borough of Queens include Home Depot,
     Staples, Edwards, Old Navy, Kids "R" Us, Sears, Bed Bath & Beyond, and
     Marshall's. These stores may serve as secondary competition to the property, since they are situated outside the subject's trade area. The retail vacancy rate for this market is less than 5% (property currently has no vacancy).

PROPERTY MANAGEMENT:

   o The property is managed by Rentars Development Corp., an affiliate of the
     Borrower.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

   o None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

   o Not Allowed.
--------------------------------------------------------------------------------

                                      E-22

--------------------------------------------------------------------------------
   CONGRESSIONAL VILLAGE & JEFFERSON AT CONGRESSIONAL (LAND) (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                             GACC

 ORIGINAL PRINCIPAL BALANCE:              Total:  $51,000,000
                                          CV(1):  $32,500,000
                                          JC(1):   $18,500,000

 FIRST PAYMENT DATE:                      December 1, 2004

 TERM/AMORTIZATION:                       120/360 months

 INTEREST ONLY PERIOD:                    12 months

 MATURITY DATE:                           November 1, 2014

 EXPECTED MATURITY BALANCE:               Total: $44,639,380
                                          CV:  $28,446,664
                                          JC:  $16,192,716

 BORROWING ENTITY:                        CV Borrower,
                                          LLC/Congressional
                                          Village Associates,
                                          LLC

 INTEREST CALCULATION:                    Actual/360

 CALL PROTECTION:                         Lockout/
                                          defeasance: 116
                                          payments
                                          Open: 4 payments

 UP-FRONT RESERVES(2):

   TAX/INSURANCE RESERVE:                 Yes

   PERFORMANCE RESERVE(3):                $11,700,000

   DEBT SERVICE RESERVE:                  $486,000

   REI/STOREHOUSE RENT RESERVE(4):        $350,000

   TENANT ALLOWANCE RESERVE:               $185,000

   PARKING RESERVE(5):                     $38,000

 ONGOING MONTHLY RESERVES(2):

   REPLACEMENT RESERVE:                   $1,677

   TI/LC RESERVE:                         $5,448

 LOCKBOX:                                 Hard
--------------------------------------------------------------------------------

(1)  Congressional Village ("CV") and Jefferson at Congressional (Land) ("JC")
     are structured as two separate cross-collateralized loans to the same borrowers.

(2)  Except where otherwise noted, reserves shown are for Congressional Village.

(3)  In connection with an expansion of the Congressional Village property by
     52,000 square feet (25,944 square feet to be occupied by REI, 11,000 square feet to be occupied by Storehouse and the remaining portion to be leased to certain smaller tenants), the borrower established this escrow. During the first two years of the term of the Congressional Village Mortgage loan, provided no event of the default has occurred and the DSCR is at least
     1.25x, (i) $5,000,000 of this reserve may be released to the borrower on a quarterly basis provided the property is at least 85% occupied and (ii) the remaining balance of this reserve may be released on a quarterly basis to the borrower provided the property is at least 90% occupied and all construction at the property has been completed. Any amounts not released to the borrower during this two year period will remain in a lender controlled account as additional collateral for the Congressional Village
     Mortgage loan.

(4)  In connection with free rent periods, the borrower established this escrow.
     Funds in this escrow may be released to the borrower, a portion on the date
     REI commences rent payments (anticipated to be December 17, 2004) and the remaining portion on the date Storehouse commences rent payments
     (anticipated to be January 22, 2005).

(5)  Reserve for Jefferson at Congressional (Land) Mortgage loan.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:                  Total: $51,000,000
                                        CV:  $32,500,000
                                        JC:  $18,500,000

 CUT-OFF DATE LTV:                      CV(b): 73.9%
                                        JC: 81.5%

 AVERAGE CUT-OFF DATE LTV:              76.5%

 MATURITY DATE LTV:                     CV(b): 64.7%
                                        JC: 71.3%

 AVERAGE MATURITY DATE LTV:             66.9%

 UNDERWRITTEN DSCR(A):                  CV(b): 1.25x
                                        JC: 1.13x

 AVERAGE UNDERWRITTEN DSCR(A):          1.19x

 MORTGAGE RATE:                         6.280%
--------------------------------------------------------------------------------
(a)  DSCR figures based on net cash flow unless otherwise noted.

(b)  DSCR calculations for Congressional Village are depicted, except where otherwise noted, net of the $11,700,000 Performance Reserve.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                        CV: Retail
                                       JC: Land

 PROPERTY SUB-TYPE:                    CV: Shadow Anchored
                                       JC: Land, Development

 LOCATION:                             Rockville, MD

 YEAR BUILT/RENOVATED:                 CV: 2004*/NAP
                                       JC: NAP

 NET RENTABLE SQUARE FEET:             CV: 100,439
                                       JC: 317,180

 CUT-OFF BALANCE PER SF:               CV: $324
                                       JC: $58
                                       Avg.: $122

 OCCUPANCY AS OF 10/25/04:             CV: 78.7% (leased)

 OCCUPANCY AS OF 9/27/04               JC: 100.0%

 OWNERSHIP INTEREST:                   Fee

 PROPERTY MANAGEMENT:                  Ronald Cohen Management

 U/W NET CASH FLOW:                    CV: $1,923,628
                                       JC: $1,545,332

 APPRAISED VALUE:                      Total: $66,700,000
                                       CV: $44,000,000**
                                       JC: $22,700,000
--------------------------------------------------------------------------------
*    Substantially built in 2004.

**   As stabilized appraised value.

                                      E-23

--------------------------------------------------------------------------------
    CONGRESSIONAL VILLAGE & JEFFERSON AT CONGRESSIONAL (LAND) (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 FINANCIAL INFORMATION -- CONGRESSIONAL VILLAGE
--------------------------------------------------------------------------------
                                                                   UNDERWRITTEN
                                                                   ------------
 Effective Gross Income ......................................     $ 2,953,452
 Total Expenses ..............................................     $   924,078
 Net Operating Income (NOI) ..................................     $ 2,029,374
 Cash Flow (CF) ..............................................     $ 1,923,628
 DSCR on NOI(1) ..............................................           1.32x
 DSCR on CF(1) ...............................................           1.25x
--------------------------------------------------------------------------------

(1)  DSCR is calculated net of $11,700,000 Performance Reserve.

--------------------------------------------------------------------------------
           FINANCIAL INFORMATION -- JEFFERSON AT CONGRESSIONAL (LAND)
--------------------------------------------------------------------------------
                                                    TRAILING-12      FULL YEAR
                                    UNDERWRITTEN     (4/30/04)       (12/31/03)
                                    ------------     ---------       ----------
 Effective Gross Income ..........  $ 1,545,332     $ 1,363,100     $ 1,283,733
 Total Expenses ..................      NAP             NAP             NAP
 Net Operating Income (NOI) ......  $ 1,545,332     $ 1,363,100     $ 1,283,733
 Cash Flow (CF) ..................  $ 1,545,332     $ 1,363,100     $ 1,283,733
 DSCR on NOI .....................        1.13x            .99x            .94x
 DSCR on CF ......................        1.13x            .99x            .94x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          FINANCIAL INFORMATION -- CONGRESSIONAL VILLAGE & JEFFERSON AT
                       CONGRESSIONAL (LAND) (COMBINED)(1)
--------------------------------------------------------------------------------
                                                                  UNDERWRITTEN
                                                                  ------------
 Effective Gross Income .....................................     $ 4,498,784
 Total Expenses .............................................     $   924,078
 Net Operating Income (NOI) .................................     $ 3,574,706
 Cash Flow (CF) .............................................     $ 3,468,960
 DSCR on NOI(1) .............................................           1.23x
 DSCR on CF(1) ..............................................           1.19x
--------------------------------------------------------------------------------
(1)  DSCR for Congressional Village is calculated net of the $11,700,000
     Performance Reserve

--------------------------------------------------------------------------------
                   TENANT INFORMATION -- CONGRESSIONAL VILLAGE
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                 RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL      LEASE
TOP TENANTS                    S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT       EXPIRATION
-----------                    -----------   ---------   --------   --------       ----          ----       ----------

 REI .......................    Not Rated      25,944      25.8%     $ 30.00    $  778,320       21.0%      11/30/2019
 Storehouse ................    Not Rated      11,000      11.0      $ 43.00       473,004       12.8       11/30/2009
 Verizon Wireless ..........  A+/Not Rated      6,668       6.6      $ 42.55       283,728        7.7        2/29/2008
 Post Office ...............    Not Rated       5,878       5.9      $ 19.00       111,672        3.0        4/30/2007
 Beautiful Day Spa .........    Not Rated       4,562       4.5      $ 37.00       168,072        4.5       10/31/2009
 Greek Taverna .............    Not Rated       4,127       4.1      $ 40.00       165,084        4.5        4/11/2014
 Rockaway Bedding ..........    Not Rated       4,000       4.0      $ 46.00       183,960        5.0       12/31/2014
                                               ------      ----                 ----------       ----
 TOTAL .....................                   62,179      61.9%                $2,163,840       58.4%
----------------------------------------------------------------------------------------------------------------------

                                      E-24

--------------------------------------------------------------------------------
    CONGRESSIONAL VILLAGE & JEFFERSON AT CONGRESSIONAL (LAND) (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             TENANT INFORMATION -- JEFFERSON AT CONGRESSIONAL (LAND)
--------------------------------------------------------------------------------

                               RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL     LEASE
TENANT                       S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF       RENT          RENT      EXPIRATION
------                       -----------   ---------   --------   --------       ----          ----      ----------

 Jefferson at Congressional
  Village LLC(1) ..........   Not Rated     317,180     100.0%     $ 4.30     $1,363,100      100.0%     11/30/2009
--------------------------------------------------------------------------------------------------------------------

(1)  There are seven 10-year automatic renewal options and one 3-year automatic renewal option, thereby having an effective lease term through 2082.

--------------------------------------------------------------------------------
                LEASE ROLLOVER SCHEDULE -- CONGRESSIONAL VILLAGE
--------------------------------------------------------------------------------

                        # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE      BASE RENT
YEAR OF EXPIRATION        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF     EXPIRING
------------------        --------         --        --------      --------      -------------     --------

 2005 ..............          1           3,000          3.0%         3,000            3.0%        $114,000
 2007 ..............          2           8,847          8.8%        11,847           11.8%        $165,120
 2008 ..............          3          13,046         13.0%        24,893           24.8%        $561,648
 2009 ..............          3          18,612         18.5%        43,505           43.3%        $793,572
 2013 ..............          1           1,500          1.5%        45,005           44.8%        $ 48,360
 2014 ..............          2           8,127          8.1%        53,132           52.9%        $349,044
 2019 ..............          1          25,944         25.8%        79,076           78.7%        $778,320
 Vacant ............                     21,363         21.3%       100,439          100.0%        $892,243
                             --          ------        -----
 TOTAL .............         13         100,439        100.0%
------------------------------------------------------------------------------------------------------------

                                      E-25

--------------------------------------------------------------------------------
    CONGRESSIONAL VILLAGE & JEFFERSON AT CONGRESSIONAL (LAND) (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
             SUMMARY OF SIGNIFICANT TENANTS -- CONGRESSIONAL VILLAGE
--------------------------------------------------------------------------------
The property is 78.7% leased by a total of 13 retail tenants at an average lease rate of $35.54 per square foot triple net lease. The two largest tenants, representing 36.8% of total net rentable area, are:

   o Recreational Equipment, Inc. ("REI") (Not Rated), founded in 1938, is a supplier of specialty outdoor gear and clothing that occupies 25,944 square feet (25.8%) under a 15-year lease that expires in November 2019, and provides for three 5-year renewal options. REI operates 66 retail stores in the U.S. and conducts direct sales via the internet (REI.com and
     REI-OUTLET.com), telephone and mail. REI is structured as a consumer cooperative and is the nation's largest consumer cooperative with more than
     2 million members. While non-members are welcome to shop at REI, only members enjoy special benefits, including an annual member refund on eligible purchases. REI's disbursed refunds to its active members in 2003 totaling $41 million, and provided nearly $2 million in donations in support of the outdoors and outdoor recreation. As of December 31, 2003,
     REI had total assets of $501.2 million and member's equity of $248.7 million including cash and investments of $122.8 million. For the 12 months ended December 31, 2003, REI had sales of $805.3 million.

   o Storehouse (Not Rated), a furniture retailer, leases 11,000 square feet
     (11.0%) under a five-year lease which expires in November 2009 and provides for three 5-year renewal options. Storehouse is a division of The Rowe
     Companies (AMEX: "ROW"). Through its subsidiary Rowe Furniture, The Rowe
     Companies make upholstered and leather sofas, love seats and chairs in traditional, contemporary and country styles. Rowe Furniture supplies furniture to more than 1,200 retailers and runs a 60-store retail furniture chain which does business under the Storehouse name. Most of the Storehouse retailers are located in the mid-Atlantic and southern states, and sell
     Rowe products, as well as case goods, lamps, framed art, antiques and more.
     As of November 30, 2003, The Rowe Companies had total assets of $130.0 million (including liquidity of $3.71 million), and stockholders' equity of
     $51.9 million. For the year then ending November 30, 2003. The Rowe
     Companies had sales of $279.4 million.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      SUMMARY OF SIGNIFICANT TENANTS -- JEFFERSON AT CONGRESSIONAL (LAND)
--------------------------------------------------------------------------------
The borrower leases 100% of the property to Jefferson at Congressional LLC, an entity controlled by JPI, at an annual lease rate of $1,363,100 ($4.30 per square foot). Jefferson at Congressional LLC, an entity controlled by JPI, represents 100% of total net rentable area.

   o JPI is a fully-integrated real estate firm that specializes in the acquisition, development, construction and management of residential communities. JPI ground leases the subject property under a 7 year lease expiring November 30, 2009. The lease has ten 7-year extension options plus one final 3-year option. The lease expiration date inclusive of all renewal options is November 30, 2082. The options are automatic unless the lessee, which is constructing a 403 unit Class A apartment complex on the property, chooses to terminate the lease. Current ground lease rent is $1,363,100 annually (payable monthly). Effective June 1, 2006, the ground rent will begin increasing by 3% per annum.

   o JPI is headquartered in Irving, Texas. JPI's focus is building and acquiring apartment communities and student housing communities. Most of
     JPI's activity is conducted through an investment venture with General
     Electric Capital Services which has committed over $650 million in equity to JPI. JPI operates in markets throughout the United States, including
     California, the Midwest and the Pacific Northwest. JPI is a developer of residential real estate and one of the largest privately-owned multi-family real estate companies in the country.

-------------------------------------------------------------------------------

                                      E-26

--------------------------------------------------------------------------------
    CONGRESSIONAL VILLAGE & JEFFERSON AT CONGRESSIONAL (LAND) (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE CONGRESSIONAL VILLAGE LOAN:

   o The Congressional Village Mortgage Loan is secured by a first mortgage on a
     100,439 square foot retail center located in Rockville, Maryland. The
     Congressional Village Mortgage loan is cross-collateralized and cross-defaulted with the $18.5 million loan on the fee interest in the land underneath Jefferson at Congressional Village Apartments, which is located adjacent to the Congressional Village property.

THE JEFFERSON AT CONGRESSIONAL (LAND) LOAN:

   o The Jefferson at Congressional (Land) Mortgage Loan is secured by a first mortgage on a 317,180 square foot (7.28 acres) parcel of land located in
     Rockville, Maryland. The loan is cross-collateralized and cross-defaulted with the $32,500,000 loan on the fee interest in the Congressional Village
     Shopping Center, which is located adjacent to the Jefferson at
     Congressional property.

THE BORROWERS:

   o The borrowers, CV Borrower, LLC and Congressional Village Associates, LLC,
     are each single-purpose, bankruptcy-remote entities. Congressional Village
     Associates, LLC previously owned a hotel property (not part of the loan collateral) located adjacent to the Congressional Village and Jefferson at
     Congressional properties, but sold this parcel prior to entering into the subject loans. The loan sponsors are Bresler & Reiner, Inc. and Ronald
     Cohen of The Cohen Companies.

   o Bresler & Reiner, Inc. is a real estate development and management firm based in Washington, D.C. The company operates in two main areas:
     residential land development and construction, and rental property ownership and management. Rental properties include Class A and B office properties, retail properties, apartment properties and mixed-use developments. Bresler & Reiner, Inc.'s real estate assets include more than
     1.4 million square feet of office, industrial and retail space located in the Washington, D.C. area and in Philadelphia. Bresler & Reiner, Inc. a repeat sponsor of a Deutsche Bank borrower, has been in operation for over
     20 years, has approximately 65 employees, and operates primarily in the
     Washington, D.C./Baltimore area. As of December 31, 2003, Bresler & Reiner,
     Inc. had shareholders' equity of $128.09 million including liquidity of
     $79.06 million.

   o Ronald Cohen, a sponsor and the principal for this transaction, is an owner and operator of commercial real estate, primarily through his family-owned business. The Cohen Companies. Founded in 1973, The Cohen Companies
     specializes in the acquisition and management of urban and suburban office buildings, hotels, retail centers and residential properties in the
     Washington, D.C. metropolitan statistical area. The Cohen Companies currently controls over 3.5 million square feet of office, retail, hotel and multi-family space. The Congressional Village Mortgage Loan is 100%
     recourse to Ronald Cohen until (i) 90% of the leasable space is leased to bona fide third party tenants that are in occupancy and paying rent and
     (ii) the DSCR is at least 1.25x.

   o As of December 31, 2003, Ronald Cohen had a net worth of $105.55 million including liquidity of $6.35 million. Combined, the loan sponsors have a net worth of approximately $233.6 million including liquidity of approximately $85.4 million.

THE CONGRESSIONAL VILLAGE PROPERTY:

   o The collateral for the Congressional Village Mortgage Loan consists of the fee simple interest in a 100,439 square foot retail center. The property is located in Rockville, Maryland, approximately seven miles north of
     Washington, D.C. The site is 5.86 acres and contains three retail buildings.

   o The original section of the main building was constructed in 1984 and expanded in 2003. The second retail building, a multi-tenant, single-story structure was also constructed in 1984 and expanded in 2003. The third building is an approximately 5,800 square feet freestanding building which has been operated as a post office since the mid 1960's.

   o There are 266 surface parking spaces on-site. In addition, 279 spaces in an adjacent parking garage (currently under construction and not collateral for this loan) have been allocated to the owner pursuant to a parking space easement agreement with the tenant of the Jefferson at Congressional property. Upon completion of the garage, there will be 390 spaces available, a ratio of 3.9 spaces per 1,000 square feet of net rentable area.

   o At present, the two main retail buildings are being expanded by a total of approximately 52,000 square feet of which 25,944 square feet will be occupied by REI, 11,000 square feet will be occupied by Storehouse
     (furniture). The remaining square feet will be leased to smaller shop tenants.

THE JEFFERSON AT CONGRESSIONAL (LAND) PROPERTY:

   o The collateral for the Mortgage Loan consists of the fee interest of in a
     317,180 square foot (7.28 acre) parcel of land located in Rockville,
     Maryland, approximately seven miles north of Washington, D.C.
--------------------------------------------------------------------------------

                                      E-27

--------------------------------------------------------------------------------
    CONGRESSIONAL VILLAGE & JEFFERSON AT CONGRESSIONAL (LAND) (CROSSED POOL)
--------------------------------------------------------------------------------

   o JPI is building a Class "A" 403-unit apartment complex known as Jefferson at Congressional Apartments on the Jefferson at Congressional (Land). The
     complex is approximately 75% developed and is expected to be completed in late 2004 or early 2005. Upon completion, the complex will have fourteen
     4-story residential buildings, a 10,995 square foot clubhouse building and two parking structures. Gross building area will be 405,000 square feet;
     net rentable area will be 385,000 square feet (average apartment size of
     955 square feet).

   o The property is located on the south side of Halpine Road just west of
     Rockville Pike, providing access to the City of Frederick to the north and the District of Columbia to the south. The property is visible from
     Rockville Pike. Access to the site is provided from Halpine Road and
     Jefferson Street. Adjacent properties include Congressional Village
     Shopping Center, a property also owned by the borrower, a Ramada Inn, residential garden apartments, Congressional Plaza Shopping Center, and high-rise apartments and general commercial properties.

PROPERTY MANAGEMENT:

   o Ronald Cohen Management, a division of The Cohen Companies and an affiliate of the borrower, manages the property. The Cohen Companies, founded in
     1973, specializes in the acquisition and management of urban and suburban office buildings, hotels, retail centers and residential properties in the
     Washington, DC metropolitan statistical area. The Cohen Companies currently own or operate over 3.5 million square feet of office, retail, hotel and multi-family space.

RELEASE:

   o In connection with a defeasance of either of the Congressional Village property, or the Jefferson at Congressional property, the related loan documents permit the borrowers to obtain a release of the other property upon the delivery of defeasance collateral equal to 115% of the principal balance of the note related to defeased property (and subject to the sactisfaction of certain other conditions). In connection with such defeasance, the defeasance collateral will be transferred to a single-purpose bankruptcy-remote entity and the defeased loan will no longer be crossed with the other loan.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

   o None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

   o Not Allowed.
--------------------------------------------------------------------------------

                                      E-28

--------------------------------------------------------------------------------
                                  ICG PORTFOLIO
--------------------------------------------------------------------------------

ICG PORTFOLIO

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                       GECC

 ORIGINAL PRINCIPAL BALANCE(1):     $50,500,000

 FIRST PAYMENT DATE:                December 1, 2004

 TERM/AMORTIZATION:                 84/360 months

 INTEREST ONLY PERIOD:              36 months

 MATURITY DATE:                     November 1, 2011

 EXPECTED MATURITY BALANCE:         $47,633,026

 BORROWING ENTITY:                  1600 Capital Associates
                                    LLC and 2115 Capital
                                    Associates LLC

 INTEREST CALCULATION:              Actual/360

 CALL PROTECTION:                   Lockout/defeasance: 81
                                    payments
                                    Open: 3 payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:           Yes

   IMMEDIATE REPAIR RESERVE:        $201,850

   TENANT ESCROW(2):                $1,074,059

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:           Yes

   REPLACEMENT RESERVE:             $4,310

   TI/LC RESERVE(3):                $37,200

 LOCKBOX:                           Hard
--------------------------------------------------------------------------------
(1)  At closing the borrower incurred additional financing of $3 million (4.4%
     of appraised value) in the form of a subordinated B-note, which is not included in the calculations herein.

(2)  $586,030 allocated to four tenants' tenant improvement costs. $177,345 allocated to three new executed leases to be disbursed when each tenant provides acceptable tenant estoppels, are open for business, and have commenced paying rent. $150,000 allocated to the tenants expiring in 2008 in the 2115 Wisconsin Avenue, NW property for TI/LC. $87,912 allocated to
     11 tenants to be disbursed when each tenant commences paying increased rent. $72,772 allocated to three tenants to be disbursed upon Lender's receipt of a fully executed renewal lease at a rental rate at or above the existing rate for a minimum of five years.

(3)  Capped at $2,500,000 and if used must be funded back up to $2,500,000. Once the tenants expiring in 2008 in the 2115 Wisconsin Avenue, NW property have either renewed or the space has been re-leased at terms acceptable to the mortgagee, the cap on the rollover reserve will be reduced to $500,000. At the time of the cap reduction any amounts in excess of $500,000 in the
     TI/LC Reserve are required to remain in the reserve.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE(1)           $50,500,000

 CUT-OFF DATE LTV:                 74.5%

 MATURITY DATE LTV:                70.3%

 UNDERWRITTEN DSCR:                1.26x

 MORTGAGE RATE:                    5.23%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                    Office

 PROPERTY SUB-TYPE:                Mixed

 LOCATION:                         Washington, DC

 YEAR BUILT/RENOVATED:
   1600 K STREET, NW               1950/1999
   2115 WISCONSIN AVENUE,          1988/NA
      NW

 NET RENTABLE SQUARE FEET:         259,184

 CUT-OFF BALANCE PER SF:           $195

 OCCUPANCY AS OF 6/30/04:          94.1%
   1600 K STREET, NW               80.4%
   2115 WISCONSIN AVENUE,          100.0%
      NW

 OWNERSHIP INTEREST:               Fee

 PROPERTY MANAGEMENT:              Stoladi Property Group

 U/W NET CASH FLOW:                $4,207,288

 APPRAISED VALUE:                  $67,750,000
--------------------------------------------------------------------------------

                                      E-29

--------------------------------------------------------------------------------
                                  ICG PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                            ANNUALIZED
                                                           MOST RECENT        FULL YEAR
                                         UNDERWRITTEN       (6/30/04)         (12/31/03)
                                         ------------       ---------         ----------

 Effective Gross Income .............    $ 7,533,426       $ 6,968,731       $ 7,175,819
 Total Expenses .....................    $ 2,867,356       $ 2,552,841       $ 2,553,468
 Net Operating Income (NOI) .........    $ 4,666,070       $ 4,415,890       $ 4,622,351
 Cash Flow (CF) .....................    $ 4,207,288       $ 4,365,115       $ 4,520,875
 DSCR on NOI ........................          1.40x             1.32x             1.38x
 DSCR on CF .........................          1.26x             1.31x             1.35x
----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 TENANT INFORMATION -- 2115 WISCONSIN AVENUE, NW
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                    RATINGS      TENANT                            POTENTIAL       % POTENTIAL         LEASE
 TOP TENANTS                      S&P/MOODY'S   TOTAL SF   % TOTAL SF   RENT SF       RENT             RENT          EXPIRATION
 -----------                      -----------   --------   ----------   -------       ----             ----          ----------

 Medstar(1) ....................   BBB/Baa2      66,873        37.0%    $ 24.79   $ 1,657,979          37.1%        10/31/2008(2)
 Fannie Mae ....................   AAA/Aaa       62,485        34.6     $ 24.95     1,559,147          34.8          4/30/2008(3)
 Georgetown University .........   BBB+/A3       50,334        27.8     $ 24.98     1,257,343          28.1         10/31/2008(4)
                                                 ------        ----                -------------      -----
 TOTAL .........................                179,692        99.4%               $4,474,469(5)      100.0%
---------------------------------------------------------------------------------------------------------------------------------

(1)  Rating of parent company.

(2)  The Medstar lease has two, 5-year renewal options.

(3)  The Fannie Mae lease has two, 2-year renewal options.

(4)  The Georgetown University lease has two, 5-year renewal options.

(5)  In addition there is $439,051 of net parking income.

--------------------------------------------------------------------------------
                    TENANT INFORMATION -- 1600 K STREET, NW
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------
                                   RATINGS      TENANT                              POTENTIAL    % POTENTIAL     LEASE
 TOP TENANTS                     S&P/MOODY'S   TOTAL SF   % TOTAL SF    RENT SF        RENT          RENT      EXPIRATION
 -----------                     -----------   --------   ----------    -------        ----          ----      ----------

 Olives DC, LLC(1) ............   Not Rated     11,557        14.8%     $ 43.00    $  496,902        18.6%     11/30/2013
 Radio Television News ........   Not Rated      8,670        11.1      $ 34.46       298,768        11.2      10/31/2011
 Control Risks Group, LLC .....   Not Rated      6,509         8.3      $ 32.80       213,495         8.0       1/31/2013
                                                ------        ----                 ----------        ----
 TOTAL ........................                 26,736        34.1%                $1,009,165        37.7%
--------------------------------------------------------------------------------------------------------------------------

(1)  Ground floor retail.

                                      E-30

--------------------------------------------------------------------------------
                                  ICG PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               LEASE ROLLOVER SHEET -- 2115 WISCONSIN AVENUE, NW
--------------------------------------------------------------------------------

                         NUMBER OF                                 CUMULATIVE   CUMULATIVE %    BASE RENT
YEAR OF EXPIRATION    LEASES EXPIRING   EXPIRING SF   % TOTAL SF    TOTAL SF      TOTAL SF       EXPIRING
------------------    ---------------   -----------   ----------    --------      --------       --------

 2008 ..............         3            179,692         99.4%     179,692        99.4%        $4,474,469
 TOTAL(1) ..........         3            179,692         99.4%
------------------------------------------------------------------------------------------------------------

(1)  Does not include 1,155 SF (0.64% of total SF) allocated to the Fitness
     Center which does not pay rent.

--------------------------------------------------------------------------------
                 LEASE ROLLOVER SCHEDULE -- 1600 K STREET, NW(1)
--------------------------------------------------------------------------------

                        NUMBER OF
                         LEASES                                     CUMULATIVE     CUMULATIVE %     BASE RENT
YEAR OF EXPIRATION      EXPIRING     EXPIRING SF     % TOTAL SF      TOTAL SF        TOTAL SF       EXPIRING
--------------------------------------------------------------------------------------------------------------

 2004 ..............        1              183            0.2%           183           0.2%         $  2,196
 2005 ..............        1            1,058            1.4          1,241           1.6%         $ 15,479
 2006 ..............        3            5,058            6.5          6,299           8.0%         $183,632
 2007 ..............        2            3,464            4.4          9,763          12.5%         $ 72,337
 2008 ..............        1            3,997            5.1         13,760          17.6%         $153,285
 2009 ..............        1            4,690            6.0         18,450          23.6%         $157,865
 2010 ..............        3            6,238            8.0         24,688          31.5%         $186,283
 2011 ..............        1            8,670           11.1         33,358          42.6%         $298,768
 2012 ..............        2            2,331            3.0         35,689          45.6%         $ 69,705
 2013 ..............        3           18,066           23.1         53,755          68.6%         $710,397
 2014 ..............        3           10,750           13.7         64,505          82.3%         $408,450
 Vacant ............                    13,832           17.7         78,337         100.0%
                           --           ------          -----
 TOTAL .............       21           78,337          100.0%
--------------------------------------------------------------------------------------------------------------

(1)  Information from Underwritten Rent Roll.

                                      E-31

--------------------------------------------------------------------------------
                                  ICG PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         SUMMARY OF SIGNIFICANT TENANTS
--------------------------------------------------------------------------------

2115 WISCONSIN AVENUE, NW

   o MedStar (Parent company Rated "BBB" by S&P and "Baa2" by Moody's) occupies a total of 66,873 square feet (37.0% of net rentable area of the property and 25.8% of net rentable area of the properties in the aggregate). It contributes $1,657,979 to the base rental income (37.1% of the property and
     23.2% of the properties in the aggregate). MedStar Health is a not-for-profit, community-based healthcare organization that owns and operates seven major hospitals and other healthcare services in the
     Baltimore/Washington area. MedStar Health is the third-largest employer in the region with more than 22,000 employees and 4,000 affiliated physicians.
     Its hospitals and healthcare organizations serve more than half-a-million patients each year.

   o Fannie Mae (Rated "AAA" by S&P and "Aaa" by Moody's) occupies a total of
     62,485 square feet (34.6% of net rentable area of the property and 24.1% of net rentable area of the properties in the aggregate). It contributes
     $1,559,147 to the base rental income (34.9% of the property and 21.8% of the properties in the aggregate). Fannie Mae, is a source of financing for home mortgages in the United States. Fannie Mae was chartered by the United
     States Congress to provide liquidity in the secondary mortgage market to increase the availability and affordability of homeownership for low-, moderate- and middle-income Americans. Fannie Mae's headquarters is located less than two miles from the property and shuttle service is available between the two locations.

   o Georgetown University (Rated "BBB+" by S&P and "A3" by Moody's) occupies
     50,334 square feet (27.8% of the property and 19.4% of net rentable area of the properties in the aggregate). It contributes $1,257,343 to the base rental income (28.1% of the property and 17.6% of the properties in the aggregate). Founded in 1789, Georgetown is the nation's oldest Catholic university. Georgetown has four undergraduate schools, graduate programs, a law school and a medical school. There are over 13,000 students enrolled at
     Georgetown. Georgetown University uses this location for administration purposes. The Georgetown Alumni Association and the Office of Planned
     Giving, among other departments, are located at this property.

1600 K STREET, NW

   o Olive's DC, LLC (Not Rated) occupies a total of 11,557 square feet (14.8%
     of net rentable area of the property and 4.5% of net rentable area of the properties in the aggregate). It contributes $496,902 to the base rental income (18.6% of the property and 7.0% of the properties in the aggregate).
     Olive's is a Todd English sponsored restaurant which has four other locations throughout the US. In addition to Olive's, other Todd English sponsored restaurants include Tuscany, Bonfire, and Figs located in New
     York, Florida, Massachusetts and Connecticut. His restaurants are located throughout the world including the Cunard Line's ship, the Queen Mary 2.

   o Radio Television News (Not Rated) occupies a total of 8,670 square feet
     (11.1% of net rentable area of the property and 3.4% of net rentable area of the properties in the aggregate). It contributes $298,768 to the base rental income (11.2% of the property and 4.2% of the properties in the aggregate). The Radio and Television News Directors Association is the
     world's largest professional organization devoted exclusively to electronic journalism. The Radio and Television News Directors Association represents local and network news executives in broadcasting, cable and other electronic media in more than 30 countries.

   o Control Risks Group, LLC (Not Rated) occupies a total of 6,509 square feet
     (8.3% of net rentable area of the property and 2.5% of net rentable area of the properties in the aggregate). It contributes $213,495 to the base rental income (8.0% of the property and 3.0% of the properties in the aggregate). Founded in 1975, Control Risks Group is a leading, specialist, international business risk consultancy employing 375 people in 17 offices worldwide.
--------------------------------------------------------------------------------

                                      E-32

--------------------------------------------------------------------------------
                                  ICG PORTFOLIO
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOAN

   o The ICG Office Portfolio Loan is secured by a first mortgage on two office properties: 1600 K Street, NW, an 8-story office building containing 78,337 net rentable square feet located in the Washington, DC central business district and 2115 Wisconsin Avenue, NW, a 6-story office building containing 180,847 net rentable square feet located in Georgetown.

   o General Electric Capital Corporation provided the borrowers of the ICG
     Portfolio Loan an A Note in the amount of $50,500,000 and a B Note in the amount of $3,000,000 and assigned its interest in the B Note to
     CBA-Mezzanine Capital Finance, LLC. The A Loan and the B Loan are subject to an Intercreditor Agreement pursuant to which the B Loan is required to be at all times be junior, subject and subordinate to the A Loan.

THE BORROWER

   o The borrowers are 1600 Capital Associates LLC and 2115 Capital Associates
     LLC, and are both single-purpose, bankruptcy remote entities, whose managing members each have independent directors. The non-managing member for the borrowers is Potomac Realty Holdings LLC with 99.5% interest in each borrower. Potomac Realty Holdings LLC is 100% owned by 1600/2115
     Partners LLC.

   o The sponsors of the borrower include Darik Elwan, Ibraham Elwan and Rahdy
     Elwan who control Infrastructure Capital Group (ICG). ICG is a worldwide development company with offices located in Washington, DC and Dubai, UAE.
     The firm is engaged in the development of public infrastructure projects, primarily for third world countries and municipalities, as well as the development and acquisition of commercial real estate. The commercial real estate group, headquartered in Washington, DC, concentrates on development and acquisition opportunities throughout the Mid-Atlantic and Southeastern
     United States. In addition to owning the 1600 K. Street and 2115 Wisconsin
     Avenue properties, ICG owns 901 F Street, its Washington, DC headquarters and Courthouse Towers in Miami, Florida.

THE PROPERTY

   o The collateral for the ICG Portfolio Loan consists of the fee simple interests in 1600 K Street, NW and 2115 Wisconsin Avenue, NW, Washington,
     DC. The properties have a combined 259,184 net rentable square feet, a weighted average occupancy of 94.1%, and 20 tenants; 69.3% of the net rentable square footage is leased to investment grade tenants.

   o 1600 K Street, NW is located at the southwest corner of 16th and K Street in Washington, DC and is located approximately two blocks north of the
     White House/Treasury Complex, in the heart of the central business district of Washington, DC. The appraiser reported that the immediate surroundings are comparable office and commercial properties, largely constructed in the same timeframe as 1600 K Street, NW. Notable properties within close proximity to 1600 K Street, NW are St. John's Church, the Hay Adams Hotel
     and several other hotels, the US Court of Appeals, the Army/Navy Club, the
     Blair and Decatur Houses, the Asian Development Bank and the Executive
     Office Buildings.

   o 1600 K Street, NW is an eight-story office building containing 78,337 net rentable square feet. The appraiser reported that the property was constructed in the 1950's and renovated in 1999. The property does not have a parking garage but is situated within two blocks of the McPherson Square and Farragut North Metro Rail Stations and the property is close to public parking. 1600 K Street is 80.4% leased to 17 tenants as of the June 2004 rent roll.

   o 2115 Wisconsin Avenue, NW is located on the east side of Wisconsin Avenue, situated between Whitehaven Street to the south and W Street to the north.
     It is part of the larger Georgetown Center complex, which includes an adjacent office building and the Observatory Residential Condominiums. It is located adjacent to the U.S. Naval Observatory, the Vice President's permanent home. Shopping and entertainment areas are located a few blocks south of the property in the Georgetown district. Both Georgetown
     University and Georgetown Hospital are a few blocks to the southwest.

   o 2115 Wisconsin Avenue, NW is a six-story office building containing 180,847 net rentable square feet and a related parking garage. It shares a brick common courtyard with the Observatory Condominiums and Georgetown Center I.
     Parking is provided in the four-level underground parking garage located under 2115 Wisconsin Avenue, NW and the Observatory Condominiums. 346
     parking spaces are allocated to 2115 Wisconsin Avenue, NW with the remaining spaces allocated to other properties. 2115 Wisconsin Avenue, NW is 100% leased to three investment grade tenants as of the June 2004 rent roll.
--------------------------------------------------------------------------------

                                      E-33

--------------------------------------------------------------------------------
                                  ICG PORTFOLIO
--------------------------------------------------------------------------------

PROPERTY MANAGEMENT

   o Stoladi Property Group manages the collateral of the ICG Portfolio Loan and is not affiliated with the borrower. The Stoladi Property Group was founded in Washington, DC in 1993, by Jim R. Stokes and Melise Fouladi. It
     currently manages a portfolio of approximately 2 million square feet in the
     Washington, DC area.

CURRENT MEZZANINE OR SUBORDINATED INDEBTEDNESS

   o The borrower has incurred additional financing of $3,000,000 via a subordinate B-Note assigned to CBA-Mezzanine Capital Finance, LLC that is held outside the trust.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS

   o Not allowed.

PARTIAL RELEASE

   o The loan documents permit partial release of collateral following the
     Defeasance Lockout period. The required partial defeasance amounts are as follows: 125% of the allocated loan amount for the 1600 K Street, NW property and 110% of the allocated loan amount for the 2115 Wisconsin
     Avenue, NW property. A partial release is permitted as long as certain conditions are satisfied including, (1) the debt service coverage ratio for the remaining property is equal to or greater than the greater of (a) the debt service coverage ratio for the previous 12-month period and (b) the debt service coverage ratio that existed at the time the loan was funded;
     and (2) the 1600 K Street, NW property cannot be released until the tenants expiring in 2008 in the 2115 Wisconsin Avenue, NW have been renewed on terms reasonably acceptable to mortgagee or at least 90% of such space has been re-leased with tenants and on terms reasonably acceptable to mortgagee.
--------------------------------------------------------------------------------

                                      E-34

--------------------------------------------------------------------------------
            o SUN COMMUNITIES PORTFOLIO 4 & SOUTHFORK (CROSSED POOL)
           o SUN COMMUNITIES PORTFOLIO 13 & BONITA LAKE (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
THE LOANS:

   o The "Sun Communities Portfolio Loans" consist of the following Mortgage
     Loans which are secured by manufactured housing community or recreational vehicle properties (each a "Sun Communities Portfolio Property") owned by affiliates of Sun Communities Operating Limited Partnership ("SCOLP"): "Sun
     Communities Portfolio 4", "Sun Communities -- Southfork", "Sun Communities
     -- Bonita Lake" and "Sun Communities Portfolio 13". The Sun Communities
     Portfolio 4 Loan is secured by a first mortgage on three manufactured housing community properties located in Elkhart, Indiana, Warren, Michigan and Auburndale, Florida consisting of 757 pads and by a 412-space recreational vehicle property located in Naples, Florida and has a cut-off date balance of $27,620,542. The Sun Communities -- Southfork Loan is
     secured by a first mortgage on a 477-pad manufactured housing community property located in Belton, Missouri and has a cut-off date balance of
     $13,360,000. The Sun Communities -- Bonita Lake Loan is secured by a first mortgage on a 167-space recreational vehicle property located in Bonita
     Springs, Florida and has a cut-off date balance of $1,520,000. The Sun
     Communities Portfolio 13 Loan is secured by a first mortgage on a 309-pad manufactured housing community property located in Sauk Village, Illinois and by an 837-space recreational vehicle property located in Fort Myers,
     Florida and has a cut-off date balance of $36,487,198.

   o Sun Communities Portfolio 4 and Sun Communities -- Southfork are
     cross-collateralized and cross-defaulted. Sun Communities -- Bonita Lake and Sun Communities Portfolio 13 are cross-collateralized and cross-defaulted.

THE BORROWERS:

   o Each of the loans in the Sun Communities Portfolio feature separate borrowers (collectively, the "Sun Communities Portfolio Borrowers"). Each
     Sun Communities Portfolio Borrower is a Michigan limited liability company that is a single-purpose, bankruptcy-remote entity and features two independent directors. In addition, each Sun Communities Portfolio
     Borrower's legal counsel delivered a non-consolidation opinion at the closing of the related Sun Communities Portfolio Loan.

   o Sun Communities, Inc., a Maryland corporation ("Sun"), is a fully integrated, self-administered and self-managed REIT, which owns, operates and develops manufactured housing communities concentrated in the
     Midwestern and Southeastern United States. Sun, together with affiliates and predecessors, has been in the business since 1975. Structured as an umbrella partnership REIT, or UPREIT, Sun is the sole general partner and holder of approximately 75% of the partnership interests in SCOLP, the related borrower principal and the entity through which Sun conducts substantially all of their operations, and which owns, either directly or indirectly through subsidiaries, all of the assets.

   o As of December 31, 2003, the REIT owned and operated a portfolio of 127 properties located in 17 states, consisting of 115 manufactured housing communities, five recreational vehicle communities and seven properties containing both manufactured housing and recreational vehicle sites. As of
     December 31, 2003, the Sun Communities Portfolio Properties contained an aggregate of 43,875 developed sites comprised of 38,797 developed manufactured housing sites and 5,078 recreational vehicle sites, plus an additional 6,756 manufactured housing sites suitable for development.

THE PROPERTIES:

   o The collateral for each Sun Communities Portfolio Loan generally consists of the fee simple interest in the related Sun Communities Portfolio
     Property. Each Sun Communities Portfolio Property features certain amenities, which generally include clubhouses, swimming pools, basketball courts, volleyball courts, children's playgrounds and shuffleboard courts.
     Each Sun Communities Portfolio Property features access to public water and sewer service.

   o Each Sun Communities Portfolio Borrower is generally required at its sole cost and expense to keep the related Sun Communities Portfolio Property insured against loss or damage by fire and other risks addressed by coverage of a comprehensive all risk insurance policy.

PROPERTY MANAGEMENT:

   o Each Sun Communities Portfolio Property is self-managed by its related Sun
     Communities Portfolio Borrower. SCOLP, through its subsidiaries, currently manages 43,875 developed sites comprised of 38,797 developed manufactured housing sites and 5,078 recreational vehicle sites, plus an additional
     6,756 manufactured housing sites suitable for development.
--------------------------------------------------------------------------------

                                      E-35

--------------------------------------------------------------------------------
            o SUN COMMUNITIES PORTFOLIO 4 & SOUTHFORK (CROSSED POOL)
           o SUN COMMUNITIES PORTFOLIO 13 & BONITA LAKE (CROSSED POOL)
--------------------------------------------------------------------------------

     Each Sun Communities Portfolio Borrower neither receives nor pays any management fee or other compensation in connection with the management of the Sun Communities Portfolio Properties and none are subject to a formal management agreement. In the event any Sun Communities Portfolio Borrower elects to have the properties managed by a property manager, whether or not affiliated with the Sun Communities Portfolio Borrower, such property manager (if not affiliated with the Sun Communities Portfolio Borrower)
     shall be a qualified manager approved by mortgagee, and the Sun Communities
     Portfolio Borrower shall enter into an acceptable management agreement and subordination thereof that conforms to mortgagee's standards.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

   o None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

   o Not allowed.
--------------------------------------------------------------------------------

                                      E-36

--------------------------------------------------------------------------------
             SUN COMMUNITIES PORTFOLIO 4 & SOUTHFORK (CROSSED POOL)
--------------------------------------------------------------------------------

SUN COMMUNITIES PORTFOLIO 4 & SOUTHFORK (CROSSED POOL)

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                        BofA

 ORIGINAL PRINCIPAL BALANCE:         Portfolio 4       $27,620,542
                                     Southfork          13,360,000
                                                       -----------
                                     Total             $40,980,542

 FIRST PAYMENT DATE:                 August 1, 2004

 TERM/AMORTIZATION:                  84/360 months

 INTEREST ONLY PERIOD:               24 months

 MATURITY DATE:                      July 1, 2011

 EXPECTED MATURITY BALANCE:          Portfolio 4       $25,489,500
                                     Southfork          12,329,219
                                                       -----------
                                     Total             $37,818,719

 BORROWING ENTITY:                   Sun Pool 4 LLC, Sun
                                     Lake Juliana LLC, and
                                     Sun Lake San Marino,
                                     LLC

 INTEREST CALCULATION:               Actual/360

 CALL PROTECTION:                    Lockout/defeasance:
                                     78 payments
                                     Open: 6 payments

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE(1):         Springing

   REPLACEMENT RESERVE(1):           Springing

 LOCKBOX:                            Springing
--------------------------------------------------------------------------------
(1)  Replacement and Tax/Insurance reserves spring if the DSCR for the Property and Crossed Property for the immediately preceding 3-month period is less than 1.10x to 1.00x and continue until the DSCR for the preceding 6-month period is not less than 1.10x to 1.00x.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:            Portfolio 4       $27,620,542
                                  Southfork          13,360,000
                                                    -----------
                                  Total             $40,980,542

 CUT-OFF DATE LTV:                Portfolio 4             78.9%
                                  Southfork               80.0%
                                  Average                 79.3%

 MATURITY DATE LTV:               Portfolio 4             72.8%
                                  Southfork               73.8%
                                  Average                 73.2%

 UNDERWRITTEN DSCR:               Portfolio 4             1.43x
                                  Southfork               1.33x
                                  Average                 1.40x

 MORTGAGE RATE(A):                  4.931%
--------------------------------------------------------------------------------
(a)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                  Manufacturing Housing

 PROPERTY SUB-TYPE:              Manufactured Housing

 LOCATION:                       Michigan, Florida, Indiana,
                                 Missouri

 YEAR BUILT/RENOVATED:           Lafayette Place 1964
                                 Lake San Marino 1970
                                 Lake Juliana Landings 1986
                                 Four Seasons 1989
                                 Southfork 1987

 PADS:                           Lafayette Place                 254
                                 Lake San Marino                 412
                                 Lake Juliana Landings           285
                                 Four Seasons                    218
                                 Southfork                       477
                                                               -----
                                 Total                         1,646

 CUT-OFF BALANCE PER PAD:        Portfolio 4                 $23,628
                                 Southfork                   $28,008
                                 Average                     $24,897

 OCCUPANCY:                      Lafayette Place 6/30/04       98.0%
                                 Lake San Marino
                                  (8/3/04)                    100.0%
                                 Lake Juliana Landings
                                  (6/30/04)                    82.1%
                                 Four Seasons (6/30/04)        99.1%
                                 Southfork (5/31/04)           83.4%

 OWNERSHIP INTEREST:             Fee

 PROPERTY MANAGEMENT:            Borrower/Owner Managed

 U/W NET CASH FLOW:              Portfolio 4              $2,526,292
                                 Southfork                 1,138,748
                                                          ----------
                                 Total                    $3,665,040

 APPRAISED VALUE:                Portfolio 4             $35,000,000
                                 Southfork                16,700,000
                                                         -----------
                                 Total                   $51,700,000
--------------------------------------------------------------------------------

                                      E-37

--------------------------------------------------------------------------------
             SUN COMMUNITIES PORTFOLIO 4 & SOUTHFORK (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FINANCIAL INFORMATION -- TOTAL
--------------------------------------------------------------------------------

                                                    ANNUALIZED
                                                   MOST RECENT      FULL YEAR
                                   UNDERWRITTEN     (5/31/04)       (12/31/03)
                                   ------------     ---------       ----------
 Effective Gross Income .........  $ 5,880,785     $ 6,184,679     $ 5,653,025
 Total Expenses .................  $ 2,133,295     $ 1,916,410     $ 1,853,546
 Net Operating Income (NOI) .....  $ 3,747,490     $ 4,268,270     $ 3,799,479
 Cash Flow (CF) .................  $ 3,665,040     $ 4,268,270     $ 3,799,479
 DSCR on NOI ....................        1.43x           1.63x            1.45
 DSCR on CF .....................        1.40x           1.63x            1.45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      FINANCIAL INFORMATION -- PORTFOLIO 4
--------------------------------------------------------------------------------

                                                     ANNUALIZED
                                                    MOST RECENT      FULL YEAR
                                    UNDERWRITTEN     (6/30/04)       (12/31/03)
                                    ------------     ---------       ----------
 Effective Gross Income ..........  $ 4,079,795     $ 4,416,108     $ 3,886,169
 Total Expenses ..................  $ 1,494,903     $ 1,375,940     $ 1,303,446
 Net Operating Income (NOI) ......  $ 2,584,892     $ 3,040,168     $ 2,582,723
 Cash Flow (CF) ..................  $ 2,526,292     $ 3,040,168     $ 2,582,723
 DSCR on NOI .....................        1.46x           1.72x           1.46x
 DSCR on CF ......................        1.43x           1.72x           1.46x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                       FINANCIAL INFORMATION -- SOUTHFORK
--------------------------------------------------------------------------------

                                                     ANNUALIZED
                                                    MOST RECENT      FULL YEAR
                                    UNDERWRITTEN     (5/31/04)       (12/31/03)
                                    ------------     ---------       ----------
 Effective Gross Income ..........  $ 1,800,990     $ 1,768,571     $ 1,766,856
 Total Expenses ..................  $   638,392     $   540,470     $   550,100
 Net Operating Income (NOI) ......  $ 1,162,598     $ 1,228,102     $ 1,216,756
 Cash Flow (CF) ..................  $ 1,138,748     $ 1,228,102     $ 1,216,756
 DSCR on NOI .....................        1.36x           1.44x           1.42x
 DSCR on CF ......................        1.33x           1.44x           1.42x
--------------------------------------------------------------------------------

                                      E-38

--------------------------------------------------------------------------------
            SUN COMMUNITIES PORTFOLIO 13 & BONITA LAKE (CROSSED POOL)
--------------------------------------------------------------------------------

SUN COMMUNITIES -- PORTFOLIO 13 & BONITA LAKE

--------------------------------------------------------------------------------
                                LOAN INFORMATION
--------------------------------------------------------------------------------
 LOAN SELLER:                       BofA

 ORIGINAL PRINCIPAL BALANCE:        Portfolio 13       $36,487,198
                                    Bonita Lake          1,520,000
                                                       -----------
                                    Total              $38,007,198

 FIRST PAYMENT DATE:                August 1, 2004

 TERM/AMORTIZATION:                 84/360 months

 INTEREST ONLY PERIOD:              24 months

 MATURITY DATE:                     July 1, 2011

 EXPECTED MATURITY BALANCE:         Portfolio 13       $33,672,055
                                    Bonita Lake          1,402,725
                                                       -----------
                                    Total              $35,074,780

 BORROWING ENTITY:                  Sun Candlelight
                                    Village LLC,
                                    Sun Siesta Bay LLC and
                                    Sun Bonita LLC

 INTEREST CALCULATION:              Actual/360

 CALL PROTECTION:                   Lockout/defeasance:
                                    78 payments
                                    Open: 6 payments

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE(1):        Springing

   REPLACEMENT RESERVE(1):          Springing

 LOCKBOX:                           Springing
--------------------------------------------------------------------------------

(1)  Replacement and Tax/Insurance reserves spring if the DSCR for the Property and Crossed Property for the immediately preceding 3-month period is less than 1.10x to 1.00x and continue until the DSCR for the preceding 6-month period is not less than 1.10x to 1.00x.

--------------------------------------------------------------------------------
                              FINANCIAL INFORMATION
--------------------------------------------------------------------------------
 CUT-OFF DATE BALANCE:          Portfolio 13       $36,487,198
                                Bonita Lake          1,520,000
                                                   -----------
                                Total              $38,007,198

 CUT-OFF DATE LTV:              Portfolio 13             78.5%
                                Bonita Lake              80.0%
                                                         -----
                                Average                  78.5%

 MATURITY DATE LTV:             Portfolio 13             72.4%
                                Bonita Lake              73.8%
                                                         -----
                                Average                  72.5%

 UNDERWRITTEN DSCR:             Portfolio 13             1.23x
                                Bonita Lake              1.74x
                                Average                  1.25x

 MORTGAGE RATE(A):                4.931%
--------------------------------------------------------------------------------
(a)  The interest rate was rounded to three decimal places.

--------------------------------------------------------------------------------
                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
 PROPERTY TYPE:                  Manufactured Housing

 PROPERTY SUB-TYPE:              Manufactured Housing

 LOCATION:                       Florida and Illinois

 YEAR BUILT/RENOVATED:           Siesta Bay 1984/NA
                                 Candlelight Village 1976/NA
                                 Bonita Lake 1970/NA

 PADS:                           Portfolio 13                 1,146
                                 Bonita Lake                    167
                                                              -----
                                 Total                        1,313

 CUT-OFF BALANCE PER PAD:        Portfolio 13               $31,839
                                 Bonita Lake                  9,102
                                                            -------
                                 Average                    $28,947

 OCCUPANCY:                      Siesta Bay (6/30/04)        100.0%
                                 Candlelight Village
                                 (6/30/04)                    93.9%
                                 Bonita Lake (8/03/04)       100.0%

 OWNERSHIP INTEREST:             Fee

 PROPERTY MANAGEMENT:            Borrower/Owner Managed

 U/W NET CASH FLOW:              Portfolio 13            $2,868,008
                                 Bonita Lake                169,105
                                                         ----------
                                 Total                   $3,037,113

 APPRAISED VALUE:                Portfolio 13           $46,500,000
                                 Bonita Lake              1,900,000
                                                        -----------
                                 Total                  $48,400,000
--------------------------------------------------------------------------------

                                      E-39

--------------------------------------------------------------------------------
            SUN COMMUNITIES PORTFOLIO 13 & BONITA LAKE (CROSSED POOL)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         FINANCIAL INFORMATION -- TOTAL
--------------------------------------------------------------------------------

                                                      ANNUALIZED
                                                     MOST RECENT      FULL YEAR
                                     UNDERWRITTEN     (6/30/04)       (12/31/03)
                                     ------------     ---------       ----------
 Effective Gross Income. ..........  $ 5,293,256     $ 5,853,528     $ 5,178,156
 Total Expenses ...................  $ 2,190,493     $ 1,976,172     $ 1,956,222
 Net Operating Income (NOI). ......  $ 3,102,763     $ 3,877,355     $ 3,221,934
 Cash Flow (CF) ...................  $ 3,037,113     $ 3,877,355     $ 3,221,934
 DSCR on NOI ......................        1.28x           1.60x           1.33x
 DSCR on CF.. .....................        1.25x           1.60x           1.33x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      FINANCIAL INFORMATION -- PORTFOLIO 13
--------------------------------------------------------------------------------

                                                      ANNUALIZED
                                                     MOST RECENT      FULL YEAR
                                     UNDERWRITTEN     (6/30/04)       (12/31/03)
                                     ------------     ---------       ----------
 Effective Gross Income. ..........  $ 4,853,533     $ 5,207,166     $ 4,783,087
 Total Expenses ...................  $ 1,928,225     $ 1,710,900     $ 1,718,625
 Net Operating Income (NOI). ......  $ 2,925,308     $ 3,496,266     $ 3,064,462
 Cash Flow (CF) ...................  $ 2,868,008     $ 3,496,266     $ 3,064,462
 DSCR on NOI ......................        1.25x           1.50x           1.31x
 DSCR on CF.. .....................        1.23x           1.50x           1.31x
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      FINANCIAL INFORMATION -- BONITA LAKE
--------------------------------------------------------------------------------

                                                        ANNUALIZED
                                                       MOST RECENT    FULL YEAR
                                        UNDERWRITTEN    (6/30/04)     (12/31/03)
                                        ------------    ---------     ----------
 Effective Gross Income. .............   $ 439,723      $ 646,362     $ 395,069
 Total Expenses ......................   $ 262,268      $ 265,272     $ 237,597
 Net Operating Income (NOI). .........   $ 177,455      $ 381,089     $ 157,472
 Cash Flow (CF) ......................   $ 169,105      $ 381,089     $ 157,472
 DSCR on NOI .........................       1.83x          3.92x         1.62x
 DSCR on CF.. ........................       1.74x          3.92x         1.62x
--------------------------------------------------------------------------------

                                      E-40

--------------------------------------------------------------------------------
                                CORPORATE CENTER
--------------------------------------------------------------------------------

CORPORATE CENTER

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                                LOAN INFORMATION
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 LOAN SELLER:                         GACC

 ORIGINAL PRINCIPAL BALANCE:          $32,900,000

 FIRST PAYMENT DATE:                  October 1, 2004

 TERM/AMORTIZATION:                   60/360 months

 INTEREST ONLY PERIOD:                12 months

 MATURITY DATE:                       September 1, 2009

 EXPECTED MATURITY BALANCE:           $31,114,632

                                      Parmenter Corporate
 BORROWING ENTITY:                    Center LP, LLLP

 INTEREST CALCULATION:                Actual/360

 CALL PROTECTION:                     Lockout: 11
                                      Payments;
                                      Greater of 1% or Yield
                                      Maintenance: 45
                                      Payments
                                      Open: 4 Payments

 UP-FRONT RESERVES:

   TAX/INSURANCE RESERVE:             Yes

   TI/LC RESERVE:                     $1,660,000

   REPAIR RESERVE                     $800,000

   CAPITAL REPAIR RESERVE             $180,000

   TENANT FREE RENT RESERVE           $132,508

   PARKING RESERVE                    $95,000

 ONGOING MONTHLY RESERVES:

   TAX/INSURANCE RESERVE:             Yes

   REPLACEMENT RESERVE:               $4,858

   TI/LC RESERVE:                     $28,576

 LOCKBOX:                             Hard
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                              FINANCIAL INFORMATION
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 CUT-OFF DATE BALANCE:                $32,900,000

 CUT-OFF DATE LTV:                    70.0%

 MATURITY DATE LTV:                   66.2%

 UNDERWRITTEN DSCR(1):                1.41x

 MORTGAGE RATE:                       5.470%
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(1)  DSCR figures based on net cash flow unless otherwise noted.

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                              PROPERTY INFORMATION
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 PROPERTY TYPE:                      Office

 PROPERTY SUB-TYPE:                  CBD

 LOCATION:                           Fort Lauderdale, FL

 YEAR BUILT/RENOVATED:               1982/1999

 NET RENTABLE SQUARE FEET:           342,906

 CUT-OFF BALANCE PER SF:             $96

 OCCUPANCY AS OF 8/5/04:             75.7%

 OWNERSHIP INTEREST:                 Fee

 PROPERTY MANAGEMENT:                Parmenter Realty &
                                     Investment Company

 U/W NET CASH FLOW:                  $3,141,368

 APPRAISED VALUE:                    $47,000,000
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                                      E-41

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                                CORPORATE CENTER
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                              FINANCIAL INFORMATION
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                                                            ANNUALIZED
                                                             6 MONTHS         FULL YEAR         FULL YEAR
                                         UNDERWRITTEN       (6/30/04)         (12/31/03)        (12/31/02)
                                         ------------       ---------         ----------        ----------

 Effective Gross Income .............    $ 7,788,934       $ 7,778,006       $ 7,017,114       $ 6,697,218
 Total Expenses .....................    $ 4,244,584       $ 3,275,569       $ 3,956,858       $ 3,535,163
 Net Operating Income (NOI) .........    $ 3,544,350       $ 4,502,437       $ 3,060,256       $ 3,162,055
 Cash Flow (CF) .....................    $ 3,141,368       $ 4,502,437       $ 3,060,256       $ 3,162,055
 DSCR on NOI ........................          1.59x             2.02x             1.37x             1.42x
 DSCR on CF. ........................          1.41x             2.02x             1.37x             1.42x
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                               TENANT INFORMATION
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                                    RATINGS       TOTAL       % OF                 POTENTIAL    % POTENTIAL
TOP TENANTS(1)                    S&P/MOODY'S   TENANT SF   TOTAL SF   RENT PSF       RENT         RENT       EXPIRATION
--------------                    -----------   ---------   --------   --------       ----         ----       ----------

 Certified Tours ..............    Not Rated     77,710       22.7%     $ 26.90    $2,090,399       25.0%      7/31/2007
 Silversea Cruises, Ltd. ......    Not Rated     44,134       12.9      $ 26.40     1,165,138       13.9      12/31/2010
 Stratis Business Centers .....    Not Rated     15,190        4.4      $ 15.67       238,102        2.9      10/31/2011
 Broward County ...............    Not Rated     11,922        3.5      $ 17.38       207,204        2.5       5/31/2009
 State Farm Insurance Co. .....  AA/Not Rated     9,822        2.9      $ 26.50       260,283        3.1      10/31/2005
                                                -------      -----                 ----------       ----
 TOTAL ........................                 158,778       46.3%                $3,961,126       47.4%
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(1)  Information obtained from Underwritten Rent Roll except for Ratings
     (S&P/Moody's) and unless otherwise stated. Credit Ratings are of the parent company whether or not the parent company guarantees the lease.
     Calculations with respect to Rent PSF, Potential Rent and % of Potential
     Rent include base rent only and exclude common area maintenance expense and reimbursement. Underwritten rent for Silversea Cruises, Ltd. is lower than actual rent of $28.12 per SF.

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                             LEASE ROLLOVER SCHEDULE
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                           # OF LEASES     EXPIRING       % OF       CUMULATIVE       CUMULATIVE       BASE RENT
YEAR OF EXPIRATION(1)        EXPIRING         SF        TOTAL SF      TOTAL SF      % OF TOTAL SF       EXPIRING
---------------------        --------         --        --------      --------      -------------       --------

 2004 .................        2             3,166         0.9%         3,166            0.9%         $   92,614
 2005 .................        4            17,782         5.2         20,948            6.1%         $  451,320
 2006 .................        5            15,618         4.6         36,566           10.7%         $  404,676
 2007 .................        7            85,867        25.0        122,433           35.7%         $2,263,488
 2008 .................        1             5,167         1.5        127,600           37.2%         $  136,409
 2009 .................        8            41,625        12.1        169,225           49.4%         $  950,241
 2010 .................        7            75,150        21.9        244,375           71.3%         $1,958,558
 2011 .................        1            15,190         4.4        259,565           75.7%         $  238,102
 Vacant ...............                     83,341        24.3        342,906          100.0%         $1,943,956
                               --          -------       -----
 TOTAL ................        35          342,906       100.0%
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(1)  Information obtained from Underwritten Rent Roll.

                                      E-42

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                                CORPORATE CENTER
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                         SUMMARY OF SIGNIFICANT TENANTS
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The property is 75.7% leased by thirty-five tenants at an average lease rate of
$24.61 per square foot. The two largest tenants representing 35.5% of the total net rentable area, are:

   o Certified Tours (Not Rated) occupies 77,710 square feet (22.7% of net rentable area). It contributes $2,090,399 of base rental income 25.0% to the property. The privately held wholesale travel company was founded in
     1980 by Michael Egan, founder of Alamo Car Rental. Certified Tours specializes in designing, marketing and delivering vacation packages, managing such brands as Delta Vacations, Continental Airlines Vacations,
     American Express Vacations, and AAA vacations. Certified Tours offers packages to more than 50 cities worldwide, including Orlando and Walt
     Disney World vacations. Currently, Certified Tours has contracts with
     American Airlines, US Airways, Bahamas Air, Cayman Airlines, Air Jamaica,
     British Airways, Virgin Atlantic Airways, Aloha Airlines, and Aeromexico.
     Certified Tours has been a tenant at the property since 1990.

   o Silversea Cruises, Ltd. (Not Rated) occupies 44,134 square feet (12.9% of net rentable area). Silversea Cruises, Ltd contributes $1,165,138 of underwritten base rental income (13.9%) to the property (tenant pays actual rent of $1,241,160) and is a privately held cruise line. Silversea Cruises,
     Ltd. specializes in a fleet of cruise ships built for fewer guests, luxurious amenities, and the ability to dock at smaller, less accessible ports. Silversea Cruises, Ltd. owns four cruise ships and maintains an office in London. Silversea Cruises, Ltd. has been a tenant at the property since 1999 and has a lease term that extends beyond the term of the loan
     (expires December 31, 2010).
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                                      E-43

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                                CORPORATE CENTER
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                             ADDITIONAL INFORMATION
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THE LOAN:

   o The Corporate Center Mortgage loan is secured by a first mortgage on a
     24-story, 342,906 square foot office building located in downtown Fort
     Lauderdale, Florida.

THE BORROWER:

   o The borrower, Parmenter Corporate Center LP, LLLP, is a single-purpose, bankruptcy-remote entity. The borrower's capital is derived from its limited partner, a joint venture between the Parmenter Private Realty Fund
     II, LP and the Parmenter Realty Fund II, LP, named Parameter Realty Fund II
     Investments. Parmenter Realty Funds II Investments is required to maintain a minimum net worth of $5 million. Parmenter Private Realty Fund II, LP is an entity comprised of private individuals with partners' capital of approximately $5.7 million; Parmenter Realty Fund II, LP is solely comprised of a $50 million investment from the Stanford University
     Endowment fund. The loan sponsor, Darryl W. Parmenter, controls all of the above-mentioned entities and has over 30 years of real estate experience.
     Mr. Parmenter is the President and CEO of Parmenter Realty Partners.
     Founded in 1989 and headquartered in Miami, Parmenter Realty has acquired or developed 10 million square feet of real estate valued at over $1.5 billion. Mr. Parmenter was a limited partner of the selling entity and has managed the property since the seller purchased the property in March 1998.
     As of July 1, 2004, Mr. Parmenter had a net worth of $19,645,350.

THE PROPERTY:

   o The collateral for the Corporate Center Mortgage loan consists of a fee simple interest in one 24-story central business district building; a
     2-story mixed-use annex totaling 342,906 rentable square feet. The property was built in 1982 and is situated on approximately 1.59 acres.

PROPERTY MANAGEMENT:

   o The property is managed by Parmenter Realty & Investment Company, an affiliate of the borrower that has managed the property since March of
     1998. Mr. Darryl W. Parmenter, the loan sponsor, is the President and CEO of Parmenter Realty Partners, which, since 1989, has acquired or developed
     10 million square feet of real estate, representing over $1.5 billion in value. Parmenter Realty Partners has offices in Jacksonville, Atlanta, St.
     Louis and Dallas, in addition to its headquarters in Miami. Parmenter
     Realty Partners has been involved in all aspects of management, leasing and construction at the property. The majority of the properties managed by
     Parmenter are located in the southeastern United States.

CURRENT MEZZANINE OR SUBORDINATE INDEBTEDNESS:

   o None.

FUTURE MEZZANINE OR SUBORDINATE INDEBTEDNESS:

   o Not Allowed.
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                                      E-44